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MFS
INVESTMENT MANAGEMENT
We invented the mutual fund[RegTM]


MFS[RegTM] Municipal
Series Trust

Semiannual Report  [bullet]  September 30, 1998

For the States of: Mississippi,
New York, North Carolina,
Pennsylvania, South Carolina
Tennessee, Virginia, and West Virginia

Table of Contents

Letter from the Chairman ..............     1
Management Review and Outlook .........     3
Performance Summary ...................     4
Portfolio of Investments ..............     7
Financial Statements ..................    23
Notes to Financial Statements .........    55
Trustees and Officers .................    65

--------------------------------------------------------------------------------
HIGHLIGHTS
--------------------------------------------------------------------------------
[bullet] We are in the process of upgrading the overall credit qualities of the portfolios based on our diminished expectations for domestic economic growth. We are focusing on "A"-, "AA"-, and "AAA"-rated securities when doing so will not severely impact the sustainability of the Funds' income streams.

[bullet] A prime sector in which we are finding value is bonds backed by revenue streams that finance essential services, such as water and sewer projects.

[bullet] Our use of a systematic, quantitative research process helps us identify opportunities and risks in the municipal bond marketplace and enables bottom-up, fundamental credit-risk analysis of all current and prospective holdings.

            ----------------------------------------------------------
             NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE
            ----------------------------------------------------------

Letter from the Chairman

[Photo of Jeffrey L. Shames]
Jeffrey L. Shames

Dear Shareholders,

In the coming year, MFS will celebrate its 75th anniversary. In 1924, our Massachusetts Investors Trust, the nation's first mutual fund, opened to the public and helped launch a revolution in investing that continues today. In the 75 years since, MFS has grown with its investors not only through bear markets, economic and political turmoil, wars, and oil shortages, but also through long periods of growth and prosperity. We are very proud of our record of investment management and service to shareholders throughout our history.

One of the best ways for us to serve our shareholders is to help them understand some of the reasons behind developments in the investment markets and, when necessary, to take a more cautious outlook. This is particularly important during periods of market volatility such as we are experiencing this year, when equity prices do not follow a straight course. In light of this volatility, it is clear that equity valuations have risen to a point at which stock prices have become vulnerable to changes in the investment environment such as a slowing economy, earnings disappointments, and global economic and political turmoil. While we continue to hold a favorable long-term outlook for the equity markets, we also believe that the recent market correction was overdue and was a healthy near-term event that should rid the financial system of some excesses that have developed.

Currently, equity investors seem to be focused on the slowdown in corporate earnings and, more recently, on the continuing uncertainty overseas, particularly in Russia and some of the emerging markets. In the second quarter, for example, average earnings growth for companies in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, was about 3%, well below what people were expecting a year ago. As a result of this and continuing concerns about Asia and emerging markets, the stock markets pulled back from the record-high levels set in mid-July. Although the U.S. stock market has responded positively to reductions in interest rates by the Federal Reserve Board, the market's retreat helped correct some -- but not all -- of the overvaluations that had been building for some time. Prior to July, equity prices had been rising without a corresponding increase in corporate earnings. As a result, price-to-earnings (P/E) ratios, or the amount investors paid for stocks in relation to companies' earnings per share, also went up. If this year's downturn helps create more reasonable valuations, we believe it could provide a sounder long-term foundation for the equity markets. On another positive note, interest rates have begun to decline as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs.

Internationally, the economic turmoil in Asia continues to be a concern to us, while Russia is facing political and economic uncertainty and Latin American economies are feeling substantial pressure. We believe the United States has yet to see the full impact of this crisis. There have been brief periods of improvement in a few places and countries such as Japan and Brazil have taken positive steps toward economic reform but, for the most part, these economies are still very weak. At the same time, the Asian turmoil has had the beneficial effect of moderating U.S. growth and keeping inflation in check, which has helped establish a favorable interest-rate environment.

Countering the situation in Asia has been the growing strength of European economies, although European equity markets have also seen some volatility this year. But as these countries move toward economic union, they are benefiting from a convergence of interest rates to lower levels, a rapid expansion of manufacturing and service businesses, and an increasingly strong consumer sector. This has helped American exporters offset some of their Asian losses while providing investment opportunities in developed and emerging European markets.

Given the uncertainty arising from these conflicting developments, we believe that it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bond and international investments as well as on the U.S. stock market. At MFS, we also believe our decades-long commitment to original, company-by-company research gives us an advantage by helping us find companies that we think can keep growing or gain market share during periods of turmoil. To help fulfill this commitment and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts, who thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

We also use active portfolio management on the fixed-income side, using our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

As we have for 75 years, we will continue to apply this discipline of thorough, bottom-up research to both the equity and fixed-income markets because we believe it offers the best potential for providing favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
---------------------
Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management[RegTM]

October 14, 1998

Management Review and Outlook

Dear Shareholders,

In much the same way volatility has affected the equity markets, it has had an impact on the climate for fixed-income investing during the past six months. However, it has been a positive time for fixed-income investors in several high-quality bond asset classes. The impact of low inflation and a flight to high-quality U.S. Treasury securities spurred by the Asian economic crisis have increased the demand for Treasuries, driving 30-year Treasury bond interest rates to 31-year lows and causing an uptick in bond prices. One effect of low Treasury yields has been a widening of yield spreads between these securities and other types of taxable fixed-income investments.

However, in the municipal bond market yield spreads have not widened appreciably in the past year, so the difference in yields between bonds of varying credit qualities is much narrower than on the taxable side of the fixed-income market. We don't expect these spreads to stay as narrow in the future, and we are preparing for the day when spreads do widen by upgrading the credit quality of the individual portfolios. While this may cost us a small amount of additional yield, we don't consider it prudent to reach for yield today when to do so may adversely impact the credit quality and subsequent performance of the portfolios tomorrow. We believe that this approach will better position the portfolios in the event that a national economic slowdown begins to impact consumer confidence and spending and, by extension, municipal economies. If these recessionary signs develop, they could result in reduced tax revenues and a boost in the need for -- and cost of -- social services, which may affect municipal economies and pressure bond credit ratings.

We are focusing much of our investment activity on higher-quality bonds rated "A," "AA," and "AAA" when we can do so without significantly impacting the sustainability of the portfolios' income streams. Among the sectors in which we are finding value are bonds backed by steady revenue streams that finance essential services yet to face deregulation, such as water and sewer projects.

We feel that MFS[RegTM] Original Research(SM) will continue to differentiate our approach to municipal investing. Our focus on research consists of both a systematic, quantitative process through which we identify opportunities and risks in the municipal bond marketplace and an intensive, bottom-up, fundamental credit-risk analysis of all current and prospective holdings.

Respectfully,

/s/ John P. Kihn                               /s/ Geoffrey L. Schechter
----------------                               -------------------------
John P. Kihn                                   Geoffrey L. Schechter
Portfolio Manager                              Portfolio Manager



The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
  PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

  Note to Shareholders: Effective May 29, 1998, Geoffrey L. Schechter joined John P. Kihn as portfolio manager of the Funds, succeeding David B. Smith.

  John P. Kihn is a Vice President of MFS Investment Management[RegTM] and portfolio manager of MFS[RegTM] Municipal Income Fund, MFS[RegTM] Municipal Limited Maturity Fund and MFS[RegTM] Alabama, Arkansas, California, Florida, Georgia, Maryland, Massachusetts, Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee and Virginia Municipal Bond funds. Mr. Kihn joined MFS as a quantitative analyst in October 1997 and was named portfolio manager later that year. He previously had worked as a senior quantitative analyst with a major investment management firm. Mr. Kihn earned a bachelor's degree in economics from the University of California, Berkeley, a master's degree in business economics from the University of California, Santa Barbara, and a doctorate degree in accounting and finance from the London School of Economics.

  Geoffrey L. Schechter is a Vice President of MFS Investment Management[RegTM] and portfolio manager of MFS Municipal Bond Fund and MFS Alabama, Arkansas, California, Georgia, Maryland, Massachusetts, Mississippi, North Carolina, Pennsylvania, South Carolina, Virginia and West Virginia Municipal Bond funds. Mr. Schechter joined MFS as an Investment Officer in 1993 after working as a municipal credit analyst with a major insurance company. He was named an Assistant Vice President in 1994 and a Vice President in 1995. He became manager of MFS Municipal Bond Fund in 1998. Mr. Schechter is a graduate of the University of Texas and has an M.B.A. from Boston University. He is a Chartered Financial Analyst and a Certified Public Accountant.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
  FUND FACTS
--------------------------------------------------------------------------------

  Objective: Each Fund seeks current income exempt from federal income taxes and from the personal income taxes, if any, of the state to which its name refers.

    Commencement of investment operations:
    Mississippi                August 6, 1992
    New York                   June 6, 1988
    North Carolina             October 31, 1984
    Pennsylvania               February 1, 1993
    South Carolina             October 31, 1984
    Tennessee                  August 12, 1988
    Virginia                   October 31, 1984
    West Virginia              October 31, 1984

    Net assets as of September 30, 1998:
    Mississippi                $ 77.0 million
    New York                   $146.7 million
    North Carolina             $435.8 million
    Pennsylvania               $ 41.8 million
    South Carolina             $180.3 million
    Tennessee                  $128.9 million
    Virginia                   $412.0 million
    West Virginia              $150.6 million

    Class inception:
    Mississippi      Class A   August 6, 1992
                     Class B   September 7, 1993
    New York         Class A   June 6, 1988
                     Class B   September 7, 1993
    North Carolina   Class A   October 31, 1984
                     Class B   September 7, 1993
                     Class C   January 3, 1994
    Pennsylvania     Class A   February 1, 1993
                     Class B   September 7, 1993
    South Carolina   Class A   October 31, 1984
                     Class B   September 7, 1993
    Tennessee        Class A   August 12, 1988
                     Class B   September 7, 1993
    Virginia         Class A   October 31, 1984
                     Class B   September 7, 1993
                     Class C   January 3, 1994
    West Virginia    Class A   October 31, 1984
                     Class B   September 7, 1993

Performance Summary

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends.

Average Annual and Cumulative Total Rates of Return through September 30, 1998

MFS[RegTM] Mississippi Municipal Bond Fund

                                                                     Class A Investment Results
                              -----------------------------------------------------------------
                               6 Months      1 Year      3 Years      5 Years    10 Years/Life*
                              -----------------------------------------------------------------
Cumulative Total Return          +4.60%      +8.74%      +26.18%      +33.38%        +48.18%
-----------------------------------------------------------------------------------------------
Average Annual Total Return         --       +8.74%       +8.06%       +5.93%         +6.60%
-----------------------------------------------------------------------------------------------
SEC Results                         --       +3.58%       +6.32%       +4.90%         +5.76%
-----------------------------------------------------------------------------------------------

                                                                    Class B Investment Results
                               ---------------------------------------------------------------
                                6 Months     1 Year      3 Years      5 Years   10 Years/Life*
                               ---------------------------------------------------------------
Cumulative Total Return          +4.19%      +7.89%      +23.09%      +27.99%       +41.97%
----------------------------------------------------------------------------------------------
Average Annual Total Return         --       +7.89%       +7.17%       +5.06%        +5.86%
----------------------------------------------------------------------------------------------
SEC Results                         --       +3.89%       +6.29%       +4.72%        +5.86%
----------------------------------------------------------------------------------------------

 *For the period from the commencement of the Fund's investment operations, August 6, 1992, through September 30, 1998.

MFS[RegTM] New York Municipal Bond Fund

                                                                    Class A Investment Results
                              ----------------------------------------------------------------
                               6 Months      1 Year      3 Years      5 Years    10 Years/Life
                              ----------------------------------------------------------------
Cumulative Total Return          +4.07%      +8.08%      +24.89%      +32.00%       +119.72%
----------------------------------------------------------------------------------------------
Average Annual Total Return         --       +8.08%       +7.69%       +5.71%         +8.19%
----------------------------------------------------------------------------------------------
SEC Results                         --       +2.95%       +5.96%       +4.68%         +7.67%
----------------------------------------------------------------------------------------------

                                                                   Class B Investment Results
                              ---------------------------------------------------------------
                               6 Months      1 Year      3 Years      5 Years   10 Years/Life
                              ---------------------------------------------------------------
Cumulative Total Return          +3.78%      +7.38%      +22.06%      +26.96%      +111.14%
---------------------------------------------------------------------------------------------
Average Annual Total Return         --       +7.38%       +6.87%       +4.89%        +7.76%
---------------------------------------------------------------------------------------------
SEC Results                         --       +3.38%       +5.98%       +4.55%        +7.76%
---------------------------------------------------------------------------------------------

MFS[RegTM] North Carolina Municipal Bond Fund

                                                                Class A Investment Results
                              ------------------------------------------------------------
                               6 Months  1 Year      3 Years      5 Years    10 Years/Life
                              ------------------------------------------------------------
Cumulative Total Return          +4.01%  +7.76%      +23.85%      +30.02%      +100.42%
------------------------------------------------------------------------------------------
Average Annual Total Return         --   +7.76%       +7.39%       +5.39%        +7.20%
------------------------------------------------------------------------------------------
SEC Results                         --   +2.64%       +5.67%       +4.37%        +6.68%
------------------------------------------------------------------------------------------

                                                                   Class B Investment Results
                              ---------------------------------------------------------------
                               6 Months      1 Year      3 Years      5 Years   10 Years/Life
                              ---------------------------------------------------------------
Cumulative Total Return          +3.59%      +6.99%      +21.27%      +25.46%       +93.25%
---------------------------------------------------------------------------------------------
Average Annual Total Return         --       +6.99%       +6.64%       +4.64%        +6.81%
---------------------------------------------------------------------------------------------
SEC Results                         --       +2.99%       +5.76%       +4.30%        +6.81%
---------------------------------------------------------------------------------------------

                                                                Class C Investment Results
                              ------------------------------------------------------------
                               6 Months  1 Year      3 Years      5 Years    10 Years/Life
                              ------------------------------------------------------------
Cumulative Total Return          +3.58%  +6.98%      +21.51%      +25.82%       +93.97%
------------------------------------------------------------------------------------------
Average Annual Total Return         --   +6.98%       +6.71%       +4.70%        +6.85%
------------------------------------------------------------------------------------------
SEC Results                         --   +5.98%       +6.71%       +4.70%        +6.85%
------------------------------------------------------------------------------------------

MFS[RegTM] Pennsylvania Municipal Bond Fund

                                                                     Class A Investment Results
                              -----------------------------------------------------------------
                               6 Months      1 Year      3 Years      5 Years    10 Years/Life*
                              -----------------------------------------------------------------
Cumulative Total Return          +4.89%      +9.34%      +26.11%      +32.56%        +44.61%
-----------------------------------------------------------------------------------------------
Average Annual Total Return         --       +9.34%       +8.04%       +5.80%         +6.73%
-----------------------------------------------------------------------------------------------
SEC Results                         --       +4.15%       +6.30%       +4.78%         +5.81%
-----------------------------------------------------------------------------------------------


                                                                    Class B Investment Results
                              ----------------------------------------------------------------
                               6 Months      1 Year      3 Years      5 Years   10 Years/Life*
                              ----------------------------------------------------------------
Cumulative Total Return          +4.47%      +8.36%      +23.12%      +27.26%       +38.72%
----------------------------------------------------------------------------------------------
Average Annual Total Return         --       +8.36%       +7.18%       +4.94%        +5.95%
----------------------------------------------------------------------------------------------
SEC Results                         --       +4.36%       +6.30%       +4.60%        +5.81%
----------------------------------------------------------------------------------------------

 *For the period from the commencement of the Fund's investment operations, February 1, 1993, through September 30, 1998.

MFS[RegTM] South Carolina Municipal Bond Fund

                                                                   Class A Investment Results
                              ---------------------------------------------------------------
                               6 Months      1 Year      3 Years      5 Years   10 Years/Life
                              ---------------------------------------------------------------
Cumulative Total Return          +3.97%      +7.98%      +23.05%      +30.08%       +104.96%
---------------------------------------------------------------------------------------------
Average Annual Total Return         --       +7.98%       +7.16%       +5.40%         +7.44%
---------------------------------------------------------------------------------------------
SEC Results                         --       +2.85%       +5.44%       +4.38%         +6.92%
---------------------------------------------------------------------------------------------

                                                                   Class B Investment Results
                              ---------------------------------------------------------------
                               6 Months      1 Year      3 Years      5 Years   10 Years/Life
                              ---------------------------------------------------------------
Cumulative Total Return          +3.55%      +7.29%      +20.59%      +25.52%       +97.64%
---------------------------------------------------------------------------------------------
Average Annual Total Return         --       +7.29%       +6.44%       +4.65%        +7.05%
---------------------------------------------------------------------------------------------
SEC Results                         --       +3.29%       +5.55%       +4.32%        +7.05%
---------------------------------------------------------------------------------------------

MFS[RegTM] Tennessee Municipal Bond Fund

                                                                    Class A Investment Results
                              ----------------------------------------------------------------
                               6 Months      1 Year      3 Years      5 Years    10 Years/Life
                              ----------------------------------------------------------------
Cumulative Total Return          +3.91%      +7.96%      +23.71%      +32.06%       +105.91%
----------------------------------------------------------------------------------------------
Average Annual Total Return         --       +7.96%       +7.35%       +5.72%         +7.49%
----------------------------------------------------------------------------------------------
SEC Results                         --       +2.83%       +5.62%       +4.69%         +6.97%
----------------------------------------------------------------------------------------------

                                                                   Class B Investment Results
                              ---------------------------------------------------------------
                               6 Months      1 Year      3 Years      5 Years   10 Years/Life
                              ---------------------------------------------------------------
Cumulative Total Return          +3.49%      +7.27%      +21.14%      +27.51%       +98.56%
---------------------------------------------------------------------------------------------
Average Annual Total Return         --       +7.27%       +6.60%       +4.98%        +7.10%
---------------------------------------------------------------------------------------------
SEC Results                         --       +3.27%       +5.71%       +4.65%        +7.10%
---------------------------------------------------------------------------------------------

MFS[RegTM] Virginia Municipal Bond Fund

                                                                Class A Investment Results
                              ------------------------------------------------------------
                               6 Months  1 Year      3 Years      5 Years    10 Years/Life
                              ------------------------------------------------------------
Cumulative Total Return          +3.99%  +7.56%      +22.02%      +27.75%      +100.61%
------------------------------------------------------------------------------------------
Average Annual Total Return         --   +7.56%       +6.86%       +5.02%        +7.21%
------------------------------------------------------------------------------------------
SEC Results                         --   +2.45%       +5.14%       +4.00%        +6.69%
------------------------------------------------------------------------------------------

                                                                   Class B Investment Results
                              ---------------------------------------------------------------
                               6 Months      1 Year      3 Years      5 Years   10 Years/Life
                              ---------------------------------------------------------------
Cumulative Total Return          +3.57%      +6.78%      +19.47%      +23.37%       +93.61%
---------------------------------------------------------------------------------------------
Average Annual Total Return         --       +6.78%       +6.11%       +4.29%        +6.83%
---------------------------------------------------------------------------------------------
SEC Results                         --       +2.78%       +5.22%       +3.96%        +6.83%
---------------------------------------------------------------------------------------------

                                                                  Class C Investment Results
                              --------------------------------------------------------------
                               6 Months    1 Year      3 Years      5 Years    10 Years/Life
                              --------------------------------------------------------------
Cumulative Total Return          +3.66%    +6.87%      +19.78%      +23.67%       +94.34%
--------------------------------------------------------------------------------------------
Average Annual Total Return         --     +6.87%       +6.20%       +4.34%        +6.87%
--------------------------------------------------------------------------------------------
SEC Results                         --     +5.87%       +6.20%       +4.34%        +6.87%
--------------------------------------------------------------------------------------------

MFS[RegTM] West Virginia Municipal Bond Fund

                                                                    Class A Investment Results
                              ----------------------------------------------------------------
                               6 Months      1 Year      3 Years      5 Years    10 Years/Life
                              ----------------------------------------------------------------
Cumulative Total Return          +3.83%      +7.14%      +22.26%      +29.52%       +105.72%
----------------------------------------------------------------------------------------------
Average Annual Total Return         --       +7.14%       +6.93%       +5.31%         +7.48%
----------------------------------------------------------------------------------------------
SEC Results                         --       +2.06%       +5.21%       +4.29%         +6.95%
----------------------------------------------------------------------------------------------

                                                                   Class B Investment Results
                              ---------------------------------------------------------------
                               6 Months      1 Year      3 Years      5 Years   10 Years/Life
                              ---------------------------------------------------------------
Cumulative Total Return          +3.41%      +6.46%      +19.71%      +24.98%       +98.38%
---------------------------------------------------------------------------------------------
Average Annual Total Return         --       +6.46%       +6.18%       +4.56%        +7.09%
---------------------------------------------------------------------------------------------
SEC Results                         --       +2.46%       +5.28%       +4.23%        +7.09%
---------------------------------------------------------------------------------------------

Notes to Performance Summary

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months.

B and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

Portfolio of Investments (Unaudited) - September 30, 1998

MFS MISSISSIPPI MUNICIPAL BOND FUND
Municipal Bonds - 97.4%
-------------------------------------------------------------------------------

                                                          Principal Amount
Issuer                                                       (000 Omitted)              Value
---------------------------------------------------------------------------------------------
General Obligation - 7.5%
 Commonwealth of Puerto Rico, MBIA,
  7.846s, 2008++++                                                  $2,000        $ 2,303,660
 Hinds County, MS, MBIA, 6.25s, 2010                                 1,660          1,953,820
 Hinds County, MS, MBIA, 6.25s, 2011                                 1,285          1,516,852
                                                                                  -----------
                                                                                  $ 5,774,332
---------------------------------------------------------------------------------------------
State and Local Appropriation - 7.5%
 Hinds Community College, MS, Conference and
  Training Center, 6.5s, 2014                                       $1,320        $ 1,415,660
 Medical Center Educational Building Corp., MS
  (University of Mississippi Medical Center),
  MBIA, 5.65s, 2009                                                  2,000          2,240,300
 State of Mississippi, Certificates of Participation
  (Rehabilitation Services), 6.1s, 2014                              2,000          2,112,540
                                                                                  -----------
                                                                                  $ 5,768,500
---------------------------------------------------------------------------------------------
Refunded and Special Obligations - 16.8%
 Harrison County, MS, Wastewater Management
  District, Wastewater Treatment, FGIC,
  5.875s, 2005                                                      $1,000        $ 1,125,320
 Medical Center Educational Building Corp., MS
  (University of Mississippi Medical Center),
  MBIA, 5.9s, 2004                                                   2,250          2,536,110
 Mississippi Home Corp., 0s, 2013                                    6,920          3,412,321
 Mississippi Hospital Equipment & Facilities
  Authority Rev. (Magnolia Regional Health
  Center), 7.375s, 2001                                              1,500          1,679,235
 Puerto Rico Highway & Transportation Authority,
  Highway Rev., 6.625s, 2002                                         1,900          2,120,647
 State of Mississippi, 6.75s, 2004                                   1,800          2,078,208
                                                                                  -----------
                                                                                  $12,951,841
---------------------------------------------------------------------------------------------
Airport and Port Revenue - 2.8%
 Puerto Rico Ports Authority (American Airlines),
  6.25s, 2026                                                       $2,000        $ 2,199,640
---------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 6.1%
 Claiborne County, MS, Pollution Control Rev.
  (System Energy Resources, Inc.), 7.3s, 2025                       $1,000        $ 1,055,470
 Puerto Rico Electric Power Authority,
  7.898s, 2023++++                                                   1,000          1,176,430
 Warren County, MS, Pollution Control Rev.
  (Mississippi Power & Light), 7s, 2022                              1,000          1,116,130
 Washington County, MS, Pollution Control Rev.
  (Mississippi Power & Light), 7s, 2022                              1,230          1,372,840
                                                                                  -----------
                                                                                  $ 4,720,870
---------------------------------------------------------------------------------------------
Health Care Revenue - 2.7%
 Jones County, MS, Hospital Rev. (South Central
  Regional Medical Center), 5.5s, 2017                              $1,000        $ 1,016,660
 Mississippi Hospital Equipment & Facilities
  Authority Rev., 6s, 2016                                           1,000          1,054,230
                                                                                  -----------
                                                                                  $ 2,070,890
---------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 9.6%
 Jones County, MS, Solid Waste Disposal Rev.
  (International Paper Co.), 5.8s, 2021                             $1,000        $ 1,050,200
 Lowndes County, MS, Solid Waste Disposal &
  Pollution Control Rev. (Weyerhaeuser), 6.8s, 2022                  3,250          4,064,872
 Mississippi Business Finance Corp. (Jackson
  Municipal Airport/Airborne Freight), 7.15s, 2007                     985          1,123,028


Municipal Bonds - continued
-------------------------------------------------------------------------------

                                                          Principal Amount
Issuer                                                       (000 Omitted)              Value
---------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - continued
 Warren County, MS, Pollution Control Rev.
  (International Paper), 6.6s, 2019                                 $1,000        $ 1,123,520
                                                                                  -----------
                                                                                  $ 7,361,620
---------------------------------------------------------------------------------------------
Insured Health Care Revenue - 19.8%
 Alcorn County, Corinth (Magnolia Regional Health
  Center), AMBAC, 5.75s, 2013                                       $2,000        $ 2,177,820
 Corinth & Alcorn County, MS, 5.5s, 2021                               670            675,407
 Gulfport, MS, Hospital Facilities (Memorial
  Hospital), MBIA, 6.125s, 2015                                      2,250          2,479,432
 Gulfport, MS, Hospital Facilities (Memorial
  Hospital), MBIA, 6.2s, 2018                                        1,000          1,100,370
 Hinds County, MS, Rev. (Methodist Hospital &
  Rehabilitation Center), AMBAC, 5.6s, 2012                          3,055          3,392,914
 Mississippi Development Bank, Special Obligation
  (Adams County Hospital), FSA, 5.75s, 2016###                       1,000          1,075,140
 Mississippi Hospital Equipment & Facilities
  Authority Rev. (Baptist), MBIA, 6.5s, 2010                         1,190          1,354,232
 Mississippi Hospital Equipment & Facilities
  Authority Rev. (Baptist), MBIA, 6s, 2013                             750            828,150
 Mississippi Hospital Equipment & Facilities
  Authority Rev. (Rush Medical Foundation),
  Connie Lee, 6.7s, 2018                                             2,000          2,183,460
                                                                                  -----------
                                                                                  $15,266,925
---------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 5.2%
 Gulfport, MS, Community Development (Oakview
  Apartments), FNMA, 7.4s, 2025                                     $1,755        $ 1,915,776
 Jackson, MS, Elderly Housing Corp., Mortgage
  Rev. (Delhaven Manor), "C", FHA, 7.375s, 2024                      1,950          2,076,204
                                                                                  -----------
                                                                                  $ 3,991,980
---------------------------------------------------------------------------------------------
Single Family Housing Revenue - 7.4%
 Mississippi Home Corp., GNMA, 6.5s, 2024                           $2,650        $ 2,827,417
 Mississippi Home Corp., GNMA, 6.625s, 2027                          1,350          1,462,982
 Mississippi Home Corp., GNMA, 7.55s, 2027                           1,215          1,383,703
                                                                                  -----------
                                                                                  $ 5,674,102
---------------------------------------------------------------------------------------------
Universities - 1.4%
 University of Mississippi, Educational Building
  Corp. (Athletic Facilities), 6.2s, 2016                           $1,000        $ 1,085,930
---------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 8.9%
 Columbus, MS, Water & Sewer Rev., MBIA,
  6.5s, 2013                                                        $1,000        $ 1,130,460
 Gautier, MS, Utility District, Utility Systems Rev.,
  FGIC, 6.375s, 2019                                                 1,300          1,413,958
 Harrison County, MS, Wastewater Management
  District, Wastewater Treatment, FGIC, 6.5s, 2006                   1,375          1,474,220
 Meridian, MS, Water & Sewer Rev., AMBAC,
  6s, 2010                                                           1,500          1,653,210
 Meridian, MS, Water & Sewer Rev., AMBAC,
  6.2s, 2012                                                           650            722,241
 Meridian, MS, Water & Sewer Rev., AMBAC,
  6.2s, 2013                                                           400            444,456
                                                                                  -----------
                                                                                  $ 6,838,545
---------------------------------------------------------------------------------------------
Other - 1.7%
 Mississippi Development Bank (Diamond Lakes
  Utilities), 6.25s, 2007                                            1,250        $ 1,280,088
---------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $67,641,652)                              $74,985,263
---------------------------------------------------------------------------------------------


                                                                         7 - MMS

Floating Note Demand Note - 1.3%
--------------------------------------------------------------------------------

                                                           Principal Amount
Issuer                                                        (000 Omitted)       Value
---------------------------------------------------------------------------------------
 Jackson County, MS, Pollution Control Rev.
  (Chevron USA, Inc.), due 6/01/23, at Identified
  Cost                                                          $1,000      $ 1,000,000
---------------------------------------------------------------------------------------
Total Investments (Identified Cost, $68,641,652)                            $75,985,263

Other Assets, Less Liabilities - 1.3%                                         1,000,173
---------------------------------------------------------------------------------------
Net assets - 100.0%                                                         $76,985,436
---------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements


MFS NEW YORK MUNICIPAL BOND FUND

Municipal Bonds - 97.9%
--------------------------------------------------------------------------------

                                                     Principal Amount
Issuer                                                  (000 Omitted)         Value
-----------------------------------------------------------------------------------
General Obligation - 3.6%
 Oswego County, NY, 6.7s, 2009                              $1,000      $ 1,214,210
 Port Byron, NY, Central School District, AMBAC,
  7.4s, 2012                                                   500          654,830
 Port Byron, NY, Central School District, AMBAC,
  7.4s, 2013                                                   500          655,265
 Port Byron, NY, Central School District, AMBAC,
  7.4s, 2014                                                   500          657,935
 Port Byron, NY, Central School District, AMBAC,
  7.4s, 2015                                                   500          660,535
 Washingtonville, NY, Central School District, FGIC,
  7.35s, 2008                                                  550          690,574
 Washingtonville, NY, Central School District, FGIC,
  7.35s, 2009                                                  550          697,840
                                                                        -----------
                                                                        $ 5,231,189
-----------------------------------------------------------------------------------
State and Local Appropriation - 21.4%
 Metropolitan Transportation Authority, NY, Service
  Contract, 7.375s, 2008                                    $2,000      $ 2,382,160
 Metropolitan Transportation Authority, NY, Service
  Contract, 0s, 2012                                         1,655          869,785
 Metropolitan Transportation Authority, NY, Service
  Contract, AMBAC, 5.75s, 2013                               1,825        2,064,312
 Metropolitan Transportation Authority, NY, Service
  Contract, 0s, 2014                                         7,020        3,283,114
 Metropolitan Transportation Authority, NY, Service
  Contract, 5.5s, 2017                                         750          791,790
 New York Dormitory Authority Rev. (City
  University), FSA, 5.75s, 2013                              4,250        4,827,022
 New York Dormitory Authority Rev. (City
  University), 5.625s, 2016                                  1,450        1,597,175
 New York Dormitory Authority Rev. (City
  University), AMBAC, 5.75s, 2018                            1,800        2,054,088
 New York Dormitory Authority Rev. (State
  University), 5.875s, 2017                                  1,130        1,269,442
 New York Dormitory Authority Rev. (State
  University), FSA, 5.875s, 2017                             1,435        1,660,252
 New York Dormitory Authority Rev. (University),
  MBIA, 0s, 2007                                             2,500        1,752,075
 New York Medical Care Facilities Finance
  Agency, MBIA, 6s, 2025                                     1,300        1,417,143
 New York Medical Care Facilities Finance
  Agency, Mental Health Services, 6.375s, 2014               1,000        1,115,240
 New York Urban Development Corp. (Correctional
  Facilities), AMBAC, 0s, 2009                               5,000        3,211,950
 New York Urban Development Corp. (State
  Facilities), AMBAC, 5.6s, 2015                             2,750        3,078,928
                                                                        -----------
                                                                        $31,374,476
-----------------------------------------------------------------------------------
Refunded and Special Obligations - 26.2%
 New York City, NY, 8s, 2001###                             $  490      $   552,563
 New York City, NY, 8.25s, 2001                              2,000        2,291,760
 New York City, NY, 7.2s, 2004                               1,000        1,179,320
 New York City, NY, 7.3s, 2004                                 880        1,044,921
 New York City, NY, 7.3s, 2004                               5,000        5,922,600
 New York City, NY, 7.375s, 2004                             1,600        1,906,096
 New York City, NY, Municipal Water & Sewer
  Finance Authority, 7s, 2001                                  755          825,124
 New York City, NY, Municipal Water & Sewer
  Finance Authority, Systems Rev., 7.375s, 2001              2,000        2,216,600
 New York Environmental Facilities Corp., Pollution
  Control Rev., 6.875s, 2001                                 1,780        1,958,214
 New York Local Government Assistance Corp.,
  7.25s, 2001                                                2,500        2,757,950


8 - MNY

--------------------------------------------------------------------------------

                                                         Principal Amount
Issuer                                                      (000 Omitted)           Value
-----------------------------------------------------------------------------------------
Refunded and Special Obligations - continued
 New York Medical Care Facilities Finance Agency
  (Montefiore Medical), AMBAC, 6.5s, 2005                         $2,550      $ 2,960,065
 New York Medical Care Facilities Finance Agency
  (Montefiore Medical), FHA, 7.25s, 2009                           1,660        1,716,324
 New York Medical Care Facilities Finance Agency
  (St. Luke's Hospital), FHA, 7.45s, 2000                          2,600        2,782,988
 New York Medical Care Facilities Finance
  Agency, Mental Health Services, 7.875s, 2000                       340          372,280
 New York Medical Care Facilities Finance
  Agency, Mental Health Services, 7.3s, 2001                         750          836,123
 New York Power Authority, FGIC, 6.5s, 2008                        2,500        2,894,575
 New York Urban Development Corp., State
  Facilities Rev., 7.5s, 2001                                      1,000        1,109,080
 Puerto Rico Aqueduct & Sewer Authority Rev.,
  9s, 2005                                                           250          316,095
 Territory of Virgin Islands, 7.75s, 2001                            335          367,827
 Triborough Bridge & Tunnel Authority, NY,
  7.375s, 2000                                                     1,000        1,060,240
 Virgin Islands Public Finance Authority, Highway
  Rev., 7.7s, 1999                                                   800          851,080
 Virgin Islands Water & Power Authority, Electric
  Systems Rev., 7.4s, 2001                                         2,250        2,490,502
                                                                              -----------
                                                                              $38,412,327
-----------------------------------------------------------------------------------------
Airport and Port Revenue - 1.6%
 New York City, NY, Industrial Development
  Agency, Special Facilities Rev. (American
  Airlines), 6.9s, 2024                                           $1,000      $ 1,119,400
 Port Authority NY & NJ, Special Obligation (JFK
  International), MBIA, 6.25s, 2015                                1,000        1,192,980
                                                                              -----------
                                                                              $ 2,312,380
-----------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 7.0%
 Long Island, NY, Power Authority Rev., FSA,
  5s, 2018                                                        $1,500      $ 1,511,235
 Long Island, NY, Power Authority Rev., FSA,
  5.125s, 2022                                                     1,000        1,013,160
 New York City, NY, Industrial Development Rev.
  (Brooklyn Navy Yard Cogeneration Partners),
  5.65s, 2028                                                      1,000        1,026,820
 New York Energy Research and Development
  Authority, Electrical Facilities Rev. (Long Island
  Lighting), 7.15s, 2022                                           2,700        2,964,087
 Port Authority NY & NJ, Special Obligation,
  6.75s, 2019                                                      1,750        1,969,835
 Puerto Rico Electric Power Authority, FSA,
  5.929s, 2023++++                                                 1,500        1,764,645
                                                                              -----------
                                                                              $10,249,782
-----------------------------------------------------------------------------------------
Health Care Revenue - 2.9%
 Albany, NY, Industrial Development Authority,
  Civic Facilities Rev., 8.25s, 2004                              $1,590      $ 1,715,944
 Dutchess, NY, Industrial Development Agency,
  Civic Facilities Rev., 8.625s, 2016                              1,085        1,190,549
 New York Medical Care Facilities Finance
  Agency, Mental Health Services (Huntington
  Mortgage), 6.5s, 2014                                            1,250        1,372,350
                                                                              -----------
                                                                              $ 4,278,843
-----------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 4.2%
 Allegany County, NY, Industrial Development
  Authority, Solid Waste Rev. (Atlantic Richfield),
  6.625s, 2016                                                    $1,000      $ 1,096,240


Municipal Bonds - continued
--------------------------------------------------------------------------------

                                                         Principal Amount
Issuer                                                      (000 Omitted)           Value
-----------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - continued
 Essex County, NY, Industrial Development Agency
  (International Paper), 5.55s, 2014                              $  750      $   805,935
 Essex County, NY, Industrial Development Agency
  (Solid Waste International Paper), 6.15s, 2021                   1,000        1,090,660
 Fulton County, NY, Industrial Development Agency
  (Crossroads Incubator), 8.75s, 2009                              1,025        1,079,745
 Monroe County, NY, Industrial Development
  Agency (Weyerhaeuser), 9s, 2006                                  1,000        1,009,900
 Onondaga County, NY, Industrial Development
  Agency (Bristol-Meyers Squibb), 5.75s, 2024                      1,000        1,130,930
                                                                              -----------
                                                                              $ 6,213,410
-----------------------------------------------------------------------------------------
Insured Health Care Revenue - 4.5%
 New York City, NY, Health & Hospital Corp.,
  AMBAC, 6.075s, 2023++++                                         $3,200      $ 3,482,176
 New York Dormitory Authority Rev. (Champlain
  Valley), Connie Lee, 6s, 2010                                      250          287,275
 New York Dormitory Authority Rev. (St. Vincent's
  Hospital), FHA, 7.375s, 2011                                     2,500        2,753,425
                                                                              -----------
                                                                              $ 6,522,876
-----------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 0.4%
 New York City, NY, Housing Development Corp.
  (South Bronx Cooperatives), 8.1s, 2023                          $  570      $   596,972
-----------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 0.7%
 Municipal Assistance Corp., City of Troy, MBIA,
  0s, 2019                                                        $1,835      $   656,691
 Municipal Assistance Corp., City of Troy, MBIA,
  0s, 2020                                                         1,120          391,026
                                                                              -----------
                                                                              $ 1,047,717
-----------------------------------------------------------------------------------------
Single Family Housing Revenue - 3.4%
 New York Mortgage Agency Rev., 7.375s, 2011                      $1,295      $ 1,399,869
 New York Mortgage Agency Rev., 8.05s, 2011                           50           52,383
 New York Mortgage Agency Rev., 6.45s, 2017                        2,355        2,556,918
 New York Mortgage Agency Rev., 7.75s, 2023                          960        1,033,354
                                                                              -----------
                                                                              $ 5,042,524
-----------------------------------------------------------------------------------------
Turnpike Revenue - 6.0%
 Triborough Bridge & Tunnel Authority, NY,
  5.5s, 2017                                                      $8,000      $ 8,861,200
-----------------------------------------------------------------------------------------
Universities - 4.9%
 Hempstead Town, NY, Civic Facilities Rev. (Hofstra
  University), MBIA, 5.8s, 2015                                   $1,500      $ 1,640,340
 Islip, NY, Community Development Agency Rev.
  (New York Institute of Technology), 7.5s, 2026                   2,000        2,206,800
 New York Dormitory Authority Rev. (Colgate
  University), MBIA, 6s, 2016                                      1,000        1,168,520
 New York Dormitory Authority Rev. (Cornell
  University), 7.375s, 2020                                        1,500        1,620,570
 Utica, NY, Industrial Development Agency (Utica
  College), 5.3s, 2008                                               500          508,535
                                                                              -----------
                                                                              $ 7,144,765
-----------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 11.1%
 New York City, NY, Municipal Water & Sewer
  Finance Authority, 6s, 2010                                     $  620      $   710,334
 New York City, NY, Municipal Water & Sewer
  Finance Authority, 7.1s, 2012                                    2,000        2,183,820
 New York City, NY, Municipal Water & Sewer
  Finance Authority, 7s, 2015                                        745          811,186
 New York City, NY, Municipal Water & Sewer
  Finance Authority, 7.6s, 2020                                      470          489,721


                                                                         9 - MNY

--------------------------------------------------------------------------------

                                                       Principal Amount
Issuer                                                    (000 Omitted)             Value
-----------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - continued
 New York Environmental Facilities Corp., Pollution
  Control Rev., 5.75s, 2010                                      $3,235      $  3,658,300
 New York Environmental Facilities Corp., Pollution
  Control Rev., 6.875s, 2010                                        220           241,131
 New York Environmental Facilities Corp., Pollution
  Control Rev., 5.75s, 2012                                       1,100         1,244,012
 New York Environmental Facilities Corp., Water
  Facilities Rev., 8.85s, 2015                                    2,500         2,819,250
 Suffolk County, NY, Water Authority, MBIA,
  5.1s, 2012                                                      1,895         2,015,560
 Suffolk County, NY, Water Authority, MBIA,
  5.1s, 2013                                                      2,000         2,118,500
                                                                             ------------
                                                                             $ 16,291,814
-----------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $126,718,129)                        $143,580,275
-----------------------------------------------------------------------------------------
Floating Rate Demand Notes - 0.6%
-----------------------------------------------------------------------------------------
 Long Island, NY, Power Authority Rev., due 5/01/33              $  100      $    100,000
 New York City, NY, Municipal Water Finance
  Authority, due 6/15/24                                            800           800,000
-----------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                         $    900,000
-----------------------------------------------------------------------------------------
Total Investments (Identified Cost, $127,618,129)                            $144,480,275

Other Assets, Less Liabilities - 1.5%                                           2,250,489
-----------------------------------------------------------------------------------------
Net assets - 100.0%                                                          $146,730,764
-----------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements


MFS NORTH CAROLINA MUNICIPAL BOND FUND

Municipal Bonds - 97.5%
--------------------------------------------------------------------------------

                                                       Principal Amount
Issuer                                                    (000 Omitted)            Value
----------------------------------------------------------------------------------------
General Obligation - 1.3%
 Durham, NC, 5.9s, 2013                                          $2,400      $ 2,652,576
 Durham, NC, 5.9s, 2014                                           2,400        2,645,520
 Hertford County, NC, 9.5s, 2000###                                 100          101,237
 Hertford County, NC, 9.5s, 2001###                                 100          101,883
 Hertford County, NC, 9.5s, 2002                                    100          102,383
                                                                             -----------
                                                                             $ 5,603,599
----------------------------------------------------------------------------------------
State and Local Appropriation - 9.0%
 Charlotte, NC, Certificates of Participation
  (Convention Facilities Project), AMBAC, 0s, 2004               $3,435      $ 2,702,212
 Charlotte, NC, Certificates of Participation
  (Convention Facilities Project), AMBAC, 0s, 2005                4,810        3,614,426
 Charlotte, NC, Certificates of Participation
  (Convention Facilities Project), AMBAC, 0s, 2006                1,075          773,205
 Charlotte, NC, Certificates of Participation
  (Convention Facilities Project), AMBAC, 0s, 2008                3,000        1,967,130
 Cumberland County, NC, Certificates of
  Participation (Civic Center), AMBAC, 0s, 2011                     425          236,134
 Cumberland County, NC, Certificates of
  Participation (Civic Center), AMBAC, 0s, 2013                   1,000          492,590
 Dare County, NC, MBIA, 6.6s, 2006                                2,100        2,288,979
 Durham, NC, Certificates of Participation (Hospital
  and Office Facilities), 5.875s, 2009                            1,460        1,601,664
 Durham, NC, Certificates of Participation (New
  Durham Corp.), 6.875s, 2009                                     1,750        1,903,702
 Franklin County, NC, Certificates of Participation
  (Jail and School), FGIC, 6.625s, 2014                           2,000        2,261,140
 Greensboro, NC, Certificates of Participation
  (Coliseum Arena Project), 6.25s, 2011                           2,180        2,333,472
 Harnett County, NC, Certificates of Participation,
  AMBAC, 6.2s, 2006                                               1,000        1,118,770
 Harnett County, NC, Certificates of Participation,
  AMBAC, 6.2s, 2009                                               1,500        1,666,050
 Puerto Rico Housing, Bank and Finance Agency,
  7.5s, 2006                                                      7,000        8,359,960
 Puerto Rico Public Finance Corp., AMBAC,
  5.375s, 2016                                                    3,000        3,282,690
 Puerto Rico Public Finance Corp., 5s, 2026                       2,500        2,500,800
 Scotland County, NC, Certificates of Participation
  (Jail and Courthouse Project), FSA, 6.75s, 2011                 1,000        1,080,370
 Union County, NC, Certificates of Participation,
  AMBAC, 6.375s, 2012                                             1,000        1,105,650
                                                                             -----------
                                                                             $39,288,944
----------------------------------------------------------------------------------------
Refunded and Special Obligations - 23.8%
 Appalachian State University, NC, MBIA,
  6.1s, 2004                                                     $1,140      $ 1,286,684
 Appalachian State University, NC, MBIA,
  6.125s, 2004                                                    4,370        4,937,750
 Chapel Hill, NC, Parking Facilities Rev. (Rosemary
  Street Project), 8.125s, 2000                                   1,585        1,759,952
 Chapel Hill, NC, Parking Facilities Rev. (Rosemary
  Street Project), 8.25s, 2000                                    3,305        3,678,300
 Charlotte, NC, Certificates of Participation
  (Convention Facilities Project), AMBAC,
  6.75s, 2001                                                     4,250        4,708,150
 Charlotte, NC, Water and Sewer, 5.8s, 2004                       6,830        7,576,519
 Charlotte, NC, Water and Sewer, 5.9s, 2004                       2,820        3,141,677
 Charlotte, NC, Water and Sewer, 5.6s, 2006                       4,500        5,032,935
 Craven, NC, Regional Medical Authority, MBIA,
  7.2s, 2000                                                      1,500        1,630,695
 Cumberland County, NC, Certificates of
  Participation (Civic Center), AMBAC, 6.375s, 2004               1,100        1,268,267


10 - MNC

--------------------------------------------------------------------------------

                                                  Principal Amount
Issuer                                               (000 Omitted)                 Value
----------------------------------------------------------------------------------------
Refunded and Special Obligations - continued
 North Carolina Eastern Municipal Power Agency,
  7.5s, 2010                                                $2,595          $  3,325,467
 North Carolina Eastern Municipal Power Agency,
  5s, 2017                                                  11,870            12,302,068
 North Carolina Medical Care Commission,
  Hospital Rev. (Carolina Medicorp), 6s, 2001               19,000            20,062,290
 North Carolina Medical Care Commission,
  Hospital Rev. (Gaston Health Care), 0s, 1999                 500               286,675
 North Carolina Medical Care Commission,
  Hospital Rev. (Presbyterian Health), 7.3s, 2000            1,000             1,089,030
 North Carolina Medical Care Commission,
  Hospital Rev. (Presbyterian Health), 7.375s, 2000          4,000             4,361,840
 North Carolina Medical Care Commission,
  Hospital Rev. (Rex Hospital Project), 6.25s, 2003          2,500             2,795,225
 Pender County, NC, Certificates of Participation
  (Pender County Prison), 7.6s, 2001                         1,685             1,880,207
 Pender County, NC, Certificates of Participation
  (Pender County Prison), 7.7s, 2001                         1,000             1,118,360
 Pitt County, NC, Hospital Rev. (Memorial Hospital),
  5.25s, 2005                                               10,135            11,101,980
 University of North Carolina (Chapel Hill), 0s, 2002        9,105             4,177,738
 University of North Carolina (Chapel Hill), 0s, 2002        4,285             1,832,738
 Winston-Salem, NC, Water and Sewer Systems
  Rev., 6.25s, 2002                                          4,000             4,401,000
                                                                            ------------
                                                                            $103,755,547
----------------------------------------------------------------------------------------
Airport and Port Revenue - 1.3%
 Puerto Rico Ports Authority (American Airlines),
  6.25s, 2026                                               $5,075          $  5,581,587
----------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 19.5%
 New Hanover County, NC, Industrial Facilities Rev.
  (Carolina Power and Light Co.), 6.9s, 2009                $1,000          $  1,060,510
 North Carolina Eastern Municipal Power Agency,
  MBIA, 7s, 2007                                             5,000             5,959,850
 North Carolina Eastern Municipal Power Agency,
  MBIA, 7.25s, 2007                                          5,000             6,046,150
 North Carolina Eastern Municipal Power Agency,
  MBIA, 7.5s, 2010                                           3,005             3,841,592
 North Carolina Eastern Municipal Power Agency,
  AMBAC, 6s, 2018                                           14,245            16,554,115
 North Carolina Municipal Power Agency, No. 1,
  Catawba Electric Rev., MBIA, 0s, 2008                     10,150             6,894,489
 North Carolina Municipal Power Agency, No. 1,
  Catawba Electric Rev., MBIA, 0s, 2009                     12,610             8,035,722
 North Carolina Municipal Power Agency, No. 1,
  Catawba Electric Rev., MBIA, 6s, 2011                      8,000             9,207,120
 North Carolina Municipal Power Agency, No. 1,
  Catawba Electric Rev., MBIA, 6.97s, 2012++++               9,000             9,970,740
 North Carolina Municipal Power Agency, No. 1,
  Catawba Electric Rev., MBIA, 5.5s, 2014                    3,500             3,857,980
 North Carolina Municipal Power Agency, No. 1,
  Catawba Electric Rev., FSA, 6.2s, 2018                     4,300             4,691,902
 Puerto Rico Electric Power Authority Rev., FSA,
  6s, 2016                                                   5,000             5,494,550
 Virgin Islands Water & Power Authority, 5.3s, 2021          1,000             1,017,050
 Wake County, NC, Industrial Facilities Rev.
  (Carolina Power and Light), 6.9s, 2009                     2,000             2,121,020
                                                                            ------------
                                                                            $ 84,752,790
----------------------------------------------------------------------------------------
Health Care Revenue - 10.7%
 Charlotte-Mecklenberg Hospital Authority, "A",
  5.75s, 2021                                               $1,500          $  1,597,905


Municipal Bonds - continued
--------------------------------------------------------------------------------

                                                  Principal Amount
Issuer                                               (000 Omitted)                 Value
----------------------------------------------------------------------------------------
Health Care Revenue - continued
 North Carolina Medical Care Commission,
  Hospital Rev. (Duke University), 5.25s, 2021              $5,975          $  6,072,572
 North Carolina Medical Care Commission,
  Hospital Rev. (Gaston Health Care), 5.5s, 2015             8,040             8,375,911
 North Carolina Medical Care Commission,
  Hospital Rev. (Gaston Health Care), 5.5s, 2019             7,500             7,750,725
 North Carolina Medical Care Commission,
  Hospital Rev. (Halifax Memorial), 6.75s, 2014              1,355             1,480,635
 North Carolina Medical Care Commission,
  Hospital Rev. (Halifax Memorial), 6.75s, 2024              4,500             4,915,575
 North Carolina Medical Care Commission,
  Hospital Rev. (Moore Memorial Hospital),
  9.1s, 1999                                                   800               807,000
 North Carolina Medical Care Commission,
  Hospital Rev. (Valdese General), 8.75s, 2016               5,245             5,901,779
 North Carolina Medical Care Commission,
  Hospital Rev. (Well Spring Retirement),
  6.25s, 2017                                                2,500             2,583,575
 North Carolina Medical Care Commission,
  Hospital Rev. (Well Spring Retirement),
  6.25s, 2021                                                2,000             2,062,260
 Northern Hospital District, Surry County, NC,
  Heath Care Facilities Rev., 7.875s, 2021                   4,530             4,929,954
                                                                            ------------
                                                                            $ 46,477,891
----------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 10.6%
 Chatham County, NC, Industrial Facilities &
  Pollution Control (Weyerhaeuser), 9s, 2006                $1,260          $  1,264,700
 Columbus County, NC, Industrial Facilities &
  Pollution Control (International Paper), 5.8s, 2016        4,000             4,265,800
 Columbus County, NC, Industrial Facilities &
  Pollution Control (International Paper),
  6.15s, 2021                                                5,000             5,395,050
 Halifax County, NC, Industrial Facilities & Pollution
  Control Finance Authority (Champion
  International Corp.), 8.15s, 2019                          1,500             1,592,400
 Haywood County, NC, Industrial Facilities &
  Pollution Control Finance Authority (Champion
  International Corp.), 8.1s, 2009                              90                96,249
 Haywood County, NC, Industrial Facilities &
  Pollution Control Finance Authority (Champion
  International Corp.), 8.1s, 2009                           2,410             2,557,468
 Haywood County, NC, Industrial Facilities &
  Pollution Control Finance Authority (Champion
  International Corp.), 5.75s, 2025                          8,900             9,373,747
 Martin County, NC, Industrial Facilities & Pollution
  Control Finance Authority (Weyerhaeuser Co.),
  7.25s, 2014###                                             7,000             7,747,670
 Martin County, NC, Industrial Facilities & Pollution
  Control Finance Authority (Weyerhaeuser Co.),
  6.8s, 2024                                                 7,500             8,429,400
 Mecklenburg County, NC, Industrial Facilities and
  Pollution Control Finance Authority (Precision
  Steel), 7.75s, 2014                                        2,600             2,761,564
 Surry County, NC, Industrial Facilities & Pollution
  Control Finance Authority (Weyerhaeuser),
  9.25s, 2002                                                1,500             1,687,830
 Wake County, NC, Industrial Facilities & Pollution
  Control Finance Authority (Mallinkcodt),
  6.75s, 2012                                                1,100             1,162,161
                                                                            ------------
                                                                            $ 46,334,039
----------------------------------------------------------------------------------------


                                                                        11 - MNC

--------------------------------------------------------------------------------

                                                  Principal Amount
Issuer                                               (000 Omitted)                 Value
----------------------------------------------------------------------------------------
Insured Health Care Revenue - 3.9%
 Cumberland County, NC, Hospital Facilities Rev.
  (Cumberland County Hospital), MBIA, 0s, 2009             $ 1,800          $  1,119,510
 Cumberland County, NC, Hospital Facilities Rev.
  (Cumberland County Hospital), MBIA, 6s, 2021               4,000             4,169,440
 New Hanover County, NC, Hospital Rev. (New
  Hanover Regional Medical Center), AMBAC,
  5.75s, 2026                                                3,625             3,931,675
 North Carolina Medical Care Commission
  (Catholic Health East), AMBAC, 5s, 2018                    2,000             2,013,680
 North Carolina Medical Care Commission
  (Catholic Health East), AMBAC, 5s, 2028                    3,000             2,998,800
 North Carolina Medical Care Commission (Wake
  County Hospital), MBIA, 5.375s, 2026                       1,610             1,675,140
 North Carolina Medical Care Commission (Wilson
  Memorial Hospital), AMBAC, 0s, 2013                        1,000               490,870
 North Carolina Medical Care Commission (Wilson
  Memorial Hospital), AMBAC, 0s, 2015                        1,140               500,768
                                                                            ------------
                                                                            $ 16,899,883
----------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 4.2%
 Asheville, NC, Housing Authority (Asheville
  Terrace Apartments), 7.1s, 2011                          $ 5,000          $  5,375,150
 North Carolina Housing Finance Agency, FHA,
  6.9s, 2024                                                 4,880             5,266,349
 North Carolina Housing Finance Agency, FHA,
  6.05s, 2028                                                5,000             5,356,400
 Salisbury, NC, Housing Corp. (Yadkin Senior
  Citizens), FNMA, 6.75s, 2022                               2,035             2,115,688
                                                                            ------------
                                                                            $ 18,113,587
----------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 0.6%
 Virgin Islands Public Finance Authority, 5.5s, 2018       $ 1,000          $  1,024,360
 Virgin Islands Public Finance Authority, 5.5s, 2022         1,600             1,634,672
                                                                            ------------
                                                                            $  2,659,032
----------------------------------------------------------------------------------------
Single Family Housing Revenue - 3.6%
 North Carolina Housing Finance Agency,
  5.125s, 2013                                             $ 1,100          $  1,116,720
 North Carolina Housing Finance Agency,
  6.15s, 2017                                                2,000             2,168,920
 North Carolina Housing Finance Agency,
  6.7s, 2018                                                 1,785             1,913,538
 North Carolina Housing Finance Agency,
  7.7s, 2021                                                 1,795             1,841,598
 North Carolina Housing Finance Agency,
  7.8s, 2021                                                 1,620             1,634,175
 North Carolina Housing Finance Agency,
  7.85s, 2028                                                4,490             4,670,902
 North Carolina Housing Finance Agency,
  7.6s, 2032                                                 2,210             2,299,616
                                                                            ------------
                                                                            $ 15,645,469
----------------------------------------------------------------------------------------
Solid Waste Revenue - 0.3%
 Iredell, NC, Solid Waste Systems Rev., 6.25s, 2012        $ 1,250          $  1,342,375
----------------------------------------------------------------------------------------
Turnpike Revenue - 0.7%
 Puerto Rico Highway and Transportation Authority
  Rev., 6.65s, 2007++++                                    $ 2,750          $  3,133,625
----------------------------------------------------------------------------------------
Universities - 4.9%
 North Carolina Education Facilities Finance
  Agency (Duke University), 6.75s, 2021                    $11,500          $ 12,525,570
 University of North Carolina, University Rev.,
  0s, 2012                                                   4,265             2,250,939


Municipal Bonds - continued
--------------------------------------------------------------------------------

                                                  Principal Amount
Issuer                                               (000 Omitted)                 Value
----------------------------------------------------------------------------------------
Universities - continued
 University of North Carolina, University Rev.,
  0s, 2013                                                 $ 6,415          $  3,200,187
 University of North Carolina, University Rev.,
  0s, 2015                                                   4,415             1,972,622
 University of North Carolina, University Rev.,
  0s, 2016                                                   3,500             1,477,770
                                                                            ------------
                                                                            $ 21,427,088
----------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 3.1%
 Asheville, NC, Water System Rev., FGIC, 5.7s, 2025        $ 2,000          $  2,159,800
 Charlotte, NC, Water and Sewer Systems Rev.,
  5.25s, 2021                                                4,000             4,147,880
 Kannapolis, NC, Certificates of Participation,
  MBIA, 7.375s, 2010                                         5,000             5,309,050
 Raleigh, NC, Water and Sewer Systems Rev.,
  5.125s, 2022                                               2,000             2,048,520
                                                                            ------------
                                                                            $ 13,665,250
----------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $381,508,743)                       $424,680,706
----------------------------------------------------------------------------------------
Floating Rate Demand Notes - 0.9%
----------------------------------------------------------------------------------------
 Bartow County, GA, Development Authority,
  Pollution Control Rev. (Georgia Power Co.), due
  3/01/24                                                  $ 1,500          $  1,500,000
 Harris County, TX, Industrial Development Corp.,
  Pollution Control Rev. (Exxon Corp.), due 3/01/24          1,300             1,300,000
 New Castle, PA, Area Hospital Authority
  (Jameson Memorial Hospital), due 7/01/26                   1,200             1,200,000
----------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                        $  4,000,000
----------------------------------------------------------------------------------------
Total Investments (Identified Cost, $385,508,743)                           $428,680,706

Other Assets, Less Liabilities - 1.6%                                          7,092,062
----------------------------------------------------------------------------------------
Net assets - 100.0%                                                         $435,772,768
----------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements


12 - MNC

Portfolio of Investments (Unaudited) - September 30, 1998

MFS PENNSYLVANIA MUNICIPAL BOND FUND

Municipal Bonds - 96.6%
--------------------------------------------------------------------------------

                                                  Principal Amount
Issuer                                               (000 Omitted)                 Value
----------------------------------------------------------------------------------------
General Obligation - 6.0%
 Butler, PA, School District, FGIC, 5.375s, 2018            $  500           $   521,170
 Chester County, PA, 5.65s, 2011                               500               534,305
 Dauphin County, PA, General Authority Rev.,
  MBIA, 0s, 2020                                               240                81,245
 Greene County, PA, 6s, 2010                                   100               104,694
 Northeastern York County, PA, School District,
  FGIC, 0s, 2012                                               415               224,751
 Oley Valley, PA, School District, AMBAC, 0s, 2011             810               460,542
 Southeastern Area, PA, Special Schools Authority
  Rev., 0s, 2007                                               360               244,926
 State of Pennsylvania, 6.25s, 2010                            300               355,218
                                                                             -----------
                                                                             $ 2,526,851
----------------------------------------------------------------------------------------
State and Local Appropriation - 2.2%
 Delaware Valley, PA, Regional Finance Authority,
  AMBAC, 7.031s, 2018                                       $  500           $   606,425
 Philadelphia, PA, Municipal Authority Rev.
  (Justice Lease), 8.625s, 2016                                285               314,765
                                                                             -----------
                                                                             $   921,190
----------------------------------------------------------------------------------------
Refunded and Special Obligations - 25.4%
 Allegheny County, PA, Sanitation Authority, FGIC,
  0s, 2014                                                  $2,835           $ 1,332,790
 Beaver County, PA, "A", MBIA, 5.75s, 2006                     250               278,760
 Commonwealth of Puerto Rico, 6.35s, 2004                    1,350             1,545,993
 Harrisburg, PA, 5.875s, 2003                                1,000             1,103,910
 Lycoming County, PA, MBIA, 5.55s, 2007                      1,000             1,109,270
 Northumberland County, PA, Lease (Commonwealth
  Correctional Facility), MBIA, 0s, 2012                     1,000               527,110
 Philadelphia, PA, Gas Works Rev., 6.375s, 2003                750               832,132
 Philadelphia, PA, Gas Works Rev., 6s, 2013                  1,645             1,880,219
 Philadelphia, PA, Hospital & Higher Educational
  Facilities Authority, FHA, 7.25s, 2001                       500               555,295
 Puerto Rico Highways & Transportation Authority
  Rev., 6.5s, 2002                                             250               277,950
 Schuylkill County, PA, Redevelopment Authority
  Rev., FGIC, 7s, 2001                                         300               327,999
 Westmoreland County, PA, MBIA, ETM,
  5.25s, 2009                                                  400               431,364
 Westmoreland County, PA, FGIC, ETM, 0s, 2018                1,000               387,060
                                                                             -----------
                                                                             $10,589,852
----------------------------------------------------------------------------------------
Airport and Port Revenue - 3.9%
 Allegheny County, PA, Airport Rev. (Pittsburgh
  International Airport), MBIA, 5.75s, 2014                 $1,000           $ 1,110,850
 Philadelphia, PA, Industrial Development Authority
  (Philadelphia Airport Systems), FGIC, 5s, 2016               500               503,315
                                                                             -----------
                                                                             $ 1,614,165
----------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 3.3%
 Luzerne County, PA, Industrial Development
  Authority, AMBAC, 7.2s, 2017                              $  500           $   563,425
 Luzerne County, PA, Industrial Development
  Authority, 6.05s, 2019                                       300               317,973
 Virgin Islands Water & Power Authority, 5.3s, 2018            500               509,415
                                                                             -----------
                                                                             $ 1,390,813
----------------------------------------------------------------------------------------


Municipal Bonds - continued
--------------------------------------------------------------------------------

                                                  Principal Amount
Issuer                                               (000 Omitted)                 Value
----------------------------------------------------------------------------------------
Health Care Revenue - 9.1%
 Butler County, PA, Industrial Development
  Authority (Sherwood Oaks), 5.75s, 2011                    $  400           $   416,508
 Chester County, PA, Health & Education (Main
  Line), 5.5s, 2015###                                         335               347,636
 Cumberland County, PA, Municipal Refunding
  (Carlisle Hospital), 6.8s, 2023                              500               551,605
 Pennsylvania Higher Education Rev., 5.7s, 2011                550               595,419
 Philadelphia, PA, Health & Educational Facilities
  (Jeanes Health), 6.6s, 2010                                  500               556,825
 Philadelphia, PA, Health & Educational Facilities
  (Temple University), 6.625s, 2023                            250               271,208
 Philadelphia, PA, Hospital & Educational Facilities
  (The Phil. Protestant Home Project A), 6.5s, 2027            500               517,220
 Scranton Lackawanna, PA, Health & Welfare
  (Allied Health), 7.125s, 2005                                500               549,610
                                                                             -----------
                                                                             $ 3,806,031
----------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 5.3%
 Erie County, PA, Industrial Development Authority
  (International Paper Co.), 5.3s, 2012                     $  500           $   530,120
 Erie County, PA, Industrial Development Authority
  (International Paper Co.), 7.625s, 2018                      250               294,015
 New Morgan, PA, Industrial Development
  Authority (Browning Ferris Co.), 6.5s, 2019                  500               547,160
 Northampton County, PA, Industrial Development
  Authority (Bethlehem Steel), 7.55s, 2017                     750               841,920
                                                                             -----------
                                                                             $ 2,213,215
----------------------------------------------------------------------------------------
Insured Health Care Revenue - 6.5%
 Allegheny County, PA, Hospital Authority (South
  Hills Health System), MBIA, 5.8s, 2016                    $  500           $   542,095
 Blair County, PA, Hospital Authority (Altoona),
  AMBAC, 5.5s, 2008                                            470               514,265
 Dauphin County, PA, General Authority Hospital
  Rev. (Hapsco Project), MBIA, 5.8s, 2002                      355               379,250
 Lehigh County, PA, Hospital Rev. (Lehigh Valley),
  MBIA, 7s, 2016                                               250               316,587
 Lycoming County, PA, Authority Hospital Rev.
  (Williamsport Hospital Obligation Group), Connie
  Lee, 5.375s, 2010                                            750               804,015
 Sayre, PA, Health Care Facilities (VHA, PA),
  AMBAC, 6.375s, 2022                                          160               173,434
                                                                             -----------
                                                                             $ 2,729,646
----------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 0.6%
 Montgomery County, PA, Redevelopment Authority
  (KBF Associates), 6.5s, 2025                              $  250           $   264,273
----------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 3.9%
 Puerto Rico Highway & Transportation Authority,
  5.5s, 2008                                                $  500           $   530,320
 Puerto Rico Highway & Transportation Authority,
  5.5s, 2013                                                   500               543,755
 Puerto Rico Highway & Transportation Authority,
  MBIA, 5.5s, 2015                                             500               557,070
                                                                             -----------
                                                                             $ 1,631,145
----------------------------------------------------------------------------------------
Single Family Housing Revenue - 8.4%
 Pennsylvania Housing Finance Agency, FHA-VA,
  5.75s, 2013                                               $1,000           $ 1,059,130
 Pennsylvania Housing Finance Agency,
  6.75s, 2014                                                  500               545,275
 Pennsylvania Housing Finance Agency, 6.4s, 2016               500               538,110


                                                                        13 - MPA

--------------------------------------------------------------------------------

                                                 Principal Amount
Issuer                                               (000 Omitted)           Value
----------------------------------------------------------------------------------
Single Family Housing Revenue - continued
 Pennsylvania Housing Finance Agency,
  6.65s, 2021                                              $  250      $   271,405
 Pennsylvania Housing Finance Agency,
  6.125s, 2024                                                435          461,657
 Philadelphia, PA, Redevelopment Authority,
  6.1s, 2010                                                  200          212,164
 Pittsburgh, PA, Urban Development Corp.,
  5.5s, 2010                                                  400          414,016
                                                                       -----------
                                                                       $ 3,501,757
----------------------------------------------------------------------------------
Solid Waste Revenue - 1.3%
 York County, PA, Solid Waste Systems Rev., FGIC,
  5.5s, 2011                                               $  485      $   536,706
----------------------------------------------------------------------------------
Universities - 6.9%
 Cumberland County, PA, Municipal Authority
  (Messiah College), AMBAC, 5.125s, 2015                   $  300      $   307,632
 Pennsylvania Higher Education Facilities Authority
  Rev. (Temple University), MBIA, 5.25s, 2014                 500          523,840
 Pennsylvania Higher Education Facilities Authority
  Rev. (Thomas Jefferson University), 6s, 2019                625          643,181
 Pennsylvania Higher Education Facilities Authority
  Rev. (University of Pennsylvania), 7s, 2008                 400          462,180
 Philadelphia, PA, Authority for Industrial
  Development (Girard Estate Facilities Leasing),
  5.5s, 2014                                                  880          935,414
                                                                       -----------
                                                                       $ 2,872,247
----------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 6.9%
 Lancaster, PA, Sewer Authority, FGIC, 6.85s, 2011         $  250      $   251,180
 Philadelphia, PA, Water Rev., MBIA, 6.25s, 2012            1,050        1,242,171
 Philadelphia, PA, Water Rev., FSA, 5.75s, 2013               300          320,181
 Philadelphia, PA, Water Rev., MBIA, 5.5s, 2014             1,000        1,061,850
                                                                       -----------
                                                                       $ 2,875,382
----------------------------------------------------------------------------------
Other - 6.9%
 Lehigh County, PA, General Purpose Authority
  (Kidspeace Obligation Group), 6s, 2018                   $  250      $   249,467
 Pennsylvania Convention Center Rev., 6.75s, 2019             250          275,770
 Pennsylvania Finance Authority Rev., 6.6s, 2009              900          996,759
 Pennsylvania Industrial Development Authority,
  AMBAC, 7s, 2007                                             300          359,211
 Pennsylvania Industrial Development Authority,
  AMBAC, 5.8s, 2009                                           400          450,512
 Philadelphia, PA, Industrial Development
  Authority, MBIA, 5.35s, 2012                                500          530,825
                                                                       -----------
                                                                       $ 2,862,544
----------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $37,056,938)                   $40,335,817
----------------------------------------------------------------------------------
Floating Rate Demand Notes - 1.2%
----------------------------------------------------------------------------------
 Allegheny County, PA, Hospital Development Rev.
  (Aces Presbyterian Hospital), due 3/01/18                $  100      $   100,000
 New Castle, PA, Area Hospital Authority
  (Jameson Memorial Hospital), due 7/01/26                    400          400,000
----------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                   $   500,000
----------------------------------------------------------------------------------
Total Investments (Identified Cost, $37,556,938)                       $40,835,817

Other Assets, Less Liabilities - 2.2%                                      915,777
----------------------------------------------------------------------------------
Net assets - 100.0%                                                    $41,751,594
----------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements


MFS SOUTH CAROLINA MUNICIPAL BOND FUND

Municipal Bonds - 97.0%
--------------------------------------------------------------------------------

                                                   Principal Amount
Issuer                                                (000 Omitted)           Value
-----------------------------------------------------------------------------------
General Obligation - 4.6%
 Charleston County, SC, 5.5s, 2014                           $1,250      $1,342,612
 Commonwealth of Puerto Rico, 6.5s, 2013                      3,300       3,918,222
 Richland County, SC, School District No. 1,
  5s, 2016                                                    1,975       2,029,174
 State of South Carolina, Highway Rev., 4.5s, 2021            1,090       1,043,948
                                                                         ----------
                                                                         $8,333,956
-----------------------------------------------------------------------------------
State and Local Appropriation - 3.6%
 Berkeley County, SC, School District (Berkeley
  School Facilities Group Inc.), AMBAC, 5s, 2016             $1,500      $1,513,695
 Greenville County, SC, Certificates of Participation
  (Greenville Technical College), AMBAC,
  5.9s, 2019                                                    850         915,008
 Hilton Head Island, SC, Public Finance Corp.,
  Certificates of Participation, AMBAC, 5.75s, 2014           1,750       1,902,792
 Puerto Rico Public Buildings Authority, 5.7s, 2009           1,000       1,108,080
 Puerto Rico Public Buildings Authority, 5.5s, 2021           1,000       1,097,840
                                                                         ----------
                                                                         $6,537,415
-----------------------------------------------------------------------------------
Refunded and Special Obligations - 19.7%
 Berkeley County, SC, School District, AMBAC,
  6.3s, 2004                                                 $1,800      $2,035,008
 Calhoun, SC, Solid Waste Disposal Rev. (Eastman
  Kodak), 6.75s, 2017                                         1,000       1,233,790
 Charleston County, SC (Alumax), 6.5s, 2001                   1,315       1,431,088
 Charleston County, SC, Certificates of
  Participation (Charlestown Public Facilities
  Corp.), MBIA, 7.1s, 2001                                    2,000       2,209,340
 Columbia, SC, Waterworks & Sewer Rev., 0s, 2004              1,500       1,216,440
 Columbia, SC, Waterworks & Sewer Rev., 0s, 2006              2,045       1,524,016
 Commonwealth of Puerto Rico, 6.5s, 2004                      2,000       2,305,720
 Commonwealth of Puerto Rico, Public
  Improvement Rev., 6.8s, 2002                                  425         476,931
 Lexington County, SC, School District No. 1,
  Certificates of Participation (Gilbert Middle
  School), MBIA, 6.65s, 2001                                  1,000       1,077,610
 Myrtle Beach, SC, Public Finance Corp.,
  Certificates of Participation (Convention Center),
  6.875s, 2002                                                2,500       2,808,825
 Myrtle Beach, SC, Water & Sewer Rev., MBIA,
  6s, 2000                                                    1,750       1,808,205
 Puerto Rico Aqueduct & Sewer Authority Rev.,
  9s, 2005                                                      750         948,285
 Puerto Rico Highway & Transportation Authority,
  Highway Rev., 6.625s, 2002                                    300         334,839
 Richland County, SC, Certificates of Participation,
  FGIC, 0s, 2005                                              1,160         897,689
 Richland County, SC, Certificates of Participation,
  FGIC, 0s, 2006                                              1,160         860,952
 Richland County, SC, Certificates of Participation,
  FGIC, 0s, 2007                                              1,160         823,357
 South Carolina Jobs Economic Development
  Authority (Carolina Hospital System Project),
  7.55s, 2002                                                 2,000       2,304,260
 South Carolina Public Service Authority, "C"
  (Santee Cooper), 7.1s, 2001                                 1,220       1,349,076
 South Carolina Public Service Authority (Santee
  Cooper), 6.625s, 2002                                       4,000       4,467,040
 Spartanburg, SC, Waterworks Rev., FGIC,
  6.05s, 2006                                                 2,750       3,118,445


14 - MSC

--------------------------------------------------------------------------------

                                                   Principal Amount
Issuer                                                (000 Omitted)            Value
------------------------------------------------------------------------------------
Refunded and Special Obligations - continued
 Williamsburg County, SC, School District Public
  Facilities Corp., Certificates of Participation,
  7.5s, 2003                                                 $2,010      $ 2,348,584
                                                                         -----------
                                                                         $35,579,500
------------------------------------------------------------------------------------
Airport and Port Revenue - 1.9%
 Horry County, SC, Airport Rev., "A", FSA,
  5.7s, 2027                                                 $2,250      $ 2,411,483
 Richland Lexington, SC, Airport Rev. (Columbia
  Airport), "A", AMBAC, 5.7s, 2026                            1,000        1,057,920
                                                                         -----------
                                                                         $ 3,469,403
------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 17.6%
 Camden, SC, Public Utility Rev., Refunding &
  Improvement, MBIA, 5.5s, 2017                              $1,500      $ 1,609,980
 Colleton & Dorchester Counties, SC, Pollution
  Control Rev., 6.6s, 2014                                    3,000        3,286,320
 Fairfield County, SC, Pollution Control Rev. (South
  Carolina Electric Co.), 6.5s, 2014                          1,250        1,371,025
 Oconee County, SC, Pollution Control Rev. (Duke
  Power Co.), 7.5s, 2017                                      1,000        1,041,620
 Piedmont, SC, Municipal Power Agency, MBIA,
  4s, 2023                                                    7,000        6,084,820
 Piedmont, SC, Municipal Power Agency, Electric
  Rev., FGIC, 6.25s, 2021                                     4,600        5,506,568
 Puerto Rico Electric Power Authority Rev., MBIA,
  6.125s, 2008                                                1,025        1,192,505
 South Carolina Public Service Authority, MBIA,
  5.25s, 2013                                                 1,965        2,062,936
 South Carolina Public Service Authority, MBIA,
  8.262s, 2013++++                                            3,000        3,340,710
 South Carolina Public Service Authority, FGIC,
  5.875s, 2023                                                2,000        2,173,860
 South Carolina Public Service Authority, "B",
  AMBAC, 5.5s, 2023                                           1,000        1,052,700
 South Carolina Public Service Authority (South
  Carolina Electric & Gas), MBIA, 5s, 2019                    3,000        3,034,650
                                                                         -----------
                                                                         $31,757,694
------------------------------------------------------------------------------------
Health Care Revenue - 9.7%
 Greenville County, SC, First Mortgage Rev.
  (Chestnut Hill), 10.125s, 2016                             $1,860      $ 1,599,600
 Greenville Hospital System, SC, Hospital Facilities
  Rev., 6s, 2020                                              5,400        6,178,626
 Greenville Hospital System, SC, Hospital Facilities
  Rev., 5.25s, 2023                                           2,040        2,086,716
 Greenville Hospital System, SC, Hospital Facilities
  Rev., "A", 5.25s, 2017                                      2,785        2,865,904
 Horry County, SC, Hospital Facilities Rev. (Conway
  Hospital), 6.75s, 2012                                      4,320        4,691,088
                                                                         -----------
                                                                         $17,421,934
------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 9.1%
 Chester County, SC, Industrial Development Rev.
  (Springs Industries, Inc), 7.35s, 2014                     $1,000      $ 1,094,440
 Chester County, SC, Industrial Development Rev.
  (Springs Industries, Inc.), 7.8s, 2014                      1,025        1,110,546
 Darlington County, SC, Industrial Development
  Rev. (Nucor Corp.), 5.75s, 2023                             2,000        2,106,780
 Darlington County, SC, Industrial Development
  Rev. (Sonoco Products Co.), 6.125s, 2025                    1,500        1,621,245
 Florence County, SC, Industrial Development Rev.
  (Stone Container Corp.), 7.375s, 2007                         865          937,842


Municipal Bonds - continued
--------------------------------------------------------------------------------

                                                   Principal Amount
Issuer                                                (000 Omitted)            Value
------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - continued
 Greenville County, SC, Industrial Development
  Rev. (Kroger Co.), 7.85s, 2015                             $  500      $   569,085
 Lexington County, SC, Industrial Rev. (J. B. White
  & Co.), 8s, 2005                                              515          557,730
 Richland County, SC, Pollution Control Rev. (Union
  Camp Corp.), 6.55s, 2020                                    1,800        1,974,222
 Richland County, SC, Pollution Control Rev. (Union
  Camp Corp.), 6.75s, 2022                                    2,000        2,183,080
 York City, SC, Industrial Development Rev.
  (Hoechst Celanese), 5.7s, 2024                              4,000        4,162,960
                                                                         -----------
                                                                         $16,317,930
------------------------------------------------------------------------------------
Insured Health Care Revenue - 6.5%
 Charleston County, SC, Hospital Facilities Rev.
  (Medical Society Health Project), MBIA, 5s, 2022           $2,450      $ 2,452,621
 Lexington County, SC, Hospital Rev., FSA,
  5.5s, 2006                                                  2,180        2,377,334
 Lexington County, SC, Hospital Rev., FSA,
  5.125s, 2021                                                1,500        1,523,070
 South Carolina Jobs Economic Development
  Authority, Hospital Facilities Rev. (Anderson Area
  Medical Center), MBIA, 5.25s, 2015                          1,750        1,810,305
 Spartanburg County, SC, Health Service Rev.,
  AMBAC, 5.3s, 2025                                           1,000        1,027,750
 Spartanburg County, SC, Hospital Facilities Rev.
  (Health Services District, Inc.), AMBAC, 5.3s,
  2020                                                        2,500        2,578,175
                                                                         -----------
                                                                         $11,769,255
------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 2.5%
 South Carolina Housing Finance & Development
  Authority (Fairway Apartments), FHA, 7.625s, 2033          $1,925      $ 2,033,666
 South Carolina Housing, Finance & Development
  Authority (Hunting Ridge Apartments), 6.75s, 2025           1,000        1,083,150
 South Carolina Housing, Finance & Development
  Authority (Runaway Bay Apartments),
  6.125s, 2015                                                1,300        1,377,519
                                                                         -----------
                                                                         $ 4,494,335
------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 1.2%
 Puerto Rico Highway & Transportation Authority
  Rev., 5.5s, 2013                                           $1,000      $ 1,087,510
 Virgin Islands Public Finance Authority, 5.5s, 2018          1,000        1,024,360
                                                                         -----------
                                                                         $ 2,111,870
------------------------------------------------------------------------------------
Single Family Housing Revenue - 0.0%
 South Carolina Housing, Finance & Development
  Authority Rev., 8.6s, 2019###                              $   80      $    81,697
------------------------------------------------------------------------------------
Solid Waste Revenue - 1.2%
 Orangeburg County, SC, Solid Waste Disposal
  Facilities Rev., AMBAC, 5.7s, 2024                         $2,000      $ 2,080,340
------------------------------------------------------------------------------------
Universities - 1.0%
 Coastal Carolina University, SC, MBIA,
  6.875s, 2026                                               $1,000      $ 1,151,190
 University of South Carolina, University Rev.,
  MBIA, 5.75s, 2026                                             515          553,393
                                                                         -----------
                                                                         $ 1,704,583
------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 18.4%
 Cayce, SC, Waterworks & Sewage Rev., FSA,
  5s, 2017                                                   $1,500      $ 1,516,470
 Charleston County, SC, Waterworks & Sewer
  Rev., 6s, 2012                                              2,000        2,135,840


                                                                        15 - MSC

--------------------------------------------------------------------------------

                                                Principal Amount
Issuer                                             (000 Omitted)             Value
----------------------------------------------------------------------------------
Water and Sewer Utility Revenue - continued
 Charleston, SC, Waterworks & Sewer Rev.,
  6s, 2018                                                $1,500      $  1,595,775
 Charleston, SC, Waterworks & Sewer Rev., MBIA,
  5s, 2022                                                 3,150         3,161,907
 Columbia, SC, Waterworks & Sewer Rev., 0s, 2005           2,245         1,744,904
 Columbia, SC, Waterworks & Sewer Rev., 0s, 2006           9,330         6,944,599
 Columbia, SC, Waterworks & Sewer Rev.,
  5.375s, 2012                                             3,500         3,814,475
 Greenville, SC, Waterworks Rev., 5.5s, 2022               1,000         1,050,970
 Myrtle Beach, SC, Water & Sewer Rev., MBIA,
  5.5s, 2013                                               1,000         1,058,420
 South Carolina Water Resources Authority Rev.
  (Local Government Program), 7.25s, 2020                  3,000         3,188,130
 Spartenburg, SC, Waterworks Rev., FGIC, 5s, 2013          1,000         1,036,360
 Spartanburg, SC, Waterworks Rev., FGIC, 5s, 2014          1,000         1,032,090
 Western Carolina Regional Sewer Authority Rev.,
  AMBAC, 0s, 2007                                          4,000         2,836,480
 York County, SC, Water & Sewer Rev., 6.5s, 2025           2,000         2,105,860
                                                                      ------------
                                                                      $ 33,222,280
----------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $157,304,808)                 $174,882,192
----------------------------------------------------------------------------------
Floating Rate Demand Notes - 1.7%
----------------------------------------------------------------------------------
 Allegheny County, PA, Hospital Development Rev.,
  due 3/01/20                                             $1,100      $  1,100,000
 Appling County, GA, Development Authority,
  Pollution (Georgia Power Co.), due 9/01/29                 500           500,000
 Burke County, GA, Development Authority,
  Pollution Control Rev. (Georgia Power Co.),
  due 4/01/25                                                100           100,000
 Burke County, GA, Development Authority,
  Pollution Control Rev. (Georgia Power Co.),
  due 9/01/25                                                100           100,000
 Harris County, TX, Hospital Rev. (Methodist
  Hospital), due 12/01/26                                    100           100,000
 Harris County, TX, Industrial Development Rev.
  (Shell Oil Co.), due 4/01/27                               700           700,000
 New York City, NY, due 8/01/22                              100           100,000
 Uinta County, Pollution Control Rev. (Chevron),
  due 8/15/20                                                400           400,000
----------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                  $  3,100,000
----------------------------------------------------------------------------------
Total Investments (Identified Cost, $160,404,808)                     $177,982,192

Other Assets, Less Liabilities - 1.3%                                    2,308,280
----------------------------------------------------------------------------------
Net assets - 100.0%                                                   $180,290,472
----------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements


MFS TENNESSEE MUNICIPAL BOND FUND

Municipal Bonds - 97.0%
--------------------------------------------------------------------------------

                                                Principal Amount
Issuer                                             (000 Omitted)             Value
----------------------------------------------------------------------------------
General Obligation - 10.1%
 Commonwealth of Puerto Rico, 5.375s, 2025                 $1,640      $ 1,698,565
 Commonwealth of Puerto Rico, 5.4s, 2025                    3,000        3,122,880
 Johnson City, TN, FGIC, 0s, 2012                           1,690          908,307
 Knoxville, TN, Public Improvement, 5.25s, 2015             1,000        1,041,480
 Metropolitan Government of Nashville & Davidson
  County, TN, 5.125s, 2025                                  2,000        2,027,660
 Rutherford County, TN, 0s, 2015                            1,500          635,025
 Shelby County, TN, 0s, 2012                                3,000        1,620,210
 Shelby County, TN, Capital Appreciation
  Refunding, "B", 0s, 2013                                  3,960        1,997,543
                                                                       -----------
                                                                       $13,051,670
----------------------------------------------------------------------------------
State and Local Appropriation - 1.7%
 Gatlinburg, TN, Public Building Authority
  (Gatlinburg Convention Center), AMBAC,
  6.9s, 2012                                               $1,000      $ 1,096,800
 Puerto Rico Public Buildings Authority, AMBAC,
  5.5s, 2021                                                1,000        1,097,840
                                                                       -----------
                                                                       $ 2,194,640
----------------------------------------------------------------------------------
Refunded and Special Obligations - 21.8%
 Bristol, TN, Health & Educational Facilities Board
  (Bristol Memorial), FGIC, 7s, 2001                       $  500      $   547,385
 Gladeville, TN, Utility District, Waterworks Rev.,
  FGIC, 7.4s, 2000                                            500          536,150
 Knox County, TN, Health, Education & Housing
  Facilities Board (Baptist East), 8.5s, 1999               1,045        1,090,896
 Knox County, TN, Industrial Development Board,
  0s, 2016                                                  5,825        2,390,638
 Memphis, TN, Electric Systems Rev., 6.75s, 2000            1,500        1,585,350
 Metropolitan Government of Nashville & Davidson
  County, TN, 6.125s, 2002                                  2,255        2,473,645
 Metropolitan Government of Nashville & Davidson
  County, TN, Health & Education Facility Board
  Rev., 0s, 2021                                            5,995        1,769,484
 Metropolitan Government of Nashville & Davidson
  County, TN, Water & Sewer Rev., AMBAC,
  6.075s, 2002                                              2,000        2,171,360
 Mt. Juliet, TN, Public Building Authority
  (Madison), MBIA, 7.7s, 2004                               1,100        1,394,899
 Mt. Juliet, TN, Public Building Authority
  (Madison), MBIA, 7.8s, 2004                               3,500        4,455,045
 Shelby County, TN, 0s, 2005                                1,000          608,400
 Shelby County, TN, Public Improvement, "B",
  5.75s, 2006                                               1,000        1,116,030
 Territory of Virgin Islands, 7.75s, 2001                     335          367,827
 West Knox Utility District, TN, Water & Sewer
  Rev., MBIA, 0s, 2002                                      1,315        1,119,999
 West Knox Utility District, TN, Water & Sewer
  Rev., MBIA, 0s, 2003                                      1,045          854,152
 West Knox Utility District, TN, Water & Sewer
  Rev., MBIA, 0s, 2004                                      1,920        1,504,608
 West Knox Utility District, TN, Water & Sewer
  Rev., MBIA, 0s, 2005                                      1,920        1,441,113
 West Knox Utility District, TN, Water & Sewer
  Rev., MBIA, 0s, 2006                                      1,920        1,373,453
 West Knox Utility District, TN, Water & Sewer
  Rev., MBIA, 0s, 2007                                      1,920        1,312,281
                                                                       -----------
                                                                       $28,112,715
----------------------------------------------------------------------------------
Airport and Port Revenue - 0.8%
 Memphis-Shelby County, TN, Airport Authority
  (North West Link & Parent Co.), 6.125s, 2016             $1,000      $ 1,025,070
----------------------------------------------------------------------------------


16 - MTN

--------------------------------------------------------------------------------

                                                 Principal Amount
Issuer                                              (000 Omitted)            Value
----------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 6.7%
 Harpeth Valley, TN, Utilities Improvement, MBIA,
  4.75s, 2013                                              $1,000      $   996,590
 Jackson, TN, Electric Systems Rev., MBIA,
  5s, 2018                                                  1,000        1,010,780
 Lawrenceburg, TN, Electric Rev., MBIA, 5.5s, 2026          1,255        1,325,292
 Metropolitan Government of Nashville & Davidson
  County, TN, MBIA, 0s, 2009                                3,250        2,060,955
 Metropolitan Government of Nashville & Davidson
  County, TN, MBIA, 0s, 2010                                2,480        1,493,059
 Metropolitan Government of Nashville & Davidson
  County, TN, MBIA, 0s, 2012                                3,305        1,768,440
                                                                       -----------
                                                                       $ 8,655,116
----------------------------------------------------------------------------------
Health Care Revenue - 3.5%
 Cookeville, TN, Industrial Development Board,
  Hospital Rev. (Cookeville General), 5.75s, 2010          $2,000      $ 2,117,480
 Knox County, TN, Health, Education & Housing
  Facilities Board (East Tennessee Children's),
  6.5s, 2012                                                1,000        1,086,350
 Springfield, TN, Health & Higher Educational
  Facilities (Northcrest Medical Center),
  5.25s, 2013                                               1,290        1,303,029
                                                                       -----------
                                                                       $ 4,506,859
----------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 11.8%
 Bristol, TN, Industrial Development Authority
  (Kmart Corp.), 7.5s, 2008                                $1,105      $ 1,215,412
 Hardeman County, TN (Correctional Facilities
  Corp.), 7.75s, 2017                                       1,000        1,120,430
 Hardeman County, TN (Corrections Corp. of
  America), 7.375s, 2017                                      500          545,775
 Humphreys County, TN, Certificates of
  Participation (DuPont), 6.7s, 2024###                     1,750        1,952,825
 Knox County, TN, Industrial Development Board
  (Kroger Co.), 8.1s, 2003                                  2,000        2,245,640
 Lawrenceburg, TN, Industrial Development Board
  (Tridon, Inc.), 9.625s, 2006                              1,000        1,054,150
 McMinn County, TN, Industrial Development
  Board, Pollution Control Rev. (Bowater),
  7.625s, 2016                                              1,000        1,086,730
 Memphis-Shelby County, TN, Airport Authority
  (Federal Express Corp.), 7.875s, 2009                     2,755        3,081,275
 Memphis-Shelby County, TN, Airport Authority
  (Federal Express Corp.), 6.2s, 2014                       1,000        1,075,110
 Metropolitan Government of Nashville & Davidson
  County, TN (Wilson Sporting), 7.75s, 2014                 1,000        1,064,850
 Puerto Rico Industrial, Medical & Environmental
  Pollution Control Facilities, Finance Authority
  Rev. (Baxter Travenol Laboratories), 8s, 2012               750          774,742
                                                                       -----------
                                                                       $15,216,939
----------------------------------------------------------------------------------
Insured Health Care Revenue - 9.9%
 Bristol, TN, Health & Educational Facilities Board
  (Bristol Memorial), FGIC, 8.87s, 2021                    $2,825      $ 2,952,747
 Jackson, TN, Hospital Rev. (Jackson-Madison
  County General Hospital), AMBAC, 5s, 2018                 1,000        1,000,000
 Johnson City, TN, Health & Education Financing
  Authority (Johnson City Medical Center
  Hospital), MBIA, 5.25s, 2016                              1,375        1,411,891
 Knox County, TN, Health, Education & Housing
  Facilities Board (Fort Sanders), MBIA,
  5.75s, 2014                                               3,250        3,629,112


Municipal Bonds - continued
--------------------------------------------------------------------------------

                                                 Principal Amount
Issuer                                              (000 Omitted)            Value
----------------------------------------------------------------------------------
Insured Health Care Revenue - continued
 Metropolitan Government of Nashville & Davidson
  County, TN, Health & Education (Meharry
  Medical College), AMBAC, 5s, 2024                        $3,750      $ 3,782,100
                                                                       -----------
                                                                       $12,775,850
----------------------------------------------------------------------------------
Multi-Family Housing Revenue - 5.7%
 Franklin, TN, Industrial Development (Landings
  Apartments), FSA, 6s, 2026                               $1,000      $ 1,065,640
 Franklin, TN, Industrial Development (Sussex
  Downs), FHA, 6.75s, 2027                                  1,000        1,094,440
 Jackson, TN, Health, Education & Housing
  Facilities Board (Posthouse Apartments), FHA,
  7.1s, 2028                                                1,610        1,732,006
 Metropolitan Government of Nashville & Davidson
  County, TN, Health & Education Facility Board
  Rev. (Herman Street), FHA, 7.25s, 2032                      495          533,575
 Metropolitan Government of Nashville & Davidson
  County, TN, Industrial Development Board, FHA,
  6.95s, 2026                                               1,000        1,078,800
 Metropolitan Government of Nashville & Davidson
  County, TN, Industrial Development Board, FHA,
  7.5s, 2029                                                  695          727,304
 Metropolitan Government of Nashville & Davidson
  County, TN, Industrial Development Board, FHA,
  7.7s, 2029                                                1,000        1,042,140
                                                                       -----------
                                                                       $ 7,273,905
----------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 2.3%
 Puerto Rico Highway & Transportation Authority,
  MBIA, 5.5s, 2015                                         $1,000      $ 1,114,140
 Tennessee Local Development Authority Rev.,
  Community Provider Loan, 7s, 2021                         1,000        1,106,320
 Virgin Islands Public Finance Authority,
  5.875s, 2018                                                730          762,018
                                                                       -----------
                                                                       $ 2,982,478
----------------------------------------------------------------------------------
Single Family Housing Revenue - 4.9%
 Shelby County, TN, Single Family Mortgage Rev.,
  FHA, 0s, 2015                                            $5,535      $ 1,061,945
 Tennessee Housing Development Agency, 0s, 2006             3,955        2,795,710
 Tennessee Housing Development Agency, 0s, 2016             5,000        1,872,500
 Tennessee Housing Development Agency,
  7.125s, 2026                                                590          624,415
                                                                       -----------
                                                                       $ 6,354,570
----------------------------------------------------------------------------------
Universities - 4.0%
 Jackson, TN, Health, Educational & Housing
  Facilities Board (Lambuth University), Asset
  Guaranty, 5.9s, 2015                                     $1,000      $ 1,082,040
 Metropolitan Government of Nashville & Davidson
  County, TN, Health, Educational & Housing
  Facilities Board (Vanderbilt University),
  5.25s, 2012                                               1,000        1,049,530
 Metropolitan Government of Nashville & Davidson
  County, TN, Health, Educational & Housing
  Facilities Board (Vanderbilt University), 5.3s, 2013      1,875        1,967,625
 Metropolitan Government of Nashville & Davidson
  County, TN, Health, Educational & Housing
  Facilities Board (Vanderbilt University),
  5.375s, 2014                                              1,000        1,051,050
                                                                       -----------
                                                                       $ 5,150,245
----------------------------------------------------------------------------------


                                                                        17 - MTN

--------------------------------------------------------------------------------

                                                         Principal Amount
Issuer                                                      (000 Omitted)             Value
-------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 13.8%
 Clarksville, TN, Water, Sewer & Gas, MBIA,
  5.25s, 2018                                                      $1,000      $  1,032,500
 Madison, TN, Utility Waterworks Refunding,
  MBIA, 5s, 2019                                                    2,750         2,777,005
 Metropolitan Government of Nashville & Davidson
  County, TN, Water & Sewer Rev., FGIC,
  5.2s, 2013                                                        2,000         2,141,200
 Metropolitan Government of Nashville & Davidson
  County, TN, Water & Sewer Rev., FGIC,
  5.1s, 2016                                                        2,565         2,593,753
 Metropolitan Government of Nashville & Davidson
  County, TN, Water & Sewer Rev., AMBAC,
  9.23s, 2022++++                                                   1,000         1,174,960
 Mt. Juliet, TN, Public Building Authority
  (Cumberland), 7.55s, 2024                                         1,190         1,225,783
 Mt. Juliet, TN, Public Building Authority
  (Hermitage), MBIA, 7.5s, 2009                                       300           309,453
 Mt. Juliet, TN, Public Building Authority (Milcroft),
  7.55s, 2024                                                       2,005         2,065,290
 Mt. Juliet, TN, Public Building Authority (New
  Market), 8.375s, 2024                                               555           573,132
 Mt. Juliet, TN, Public Building Authority (Tipton),
  7.5s, 2004                                                          305           314,114
 Poplar Grove, TN, Utility District, Waterworks
  Rev., 6.375s, 2011                                                  500           535,160
 Puerto Rico Aqueduct & Sewer Rev., 6.25s, 2012                     1,000         1,174,290
 White House Utility District, TN, Robertson &
  Sumner Counties Waterworks, FGIC, 0s, 2014                        3,590         1,780,030
                                                                               ------------
                                                                               $ 17,696,670
-------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $113,015,585)                          $124,996,727
-------------------------------------------------------------------------------------------
Floating Rate Demand Notes - 2.1%
-------------------------------------------------------------------------------------------
 Burke County, GA, Development Authority,
  Pollution Control Rev. (Georgia Power Co.), due
  4/01/25                                                          $  300      $    300,000
 Coweta County, GA, Development Authority
  (Georgia Power Co.), due 3/01/24                                    100           100,000
 Geisinger Authority, PA, Health Systems Rev., due
  8/15/28                                                           1,300         1,300,000
 Georgia Hospital Financing Authority Rev.
  (Hospital Loan Program), due 3/01/01                                100           100,000
 Lincoln County, WY, Pollution Control Rev. (Exxon),
  due 7/01/17                                                         400           400,000
 New Castle, PA, Area Hospital Authority
  (Jameson Memorial Hospital), due 7/01/26                            500           500,000
-------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                           $  2,700,000
-------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $115,715,585)                              $127,696,727

Other Assets, Less Liabilities - 0.9%                                             1,189,944
-------------------------------------------------------------------------------------------
Net assets - 100.0%                                                            $128,886,671
-------------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements


MFS VIRGINIA MUNICIPAL BOND FUND

Municipal Bonds - 96.2%
--------------------------------------------------------------------------------

                                                         Principal Amount
Issuer                                                      (000 Omitted)             Value
-------------------------------------------------------------------------------------------
General Obligation - 11.9%
 Bristol, VA, MBIA, 5.3s, 2018                                    $ 1,250       $ 1,295,300
 Chesapeake, VA, Public Improvement, 5.375s, 2013                   3,500         3,771,110
 Commonwealth of Puerto Rico, 5.5s, 2013                            2,000         2,163,900
 Fairfax County, VA, Public Improvement Series,
  5.5s, 2013                                                        2,470         2,639,812
 Fairfax County, VA, Redevelopment & Housing
  Authority, 5.5s, 2017                                             2,225         2,331,489
 Hampton, VA, Refunding Public Improvement,
  5s, 2014                                                          1,000         1,034,440
 Lebanon, VA, 6.375s, 2011                                          1,625         1,792,716
 Loudoun County, VA, 5.25s, 2014                                    1,585         1,718,362
 Loudoun County, VA, 5.25s, 2015                                      480           518,491
 Loudoun County, VA, 5s, 2016                                       1,000         1,017,950
 Puerto Rico Commonwealth Highway &
  Transportation Authority Rev., FSA, 5.5s, 2015                    2,000         2,228,280
 Richmond, VA, 0s, 2006                                             3,500         2,598,645
 Richmond, VA, 6.5s, 2006                                           2,000         2,145,120
 Richmond, VA, 0s, 2007                                             5,280         3,748,430
 Richmond, VA, 0s, 2008                                             7,270         4,907,759
 Richmond, VA, 0s, 2009                                             5,175         3,305,428
 Richmond, VA, 5.5s, 2009                                           5,000         5,509,500
 Spotsylvania County, VA, FGIC, 6s, 2009                            4,270         4,867,331
 State of Virginia (Higher Educational Institute),
  0s, 1999                                                          1,300         1,272,648
                                                                                -----------
                                                                                $48,866,711
-------------------------------------------------------------------------------------------
State and Local Appropriation - 11.9%
 Blue Ridge, VA, Regional Jail Authority, MBIA,
  5.2s, 2021                                                      $ 4,830       $ 4,963,791
 Chesapeake, VA, Industrial Development Authority
  (Chesapeake Court House), MBIA, 6.25s, 2011                       3,985         4,604,150
 Chesapeake, VA, Industrial Development Authority
  (Chesapeake Court House), MBIA, 5.25s, 2017                       2,000         2,080,240
 Chesterfield County, VA, Industrial Development
  Authority, Public Facilities, 7.5s, 2008                          1,720         1,897,951
 Henrico County, VA, Industrial Development
  Authority, Lease Rev., 6.5s, 2010                                 5,000         5,725,450
 Puerto Rico Public Buildings Authority, 5.25s, 2021                3,075         3,139,329
 Puerto Rico Public Finance Corp., AMBAC,
  5.375s, 2016                                                      1,000         1,094,230
 Virginia Biotechnology Research Park (Biotech
  Two), 5.25s, 2018                                                 8,800         9,111,960
State and Local Appropriation - continued
 Virginia Public Building Authority, MBIA, 0s, 2007                13,305         9,275,980
 Virginia Public Building Authority, MBIA, 0s, 2008                10,650         7,080,546
                                                                                -----------
                                                                                $48,973,627
-------------------------------------------------------------------------------------------
Refunded and Special Obligations - 9.9%
 Arlington County, VA, Industrial Development
  Authority (Arlington Hospital), 7.125s, 2001                    $ 4,450       $ 4,945,997
 Carroll County, VA, Solid Waste Authority Rev.,
  7.5s, 2001                                                        2,265         2,537,321
 Fairfax County, VA, Redevelopment & Housing
  Authority (Little River Glen), 8.95s, 1999                        3,730         3,938,283
 Hampton Roads, VA, Medical College General
  Rev., 6.875s, 2001                                                1,500         1,663,095
 Henrico County, VA, Industrial Development
  Authority (St. Mary's Hospital), 7.5s, 2000###                      695           754,721
 New Kent County, VA, Industrial Development
  Authority, Public Facilities, 7.5s, 2001                            700           781,207
 Newport News, VA, 6.5s, 2000                                       3,080         3,313,926
 Portsmouth, VA, 6.9s, 2000                                         1,500         1,613,175
 Portsmouth, VA, 6.375s, 2001                                       1,555         1,693,442


18 - MVA

--------------------------------------------------------------------------------

                                                         Principal Amount
Issuer                                                      (000 Omitted)             Value
-------------------------------------------------------------------------------------------
Refunded and Special Obligations - continued
 Puerto Rico Aqueduct & Sewer Authority Rev.,
  9s, 2005                                                         $4,150       $ 5,247,177
 Puerto Rico Aqueduct & Sewer Authority Rev.,
  10.25s, 2009                                                        400           553,252
 Roanoke, VA, Industrial Development Authority,
  Hospital Rev. (Roanoke Memorial), 7.25s, 2000                     1,750         1,889,492
 Roanoke, VA, Industrial Development Authority,
  Hospital Rev. (Roanoke Memorial), 7.5s, 2000                      1,245         1,349,431
 Suffolk, VA, Industrial Development Authority
  (Louise Obici Memorial Hospital), 7.875s, 1999                    1,560         1,607,814
 Virginia Beach, VA, Certificates of Participation
  (Judical Center Project), FGIC, 7.25s, 2000                       4,955         5,377,563
 Virginia Beach, VA, Water & Sewer Rev.,
  6.625s, 2002                                                      1,400         1,546,958
 Virginia Public School Authority, 6.5s, 2004                       1,875         2,156,550
                                                                                -----------
                                                                                $40,969,404
-------------------------------------------------------------------------------------------
Airport and Port Revenue - 8.3%
 Metropolitan Washington, DC, Airport Rev.,
  7.6s, 2014                                                       $5,030       $ 5,446,685
 Metropolitan Washington, DC, Airport Rev.,
  5.5s, 2016                                                        2,465         2,582,507
 Metropolitan Washington, DC, Airport Rev., MBIA,
  5s, 2018                                                          2,000         2,001,060
 Metropolitan Washington, DC, Airport Rev.,
  5.75s, 2020                                                      11,000        11,705,870
 Metropolitan Washington, DC, Airport Rev., "A",
  MBIA, 6.625s, 2019                                                1,000         1,098,940
 Peninsula Airport Commission, VA, 7.3s, 2021                       2,400         2,639,712
 Puerto Rico Ports Authority (American Airlines),
  6.3s, 2023                                                        2,000         2,159,360
 Puerto Rico Ports Authority (American Airlines),
  6.25s, 2026                                                       6,000         6,598,920
                                                                                -----------
                                                                                $34,233,054
-------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 3.1%
 Halifax County, VA, Industrial Authority Rev. (Old
  Dominion Electric), 6s, 2022                                     $5,000       $ 5,205,550
 Pittsylvania County, VA, Industrial Development
  Authority Rev., 7.5s, 2014                                        4,000         4,419,400
 Puerto Rico Electric Power Authority, 6s, 2015                     3,000         3,248,370
                                                                                -----------
                                                                                $12,873,320
-------------------------------------------------------------------------------------------
Health Care Revenue - 2.0%
 Albemarle County, VA, Industrial Development
  Authority, Health Services Rev., 6.5s, 2022                      $1,000       $ 1,081,770
 Fairfax, Fauquier & Loudoun Counties, VA, Health
  Center Commission, Nursing Home Rev., 9s, 2020                    1,840         1,990,236
 Lynchburg, VA, Industrial Development Authority,
  5.2s, 2018                                                        1,000         1,014,850
 Martinsville, VA, Industrial Development Authority,
  6.75s, 2004                                                       1,230         1,256,876
 Peninsula Ports, VA, Health Care Rev. (Riverside
  Health System), 6.625s, 2010                                      1,500         1,644,735
 Virginia Beach, VA, Development Authority
  (Beverly Enterprises), 10s, 2010                                  1,265         1,375,156
                                                                                -----------
                                                                                $ 8,363,623
-------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 6.1%
 Bedford County, VA, Industrial Development
  Authority Rev. (Georgia Pacific Corp.), 5.6s, 2025               $6,000       $ 6,159,240
 Isle Wight County, VA, Industrial Development
  (Union Camp), 6.55s, 2024                                         8,000         8,876,160
 Isle Wight County, VA, Industrial Development
  (Union Camp), 6.1s, 2027                                          3,500         3,760,960


Municipal Bonds - continued
--------------------------------------------------------------------------------

                                                         Principal Amount
Issuer                                                      (000 Omitted)             Value
-------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - continued
 Loudoun, VA, Industrial Development Authority
  Rev., 7.125s, 2015                                               $2,000       $ 2,191,460
 Lynchburg, VA, Industrial Development Authority
  (Kroger Co.), 7.9s, 2011                                          1,000         1,119,770
 West Point, VA, Industrial Development Authority,
  Solid Waste Disposal Rev. (Chesapeake Corp.
  Project), 6.375s, 2019                                            2,600         2,832,388
                                                                                -----------
                                                                                $24,939,978
-------------------------------------------------------------------------------------------
Insured Health Care Revenue - 9.6%
 Albemarle County, VA, Industrial Development
  Authority, First Mortgage Rev., FHA, 8.9s, 2026                  $2,150       $ 2,356,314
 Danville, VA, Industrial Development Authority
  Hospital Rev. (Danville Regional Medical Center),
  AMBAC, 5.2s, 2018                                                 2,500         2,651,050
 Fredericksburg, VA, Industrial Development
  (Medicorp Health Systems), AMBAC, 5.25s, 2023                    11,000        11,302,940
 Front Royal-Warren County, VA, Industrial
  Development Authority, FHA, 9.45s, 2024                           1,000         1,075,310
 Hanover County, VA, Industrial Development
  Authority, MBIA, 6s, 2009                                         1,550         1,781,988
 Hanover County, VA, Industrial Development
  Authority (Memorial Regional Medical Center),
  MBIA, 6.5s, 2008                                                  1,000         1,176,630
 Hanover County, VA, Industrial Development
  Authority (Memorial Regional Medical Center),
  MBIA, 6.5s, 2009                                                  1,510         1,801,128
 Henrico County, VA, Industrial Development
  Authority Rev. (Bon Secours Health), MBIA,
  6.25s, 2020                                                       1,500         1,790,490
 Peninsula Ports Authority, VA, Hospital Facilities
  Rev. (Whittaker Memorial), FHA, 8.7s, 2023                        2,100         2,136,456
 Roanoke, VA, Industrial Development Authority,
  Hospital Rev. (Roanoke Memorial), MBIA,
  6.125s, 2017                                                      6,000         7,032,840
 Winchester, VA, Industrial Development Authority,
  AMBAC, 9.296s, 2014++++                                           4,900         6,352,115
                                                                                -----------
                                                                                $39,457,261
-------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 3.7%
 Alexandria, VA, Redevelopment & Housing
  Finance Authority (Jefferson Village
  Apartments), 9s, 2018                                            $4,000       $ 4,145,640
 Norfolk, VA, Redevelopment & Housing Authority
  (Dockside Apartments), FHA, 7.375s, 2028                          2,000         2,122,220
 Virginia Housing Development Authority, 6.5s, 2013                 2,300         2,502,101
 Virginia Housing Development Authority,
  5.95s, 2016                                                       1,905         2,039,950
 Virginia Housing Development Authority, 6.6s, 2022                 4,260         4,551,810
                                                                                -----------
                                                                                $15,361,721
-------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 2.6%
 Commonwealth of Puerto Rico, "A", AMBAC,
  5s, 2021                                                         $3,000       $ 3,029,490
 Puerto Rico Highway & Transportation Authority,
  Highway Rev., 5.5s, 2018                                          1,450         1,522,833
 Virgin Islands Public Finance Authority,
  5.625s, 2025                                                      1,000         1,030,000
 Virginia Transportation Board, US Route 58,
  5.125s, 2021                                                      5,000         5,090,400
                                                                                -----------
                                                                                $10,672,723
-------------------------------------------------------------------------------------------


                                                                        19 - MVA

--------------------------------------------------------------------------------

                                                         Principal Amount
Issuer                                                      (000 Omitted)             Value
-------------------------------------------------------------------------------------------
Single Family Housing Revenue - 8.0%
 Puerto Rico Housing Finance Corp., GNMA,
  7.8s, 2021                                                       $    5      $      5,102
 Virginia Housing Development Authority,
  7.22s, 2019++++                                                   7,500         8,118,150
 Virginia Housing Development Authority, 6.2s, 2021                15,000        15,720,750
 Virginia Housing Development Authority, 6.3s, 2025                 8,500         9,066,270
                                                                               ------------
                                                                               $ 32,910,272
-------------------------------------------------------------------------------------------
Turnpike Revenue - 4.7%
 Chesapeake Bay, VA, Bridge & Tunnel Authority,
  FGIC, 0s, 2005                                                   $4,535      $  3,464,740
 Chesapeake Bay, VA, Bridge & Tunnel Authority,
  FGIC, 6s, 2007                                                    5,700         6,429,258
 Chesapeake Bay, VA, Bridge & Tunnel Authority,
  5.5s, 2025                                                        1,000         1,103,480
 North Virginia Transportation District Commuter
  Rail (Virginia Railway Express Project), MBIA,
  6s, 2010                                                          1,240         1,433,552
 Pocahontas Parkway Assn., VA, Toll Road Rev.,
  0s, 2012                                                          1,500           714,255
 Pocahontas Parkway Assn., VA, Toll Road Rev.,
  0s, 2013                                                          1,500           671,550
 Pocahontas Parkway Assn., VA, Toll Road Rev.,
  0s, 2014                                                          1,500           630,765
 Pocahontas Parkway Assn., VA, Toll Road Rev.,
  0s, 2015                                                          1,500           587,040
 Pocahontas Parkway Assn., VA, Toll Road Rev.,
  0s, 2016                                                          1,500           550,035
 Virginia Transportation Board, Transportation
  Contract Rev., 6.5s, 2018                                         3,500         3,793,090
                                                                               ------------
                                                                               $ 19,377,765
-------------------------------------------------------------------------------------------
Universities - 2.6%
 Hampton Roads, VA, Medical College General
  Rev., 6.875s, 2016                                               $2,000      $  2,166,300
 Loudoun County, VA, Industrial Development
  Authority, University Facilities, 6.25s, 2012                     2,710         2,914,334
 Roanoke County, VA, Industrial Development
  Authority (Hollins College), 5.25s, 2023                          1,000         1,015,940
 Virginia College Building Authority, Educational
  Facilities Rev. (Hampden Sydney College),
  5s, 2016                                                          1,730         1,758,856
 Virginia College Building Authority, Educational
  Facilities Rev. (Marymount), 7s, 2022                             2,500         2,725,125
                                                                               ------------
                                                                               $ 10,580,555
-------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 8.7%
 Chesterfield County, VA, Water & Sewer Rev.,
  0s, 2004                                                         $5,025      $  3,972,915
 Chesterfield County, VA, Water & Sewer Rev.,
  0s, 2005                                                          4,815         3,625,165
 Chesterfield County, VA, Water & Sewer Rev.,
  0s, 2006                                                          4,000         2,882,120
 Chesterfield County, VA, Water & Sewer Rev.,
  0s, 2007                                                          6,000         4,133,340
 Chesterfield County, VA, Water & Sewer Rev.,
  0s, 2008                                                          6,135         4,028,732
 Chesterfield County, VA, Water & Sewer Rev.,
  0s, 2009                                                          6,135         3,831,001
 Chesterfield County, VA, Water & Sewer Rev.,
  0s, 2010                                                          9,005         5,332,401
 Fairfax County, VA, Water Authority Rev., 5s, 2021                 2,000         2,060,520
 Fairfax County, VA, Water Authority Rev., 5s, 2029                 4,000         4,027,480


Municipal Bonds - continued
--------------------------------------------------------------------------------

                                                         Principal Amount
Issuer                                                      (000 Omitted)             Value
-------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - continued
 Hanover County, VA, Water & Sewer Systems,
  MBIA, 5.25s, 2026                                                $2,000      $  2,058,300
                                                                               ------------
                                                                               $ 35,951,974
-------------------------------------------------------------------------------------------
Other - 3.1%
 Danville, VA, Industrial Development Authority,
  Industrial Development Rev., 8s, 2013                            $2,965      $  3,162,202
 New River Valley, VA, Regional Jail Authority,
  MBIA, 5.125s, 2019                                                6,905         7,062,503
 Pamunkey, VA, Regional Jail Authority, MBIA,
  5.75s, 2018                                                       2,500         2,713,851
                                                                               ------------
                                                                               $ 12,938,556
-------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $360,853,718)                          $396,470,544
-------------------------------------------------------------------------------------------
Floating Rate Demand Notes - 2.2%
-------------------------------------------------------------------------------------------
 Burke County, GA, Development Authority,
  Pollution Rev. (Georgia Power Co.), due 4/01/25                  $  100      $    100,000
 Geisinger Authority, PA, Health Systems Rev., due
  8/15/28                                                             500           500,000
 Georgia Hospital Financing Authority Rev.
  (Hospital Loan Program), due 3/01/01                                100           100,000
 Harris County, TX, Hospital Rev. (Methodist
  Hospital), due 12/01/25                                           3,000         3,000,000
 Harris County, TX, Industrial Development Corp.,
  Pollution Control Rev. (Exxon Corp.), due 3/01/24                   100           100,000
 Lynchburg, VA, Industrial Development Authority,
  due 12/01/25                                                      2,400         2,400,000
 Lynchburg, VA, Industrial Development Authority,
  "G", due 12/01/25                                                 2,100         2,100,000
 New Castle, PA, Area Hospital Authority
  (Jameson Memorial Hospital), due 7/01/26                            100           100,000
 Pinellas County, FL, Health Facility Authority,
  due 12/01/15                                                        500           500,000
-------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                           $  8,900,000
-------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $369,753,718)                              $405,370,544

Other Assets, Less Liabilities - 1.6%                                             6,603,561
-------------------------------------------------------------------------------------------
Net assets - 100.0%                                                            $411,974,105
-------------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements


20 - MVA

Portfolio of Investments (Unaudited) - September 30, 1998

MFS WEST VIRGINIA MUNICIPAL BOND FUND

Municipal Bonds - 98.1%
--------------------------------------------------------------------------------

                                                         Principal Amount
Issuer                                                      (000 Omitted)             Value
-------------------------------------------------------------------------------------------
General Obligation - 16.9%
 Charleston, WV, Public Improvement, 7.2s, 2008                    $1,240       $ 1,538,245
 Charleston, WV, Public Improvement, 7.2s, 2009                     1,140         1,432,535
 Jefferson County, WV, Board of Education, FGIC,
  6.85s, 2009                                                       1,680         2,067,593
 Monongalia County, WV, Board of Education,
  MBIA, 7s, 2005                                                      500           584,355
 State of West Virginia, FGIC, 5s, 2015                             1,500         1,525,920
 State of West Virginia, FGIC, 5.5s, 2017                           2,565         2,695,918
 State of West Virginia, FGIC, 5s, 2021                             4,000         4,026,360
 State of West Virginia, FGIC, 5.25s, 2026                          8,000         8,178,240
 State of West Virginia, Water Development
  Authority Rev., FSA, 6.2s, 2024                                   3,000         3,347,670
                                                                                -----------
                                                                                $25,396,836
-------------------------------------------------------------------------------------------
State and Local Appropriation - 5.3%
 Puerto Rico Public Buildings Authority, 5.25s, 2021               $3,115       $ 3,180,166
 West Virginia Building Commission, Lease Rev.
  (West Virginia Regional Jail), AMBAC,
  5.375s, 2018                                                      3,000         3,214,470
 West Virginia School Building Authority,
  Refunding Capital Improvement, "B", FSA,
  5.25s, 2021                                                       1,550         1,600,685
                                                                                -----------
                                                                                $ 7,995,321
-------------------------------------------------------------------------------------------
Refunded and Special Obligations - 15.4%
 Cabell, WV, Board of Education, MBIA, 6s, 2006                    $  500       $   563,020
 Kanawha County, WV, Building Commission (St.
  Francis Hospital), 7.5s, 2007                                       235           272,172
 Kanawha, Merc, & Nicholas Counties, WV, Single
  Family Mortage Rev., 0s, 2014                                     2,230           937,291
 Ohio County, WV, Board of Education, MBIA,
  5.25s, 2018                                                       1,180         1,269,019
 Puerto Rico Aqueduct & Sewer Authority Rev.,
  9s, 2005                                                          1,500         1,896,570
 West Virginia Building Commission, Lease Rev.
  (West Virginia Regional Jail), MBIA, 7s, 2000                     1,000         1,074,650
 West Virginia Building Commission, Lease Rev.
  (West Virginia Regional Jail), MBIA, 0s, 2007                     3,150         2,181,249
 West Virginia Building Commission, Lease Rev.
  (West Virginia Regional Jail), MBIA, 0s, 2008                     3,050         2,015,379
 West Virginia Building Commission, Lease Rev.
  (West Virginia Regional Jail), MBIA, 0s, 2009                     2,500         1,574,850
 West Virginia Parkways, Economic Development
  & Tourism Authority, FGIC, 0s, 2005                               2,250         1,706,535
 West Virginia Parkways, Economic Development
  & Tourism Authority, FGIC, 0s, 2007                               2,000         1,389,540
 West Virginia Parkways, Economic Development
  Authority, FGIC, 0s, 2006                                         2,500         1,824,400
 West Virginia Parkways, Economic Development
  Authority, FGIC, 0s, 2008                                           610           401,545
 West Virginia School Building Authority,
  6.75s, 2001                                                       3,000         3,282,030
 West Virginia University Rev. (West Virginia
  University Dormitory), MBIA, 6.75s, 2002                          1,000         1,097,640
 West Virginia Water Development Authority,
  7.625s, 2000                                                        500           548,050
 West Virginia Water Development Authority,
  7.4s, 2001                                                          750           842,092
 West Virginia Water Development Authority,
  7.1s, 2009                                                          235           278,694
                                                                                -----------
                                                                                $23,154,726
-------------------------------------------------------------------------------------------


Municipal Bonds - continued
--------------------------------------------------------------------------------

                                                         Principal Amount
Issuer                                                      (000 Omitted)             Value
-------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 12.5%
 Marshall County, WV, Pollution Control Rev. (Ohio
  Power Co.), 6.85s, 2022                                          $2,000       $ 2,189,920
 Marshall County, WV, Pollution Control Rev. (Ohio
  Power Co.), MBIA, 6.85s, 2022                                     3,150         3,491,995
 Mason County, WV, Pollution Control Rev.
  (Appalachian Power), MBIA, 6.6s, 2022                             7,000         7,776,160
 McDowell County, WV, Industrial Development
  Rev. (War Telephone Co.), 13.5s, 2001                               245           246,600
 Puerto Rico Electric Power Authority, MBIA,
  0s, 2017                                                          3,705         1,541,095
 Putnam County, WV, Pollution Control Rev.
  (Applachian Power Co.), MBIA, 6.6s, 2019                          3,200         3,538,848
                                                                                -----------
                                                                                $18,784,618
-------------------------------------------------------------------------------------------
Health Care Revenue - 7.2%
 Berkeley County, WV, Building Commission,
  Hospital Rev. (City Hospital), 6.5s, 2022                        $2,500       $ 2,675,225
 Monongalia County, WV, Health Facilities Rev.
  (Beverly Enterprises, Inc.), 10s, 2007                              820           871,291
 Ohio County, WV, County Commission Health
  System (Ohio Valley Medical Center), 5.75s, 2013                    750           751,380
 West Virginia Hospital Finance Authority
  (Charleston Area Medical Center), 6.5s, 2023                      2,000         2,167,880
 West Virginia Hospital Finance Authority (Fairmont
  General Hospital), 6.625s, 2019                                   2,000         2,173,340
 West Virginia Hospital Finance Authority (General
  Division Medical Building), 7.25s, 2014                           2,000         2,242,740
                                                                                -----------
                                                                                $10,881,856
-------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 15.2%
 Braxton County, WV, Solid Waste Disposal
  (Weyerhaeuser), 6.5s, 2025                                       $2,000       $ 2,203,920
 Jackson County, WV, Pollution Control Rev.
  (Kaiser Aluminum & Chemical Corp.), 6.5s, 2008                    3,285         3,296,925
 Kanawha County, WV, Commercial Development
  Rev. (Kroger Co.), 8s, 2011                                       1,000         1,120,050
 Kanawha County, WV, Commercial Development
  Rev. (May Department Stores Co.), 6.5s, 2003                      3,000         3,336,000
 Kanawha County, WV, Pollution Control Rev.
  (Union Carbide Corp.), 8s, 2020                                   2,000         2,155,280
 Monongalia County, WV, Commercial
  Development Rev. (Kroger Co.), 7.7s, 2012                         2,000         2,258,300
 Ohio County, WV, Industrial Development Rev.
  (Kroger Co.), 8.125s, 2011                                        2,000         2,252,360
 Putnam County, WV, Industrial Development Rev.
  (Rite Aid Corp.), 10.375s, 2002                                     590           592,891
 South Charleston, WV, Pollution Control Rev.
  (Union Carbide Corp.), 7.625s, 2005                               2,500         2,964,125
 Weirton, WV, Pollution Control Rev. (Weirton
  Steel), 8.625s, 2014                                              2,550         2,677,959
                                                                                -----------
                                                                                $22,857,810
-------------------------------------------------------------------------------------------
Insured Health Care Revenue - 6.2%
 Harrison County, WV, Building Commission Rev.
  (United Hospital Center), AMBAC, 5.25s, 2021                     $2,625       $ 2,697,030
 Monongalia County, WV, Building Commission,
  Health Rev. (Monongalia General Hospital),
  MBIA, 6.625s, 2011                                                1,000         1,085,540
 West Virginia Hospital Finance Authority (Cabell
  Huntington Hospital), AMBAC, 6.25s, 2019                          5,000         5,499,100
                                                                                -----------
                                                                                $ 9,281,670
-------------------------------------------------------------------------------------------


                                                                        21 - MWV

--------------------------------------------------------------------------------

                                                         Principal Amount
Issuer                                                      (000 Omitted)             Value
-------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 0.9%
 Huntington, WV, Housing Corp., Multi-Family Rev.,
  FNMA, 7.5s, 2024                                                 $  800      $    856,720
 Webster County, WV, Housing Development Rev.
  (Circlebrook), FHA, 6.35s, 2008                                     505           540,476
                                                                               ------------
                                                                               $  1,397,196
-------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 1.8%
 Puerto Rico Highway & Transportation Authority
  Rev., 5.5s, 2013                                                 $2,000      $  2,175,020
 Virgin Islands Public Finance Authority,
  5.625s, 2025                                                        500           515,000
                                                                               ------------
                                                                               $  2,690,020
-------------------------------------------------------------------------------------------
Single Family Housing Revenue - 4.7%
 Berkeley County, WV, Residential Mortgage Rev.,
  7.875s, 2012###                                                  $  185      $    194,328
 Charles Town, WV, Residential Mortgage Rev.,
  6.2s, 2011                                                          640           677,126
 Mason County, WV, 0s, 2014                                         1,700           526,898
 West Virginia Housing Development Fund,
  7.85s, 2014                                                         410           421,755
 West Virginia Housing Development Fund,
  7.2s, 2018                                                        2,105         2,254,897
 West Virginia Housing Development Fund,
  7.2s, 2020                                                        1,930         2,066,798
 West Virginia Housing Development Fund,
  5.3s, 2023                                                        1,000         1,007,810
                                                                               ------------
                                                                               $  7,149,612
-------------------------------------------------------------------------------------------
Turnpike Revenue - 3.4%
 West Virginia Parkways, Economic Development
  & Tourism Authority, FGIC, 0s, 2006                              $1,885      $  1,372,450
 West Virginia Parkways, Economic Development
  & Tourism Authority, FGIC, 7.452s, 2019++++                       3,300         3,752,364
                                                                               ------------
                                                                               $  5,124,814
-------------------------------------------------------------------------------------------


Municipal Bonds - continued
--------------------------------------------------------------------------------

                                                            Principal Amount
Issuer                                                         (000 Omitted)           Value
--------------------------------------------------------------------------------------------
Universities - 1.3%
 West Virgina University Rev. (West Virginia
  Dormitory), AMBAC, 5s, 2022                                         $2,000    $  2,022,900
--------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 6.1%
 Beckley, WV, Industrial Development Rev.
  (Beckley Water Co.), 7s, 2017                                       $2,000    $  2,196,460
 Charleston, WV, Sewer Rev., MBIA, 6.5s, 2017                          2,260       2,507,877
 West Virginia Water Development Authority, CAP
  GTY, 7.5s, 2009                                                      1,100       1,164,537
 West Virginia Water Development Authority, FSA,
  5s, 2018                                                             1,270       1,278,547
 West Virginia Water Development Authority, FSA,
  5.25s, 2035                                                          2,000       2,058,540
                                                                                ------------
                                                                                $  9,205,961
--------------------------------------------------------------------------------------------
Other - 1.2%
 West Virginia Building Commission, Lottery Rev.,
  MBIA, 5.25s, 2010                                                   $1,750    $  1,872,360
--------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $132,983,989)                           $147,815,700
--------------------------------------------------------------------------------------------
Floating Rate Demand Note - 0.1%
--------------------------------------------------------------------------------------------
 New Castle, PA, Area Hospital Authority
  (Jameson Memorial Hospital), due 7/01/26, at
  Identified Cost                                                     $  100    $    100,000
--------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $133,083,989)                               $147,915,700

Other Assets, Less Liabilities - 1.8%                                              2,732,239
--------------------------------------------------------------------------------------------
Net assets - 100.0%                                                             $150,647,939
--------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements

Portfolio Footnotes:
++++Inverse floating rate security.
###Security segregated as collateral for an open futures contract.


22 - MWV

Financial Statements

Statements of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------

                                                                                    Mississippi        New York
September 30, 1998                                                                         Fund            Fund
---------------------------------------------------------------------------------------------------------------
Assets:
 Investments -
  Identified cost                                                                   $68,641,652    $127,618,129
  Unrealized appreciation                                                             7,343,611      16,862,146
                                                                                    -----------    ------------
    Total, at value                                                                 $75,985,263    $144,480,275
 Cash                                                                                    39,139          63,884
 Receivable for Fund shares sold                                                         34,369         359,194
 Receivable for investments sold                                                             --          75,000
 Interest receivable                                                                  1,245,452       2,110,475
 Other assets                                                                             9,958             969
                                                                                    -----------    ------------
    Total assets                                                                    $77,314,181    $147,089,797
                                                                                    -----------    ------------
Liabilities:
 Distributions payable                                                              $   169,363    $    240,987
 Payable for Fund shares reacquired                                                     112,507          15,578
 Payable for daily variation margin on open future contracts                              2,031          23,156
 Payable to affiliates -
  Management fee                                                                            940           1,781
  Shareholder servicing agent fee                                                           235             445
  Distribution fee and service fee                                                        1,337           1,583
  Administrative fee                                                                         31              59
 Accrued expenses and other liabilities                                                  42,301          75,444
                                                                                    -----------    ------------
    Total liabilities                                                               $   328,745    $    359,033
                                                                                    -----------    ------------
Net assets                                                                          $76,985,436    $146,730,764
                                                                                    -----------    ------------
Net assets consist of:
 Paid-in capital                                                                    $72,834,701    $132,701,651
 Unrealized appreciation on investments                                               7,339,748      16,727,284
 Accumulated net realized loss on investments                                        (3,279,462)     (2,728,021)
 Accumulated undistributed (distributions in excess of)
  net investment income                                                                  90,449          29,850
                                                                                    -----------    ------------
    Total                                                                           $76,985,436    $146,730,764
                                                                                    -----------    ------------
Shares of beneficial interest outstanding:
 Class A                                                                              6,558,046      10,273,662
 Class B                                                                              1,078,565       2,561,424
 Class C                                                                                     --              --
                                                                                    -----------    ------------
    Total shares of beneficial interest outstanding                                   7,636,611      12,835,086
                                                                                    -----------    ------------
Net assets:
 Class A                                                                            $66,103,249    $117,455,864
 Class B                                                                             10,882,187      29,274,900
 Class C                                                                                     --              --
                                                                                    -----------    ------------
    Total net assets                                                                $76,985,436    $146,730,764
                                                                                    -----------    ------------
Class A shares:
 Net asset value per share
  (net assets [divided by] shares of beneficial interest outstanding)               $     10.08    $      11.43
                                                                                    -----------    ------------
 Offering price per share (100 [divided by] 95.25 of net asset value per share)     $     10.58    $      12.00
                                                                                    -----------    ------------
Class B shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)               $     10.09    $      11.43
                                                                                    -----------    ------------
Class C shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)                      --              --
                                                                                    -----------    ------------

                                                                                  North Carolina   Pennsylvania
September 30, 1998                                                                          Fund           Fund
---------------------------------------------------------------------------------------------------------------
Assets:
 Investments -
  Identified cost                                                                   $385,508,743     $37,556,938
  Unrealized appreciation                                                             43,171,963       3,278,879
                                                                                    ------------     -----------
    Total, at value                                                                 $428,680,706     $40,835,817
 Cash                                                                                     84,579         354,978
 Receivable for Fund shares sold                                                       1,217,207           8,611
 Receivable for investments sold                                                         120,000          35,713
 Interest receivable                                                                   6,826,244         614,368
 Other assets                                                                              2,823           1,743
                                                                                    ------------     -----------
    Total assets                                                                    $436,931,559     $41,851,230
                                                                                    ------------     -----------
Liabilities:
 Distributions payable                                                              $    693,234     $    66,218
 Payable for Fund shares reacquired                                                      267,869          28,000
 Payable for daily variation margin on open future contracts                              75,331           1,219
 Payable to affiliates -
  Management fee                                                                           5,293             509
  Shareholder servicing agent fee                                                          1,323              --
  Distribution fee and service fee                                                         5,171           2,432
  Administrative fee                                                                         176              --
 Accrued expenses and other liabilities                                                  110,394           1,258
                                                                                    ------------     -----------
    Total liabilities                                                               $  1,158,791     $    99,636
                                                                                    ------------     -----------
Net assets                                                                          $435,772,768     $41,751,594
                                                                                    ------------     -----------
Net assets consist of:
 Paid-in capital                                                                    $398,850,025     $40,046,644
 Unrealized appreciation on investments                                               42,726,151       3,276,598
 Accumulated net realized loss on investments                                         (5,260,256)     (1,606,584)
 Accumulated undistributed (distributions in excess of)
  net investment income                                                                 (543,152)         34,936
                                                                                    ------------     -----------
    Total                                                                           $435,772,768     $41,751,594
                                                                                    ------------     -----------
Shares of beneficial interest outstanding:
 Class A                                                                              30,457,006       1,975,514
 Class B                                                                               3,999,707       2,173,502
 Class C                                                                                 862,748              --
                                                                                    ------------     -----------
    Total shares of beneficial interest outstanding                                   35,319,461       4,149,016
                                                                                    ------------     -----------
Net assets:
 Class A                                                                            $375,807,198     $19,856,026
 Class B                                                                              49,326,249      21,895,568
 Class C                                                                              10,639,321              --
                                                                                    ------------     -----------
    Total net assets                                                                $435,772,768     $41,751,594
                                                                                    ------------     -----------
Class A shares:
 Net asset value per share
  (net assets [divided by] shares of beneficial interest outstanding)               $      12.34     $     10.05
                                                                                    ------------     -----------
 Offering price per share (100 [divided by] 95.25 of net asset value per share)     $      12.96     $     10.55
                                                                                    ------------     -----------
Class B shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)               $      12.33     $     10.07
                                                                                    ------------     -----------
Class C shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)               $      12.33            --
                                                                                    ------------     -----------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

--------------------------------------------------------------------------------

                                                                                 South Carolina        Tennessee        Virginia
September 30, 1998                                                                         Fund             Fund            Fund
--------------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments -
  Identified cost                                                                  $160,404,808     $115,715,585    $369,753,718
  Unrealized appreciation                                                            17,577,384       11,981,142      35,616,826
                                                                                   ------------     ------------    ------------
    Total, at value                                                                $177,982,192     $127,696,727    $405,370,544
 Cash                                                                                    29,186           15,237           5,700
 Receivable for Fund shares sold                                                        277,735          103,096         312,080
 Receivable for investments sold                                                         10,000        1,928,800       3,805,000
 Interest receivable                                                                  2,441,289        1,545,235       5,747,390
 Other assets                                                                             1,168              837           2,694
                                                                                   ------------     ------------    ------------
    Total assets                                                                   $180,741,570     $131,289,932    $415,243,408
                                                                                   ------------     ------------    ------------
Liabilities:
 Distributions payable                                                             $    308,220     $    249,686    $    782,740
 Payable for Fund shares reacquired                                                      53,866           80,371         226,308
 Payable for investments purchased                                                           --        1,998,242       2,135,136
 Payable for daily variation margin on open future contracts                              6,094            4,063          13,406
 Payable to affiliates -
  Management fee                                                                          2,200            1,573           5,029
  Shareholder servicing agent fee                                                           549              393           1,258
  Distribution and service fee                                                            2,286            1,580           4,603
  Administrative fee                                                                         73               52             167
 Accrued expenses and other liabilities                                                  77,810           67,301         100,656
                                                                                   ------------     ------------    ------------
    Total liabilities                                                              $    451,098     $  2,403,261    $  3,269,303
                                                                                   ------------     ------------    ------------
Net assets                                                                         $180,290,472     $128,886,671    $411,974,105
                                                                                   ------------     ------------    ------------
Net assets consist of:
 Paid-in capital                                                                   $163,942,335     $116,469,156    $383,436,287
 Unrealized appreciation on investments                                              17,565,856       11,973,446      35,591,458
 Accumulated undistributed net realized
  gain (loss) on investments                                                         (1,043,802)         416,204      (5,865,070)
 Accumulated undistributed (distributions in excess of)
  net investment income                                                                (173,917)          27,865      (1,188,570)
                                                                                   ------------     ------------    ------------
    Total                                                                          $180,290,472     $128,886,671    $411,974,105
                                                                                   ------------     ------------    ------------
Shares of beneficial interest outstanding:
 Class A                                                                             11,603,801        9,821,898      31,609,933
 Class B                                                                              2,571,962        1,826,733       2,959,250
 Class C                                                                                     --               --         387,382
                                                                                   ------------     ------------    ------------
    Total shares of beneficial interest outstanding                                  14,175,763       11,648,631      34,956,565
                                                                                   ------------     ------------    ------------
Net assets:
 Class A                                                                           $147,593,160     $108,685,781    $372,543,588
 Class B                                                                             32,697,312       20,200,890      34,864,164
 Class C                                                                                     --               --       4,566,353
                                                                                   ------------     ------------    ------------
    Total net assets                                                               $180,290,472     $128,886,671    $411,974,105
                                                                                   ------------     ------------    ------------
Class A shares:
 Net asset value per share
  (net assets [divided by] shares of beneficial interest outstanding)              $      12.72     $      11.07    $      11.79
                                                                                   ------------     ------------    ------------
 Offering price per share (100 [divided by] 95.25 of net asset value per share)    $      13.35     $      11.62    $      12.38
                                                                                   ------------     ------------    ------------
Class B shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)              $      12.71     $      11.06    $      11.78
                                                                                   ------------     ------------    ------------
Class C shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)                      --               --      $      11.79
                                                                                   ------------     ------------    ------------

                                                                                   West Virginia
September 30, 1998                                                                          Fund
------------------------------------------------------------------------------------------------
Assets:
 Investments -
  Identified cost                                                                   $133,083,989
  Unrealized appreciation                                                             14,831,711
                                                                                    ------------
    Total, at value                                                                 $147,915,700
 Cash                                                                                     46,109
 Receivable for Fund shares sold                                                         505,813
 Receivable for investments sold                                                          35,000
 Interest receivable                                                                   2,675,046
 Other assets                                                                                961
                                                                                    ------------
    Total assets                                                                    $151,178,629
                                                                                    ------------
Liabilities:
 Distributions payable                                                              $    259,305
 Payable for Fund shares reacquired                                                      191,714
 Payable for investments purchased                                                            --
 Payable for daily variation margin on open future contracts                               4,875
 Payable to affiliates -
  Management fee                                                                           1,837
  Shareholder servicing agent fee                                                            460
  Distribution and service fee                                                             1,730
  Administrative fee                                                                          61
 Accrued expenses and other liabilities                                                   70,708
                                                                                    ------------
    Total liabilities                                                               $    530,690
                                                                                    ------------
Net assets                                                                          $150,647,939
                                                                                    ------------
Net assets consist of:
 Paid-in capital                                                                    $139,537,748
 Unrealized appreciation on investments                                               14,822,463
 Accumulated undistributed net realized
  gain (loss) on investments                                                          (3,183,889)
 Accumulated undistributed (distributions in excess of)
  net investment income                                                                 (528,383)
                                                                                    ------------
    Total                                                                           $150,647,939
                                                                                    ------------
Shares of beneficial interest outstanding:
 Class A                                                                              11,197,069
 Class B                                                                               1,432,238
 Class C                                                                                      --
                                                                                    ------------
    Total shares of beneficial interest outstanding                                   12,629,307
                                                                                    ------------
Net assets:
 Class A                                                                            $133,569,245
 Class B                                                                              17,078,694
 Class C                                                                                      --
                                                                                    ------------
    Total net assets                                                                $150,647,939
                                                                                    ------------
Class A shares:
 Net asset value per share
  (net assets [divided by] shares of beneficial interest outstanding)               $      11.93
                                                                                    ------------
 Offering price per share (100 [divided by] 95.25 of net asset value per share)     $      12.52
                                                                                    ------------
Class B shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)               $      11.92
                                                                                    ------------
Class C shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)                       --
                                                                                    ------------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statements of Operations (Unaudited)
--------------------------------------------------------------------------------

                                                               Mississippi         New York    North Carolina     Pennsylvania
Six Months Ended September 30, 1998                                   Fund             Fund              Fund             Fund
-------------------------------------------------------------------------------------------------------------------------------
Net investment income:
 Interest income                                                $2,175,838       $4,302,984       $12,431,256       $1,077,823
                                                                ----------       ----------       -----------       ----------
 Expenses -
  Management fee                                                $  210,157       $  395,736       $ 1,181,535       $  110,404
  Trustees' compensation                                             8,862           10,170            10,884            9,147
  Shareholder servicing agent fee                                   42,901           80,785           241,198           22,775
  Distribution and service fee (Class A)                                --          145,282           653,320               --
  Distribution and service fee (Class B)                            41,810          136,953           231,317           81,169
  Distribution and service fee (Class C)                                --               --            46,038               --
  Administrative fee                                                 5,720           10,712            32,160            3,037
  Custodian fee                                                     12,184           22,341            59,682            6,565
  Printing                                                           4,272            7,564            21,290            2,456
  Postage                                                            1,604            4,068            11,085            1,307
  Auditing fees                                                     17,808           17,308            17,308           15,308
  Legal fees                                                         3,866               --             2,311            2,052
  Miscellaneous                                                     20,646           33,008            74,903           15,840
                                                                ----------       ----------       -----------       ----------
    Total expenses                                              $  369,830       $  863,927       $ 2,583,031       $  270,060
  Fees paid indirectly                                              (6,796)         (13,370)          (39,270)          (5,689)
  Preliminary reduction of expenses by investment adviser          (38,551)         (72,600)         (216,743)         (93,043)
                                                                ----------       ----------       -----------       ----------
    Net expenses                                                $  324,483       $  777,957       $ 2,327,018       $  171,328
                                                                ----------       ----------       -----------       ----------
     Net investment income                                      $1,851,355       $3,525,027       $10,104,238       $  906,495
                                                                ----------       ----------       -----------       ----------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) -
  Investment transactions                                       $   15,355       $  155,071       $   984,631       $   52,665
  Futures contracts                                                     --          (90,954)         (303,654)              --
                                                                ----------       ----------       -----------       ----------
    Net realized gain on investments                            $   15,355       $   64,117       $   680,977       $   52,665
                                                                ----------       ----------       -----------       ----------
 Change in unrealized appreciation (depreciation) -
  Investments                                                   $1,521,312       $2,270,388       $ 6,295,856       $  910,731
  Futures contracts                                                 (3,863)        (134,862)         (445,812)          (2,281)
                                                                ----------       ----------       -----------       ----------
     Net unrealized gain on investments                         $1,517,449       $2,135,526       $ 5,850,044       $  908,450
                                                                ----------       ----------       -----------       ----------
      Net realized and unrealized gain on investments           $1,532,804       $2,199,643       $ 6,531,021       $  961,115
                                                                ----------       ----------       -----------       ----------
       Increase in net assets from operations                   $3,384,159       $5,724,670       $16,635,259       $1,867,610
                                                                ----------       ----------       -----------       ----------

See notes to financial statements

--------------------------------------------------------------------------------

                                                                   South Carolina       Tennessee       Virginia  West Virginia
Six Months Ended September 30, 1998                                          Fund            Fund           Fund           Fund
-------------------------------------------------------------------------------------------------------------------------------
Net investment income:
 Interest income                                                       $4,988,280      $3,706,723    $11,707,021     $4,284,902
                                                                       ----------      ----------    -----------     ----------
 Expenses -
  Management fee                                                       $  487,522      $  347,401    $ 1,117,022     $  402,615
  Trustees' compensation                                                   10,205          10,074         10,937         10,458
  Shareholder servicing agent fee                                          99,523          70,919        228,026         82,194
  Distribution and service fee (Class A)                                  257,649         187,778        644,766        227,757
  Distribution and service fee (Class B)                                  148,525          93,880        165,976         79,875
  Distribution and service fee (Class C)                                       --              --         18,738             --
  Administrative fee                                                       13,270           9,455         30,404         10,959
  Custodian fee                                                            24,813          19,593         60,987         22,155
  Printing                                                                  8,829           5,606         20,139          7,334
  Postage                                                                   4,382           2,314          9,394          2,653
  Auditing fees                                                            16,308          16,308          8,008         17,008
  Legal fees                                                                1,803           1,784          1,220          2,382
  Miscellaneous                                                            42,341          38,906         80,351         34,993
                                                                       ----------      ----------    -----------     ----------
    Total expenses                                                     $1,115,170      $  804,018    $ 2,395,968     $  900,383
  Fees paid indirectly                                                    (12,395)        (16,747)       (55,885)       (11,234)
  Preliminary reduction of expenses by investment adviser                 (89,423)        (63,726)      (204,916)       (73,841)
                                                                       ----------      ----------    -----------     ----------
    Net expenses                                                       $1,013,352      $  723,545    $ 2,135,167     $  815,308
                                                                       ----------      ----------    -----------     ----------
     Net investment income                                             $3,974,928      $2,983,178    $ 9,571,854     $3,469,594
                                                                       ----------      ----------    -----------     ----------
Realized and unrealized gain (loss) on investments:
 Realized gain (identified cost basis) on investment transactions      $   49,721      $  240,498    $   828,483     $   70,373
                                                                       ----------      ----------    -----------     ----------
 Change in unrealized appreciation (depreciation) -
  Investments                                                          $2,799,004      $1,495,496    $ 5,298,620     $1,956,099
  Futures contracts                                                       (11,528)         (7,696)       (25,368)        (9,248)
                                                                       ----------      ----------    -----------     ----------
     Net unrealized gain on investments                                $2,787,476      $1,487,800    $ 5,273,252     $1,946,851
                                                                       ----------      ----------    -----------     ----------
      Net realized and unrealized gain on investments                  $2,837,197      $1,728,298    $ 6,101,735     $2,017,224
                                                                       ----------      ----------    -----------     ----------
       Increase in net assets from operations                          $6,812,125      $4,711,476    $15,673,589     $5,486,818
                                                                       ----------      ----------    -----------     ----------

See notes to financial statements

Statements of Changes in Net Assets (Unaudited)
--------------------------------------------------------------------------------

                                                                       Mississippi          New York  North Carolina    Pennsylvania
Six Months Ended September 30, 1998                                           Fund              Fund            Fund            Fund
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                                 $ 1,851,355      $  3,525,027    $ 10,104,238    $   906,495
 Net realized gain on investments                                           15,355            64,117         680,977         52,665
 Net unrealized gain on investments                                      1,517,449         2,135,526       5,850,044        908,450
                                                                       -----------       -----------    ------------    -----------
  Increase in net assets from operations                               $ 3,384,159      $  5,724,670    $ 16,635,259    $ 1,867,610
                                                                       -----------       -----------    ------------    -----------
Distributions declared to shareholders -
 From net investment income (Class A)                                  $(1,644,116)     $ (2,919,708)   $ (8,929,738)   $  (477,350)
 From net investment income (Class B)                                     (225,304)         (585,016)       (955,151)      (430,655)
 From net investment income (Class C)                                           --                --        (189,443)            --
                                                                       -----------      ------------   -------------    -----------
  Total distributions declared to shareholders                         $(1,869,420)     $ (3,504,724)   $(10,074,332)   $  (908,005)
                                                                       -----------      ------------    ------------    -----------
Fund share (principal) transactions -
 Net proceeds from sale of shares                                      $ 3,111,428      $ 15,443,129    $ 51,700,338    $ 3,608,799
 Net asset value of shares issued to shareholders
  in reinvestment of distributions                                         816,346         2,022,597       5,821,411        507,450
 Cost of shares reacquired                                              (5,235,893)      (18,949,027)    (61,285,453)    (2,792,650)
                                                                       -----------      ------------    ------------    -----------
Increase (decrease) in net assets from Fund
 share transactions                                                    $(1,308,119)     $ (1,483,301)   $ (3,763,704)   $ 1,323,599
                                                                       -----------      ------------    ------------    -----------
    Total increase in net assets                                       $   206,620      $    736,645    $  2,797,223    $ 2,283,204
Net assets:
 At beginning of period                                                 76,778,816       145,994,119     432,975,545     39,468,390
                                                                       -----------      ------------    ------------    -----------
 At end of period                                                      $76,985,436      $146,730,764    $435,772,768    $41,751,594
                                                                       -----------      ------------    ------------    -----------
Accumulated undistributed (distributions in excess of)
 net investment income included in net assets at end of period         $    90,449      $     29,850    $   (543,152)   $    34,936
                                                                       -----------      ------------    ------------    -----------


See notes to financial statements

--------------------------------------------------------------------------------

                                                                    South Carolina         Tennessee       Virginia  West Virginia
Six Months Ended September 30, 1998                                           Fund              Fund           Fund           Fund
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                                $  3,974,928      $  2,983,178   $  9,571,854   $  3,469,594
 Net realized gain on investments                                           49,721           240,498        828,483         70,373
 Net unrealized gain on investments                                      2,787,476         1,487,800      5,273,252      1,946,851
                                                                      ------------      ------------   ------------   ------------
  Increase in net assets from operations                              $  6,812,125      $  4,711,476   $ 15,673,589   $  5,486,818
                                                                      ------------      ------------   ------------   ------------
Distributions declared to shareholders -
 From net investment income (Class A)                                 $ (3,389,166)     $ (2,573,778)  $ (8,809,273)  $ (3,136,352)
 From net investment income (Class B)                                     (585,762)         (389,171)      (685,693)      (333,242)
 From net investment income (Class C)                                           --                --        (76,888)            --
 In excess of net investment income (Class A)                              (25,368)               --         (3,224)       (20,736)
 In excess of net investment income (Class B)                               (4,385)               --           (251)        (2,203)
 In excess of net investment income (Class C)                                   --                --            (28)            --
                                                                      ------------      ------------   ------------   ------------
  Total distributions declared to shareholders                        $ (4,004,681)     $ (2,962,949)  $ (9,575,357)  $ (3,492,533)
                                                                      ------------      ------------   ------------   ------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                                     $  9,369,268      $  7,035,248   $ 29,143,454   $  8,743,606
 Net asset value of shares issued to shareholders
  in reinvestment of distributions                                       2,081,525         1,418,012      4,786,539      1,917,293
 Cost of shares reacquired                                             (10,874,219)       (8,384,155)   (37,062,730)    (7,481,122)
                                                                      ------------      ------------   ------------   ------------
Increase (decrease) in net assets from Fund
 share transactions                                                   $    576,574      $     69,105   $ (3,132,737)  $  3,179,777
                                                                      ------------      ------------   ------------   ------------
    Total increase in net assets                                      $  3,384,018      $  1,817,632   $  2,965,495   $  5,174,062
Net assets:
 At beginning of period                                                176,906,454       127,069,039    409,008,610    145,473,877
                                                                      ------------      ------------   ------------   ------------
 At end of period                                                     $180,290,472      $128,886,671   $411,974,105   $150,647,939
                                                                      ------------      ------------   ------------   ------------
Accumulated undistributed (distributions in excess of)
 net investment income included in net assets at end of period        $   (173,917)     $     27,865   $ (1,188,570)  $   (528,383)
                                                                      ------------      ------------   ------------   ------------

See notes to financial statements

--------------------------------------------------------------------------------

                                                               Mississippi         New York    North Carolina     Pennsylvania
Year Ended March 31, 1998                                             Fund             Fund              Fund             Fund
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                        $  3,797,478     $  7,382,451      $ 20,821,970     $  1,877,514
 Net realized gain on investments                                1,058,128          557,413         4,101,800          370,355
 Net unrealized gain on investments                              3,159,311        8,128,220        17,339,006        1,973,736
                                                              ------------     ------------      ------------     ------------
  Increase in net assets from operations                      $  8,014,917     $ 16,068,084      $ 42,262,776     $  4,221,605
                                                              ------------     ------------      ------------     ------------
Distributions declared to shareholders -
 From net investment income (Class A)                         $ (3,282,482)    $ (5,984,379)     $(18,623,468)    $   (912,228)
 From net investment income (Class B)                             (453,554)      (1,119,683)       (1,800,152)        (971,524)
 From net investment income (Class C)                                   --               --          (300,815)              --
                                                              ------------     ------------      ------------     ------------
    Total distributions declared to shareholders              $ (3,736,036)    $ (7,104,062)     $(20,724,435)    $ (1,883,752)
                                                              ------------     ------------      ------------     ------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                             $  4,313,446     $ 30,612,726      $ 53,922,184     $  7,256,261
 Net asset value of shares issued to shareholders
  in reinvestment of distributions                               1,609,390        4,100,520        12,040,260        1,024,716
 Cost of shares reacquired                                     (11,066,227)     (45,994,931)      (78,460,580)     (12,981,830)
                                                              ------------     ------------      ------------     ------------
  Decrease in net assets from Fund share transactions         $ (5,143,391)    $(11,281,685)     $(12,498,136)    $ (4,700,853)
                                                              ------------     ------------      ------------     ------------
    Total increase (decrease) in net assets                   $   (864,510)    $ (2,317,663)     $  9,040,205     $ (2,363,000)
Net assets:
 At beginning of period                                         77,643,326      148,311,782       423,935,340       41,831,390
                                                              ------------     ------------      ------------     ------------
 At end of period                                             $ 76,778,816     $145,994,119      $432,975,545     $ 39,468,390
                                                              ------------     ------------      ------------     ------------
Accumulated undistributed (distributions in excess of)
 net investment income included in net
 assets at end of period                                      $    108,514     $      9,547      $   (573,058)    $     36,446
                                                              ------------     ------------      ------------     ------------

See notes to financial statements

--------------------------------------------------------------------------------

                                                                   South Carolina         Tennessee        Virginia   West Virginia
Year Ended March 31, 1998                                                    Fund              Fund            Fund            Fund
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Net investment income                                               $  8,350,683      $  6,153,537    $ 20,266,708    $  7,072,929
 Net realized gain on investments                                       2,305,563         1,327,353       6,279,954         345,141
 Net unrealized gain on investments                                     6,822,281         5,784,067      13,748,696       5,401,673
                                                                     ------------      ------------    ------------    ------------
  Increase in net assets from operations                             $ 17,478,527      $ 13,264,957    $ 40,295,358    $ 12,819,743
                                                                     ------------      ------------    ------------    ------------
Distributions declared to shareholders -
 From net investment income (Class A)                                $ (7,292,328)     $ (5,444,688)   $(18,762,689)   $ (6,433,739)
 From net investment income (Class B)                                  (1,058,355)         (708,849)     (1,362,739)       (639,190)
 From net investment income (Class C)                                          --                --        (141,280)             --
 In excess of net investment income (Class A)                             (10,662)          (29,444)        (62,418)        (68,917)
 In excess of net investment income (Class B)                              (1,547)           (3,833)         (4,534)         (6,847)
 In excess of net investment income (Class C)                                  --                --            (470)             --
                                                                     ------------      ------------    ------------    ------------
    Total distributions declared to shareholders                     $ (8,362,892)     $ (6,186,814)   $(20,334,130)   $ (7,148,693)
                                                                     ------------      ------------    ------------    ------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                                    $ 17,049,823      $ 11,515,607    $ 43,445,071    $  9,813,340
 Net asset value of shares issued to shareholders
  in reinvestment of distributions                                      4,449,578         3,023,395       9,957,896       3,862,325
 Cost of shares reacquired                                            (24,487,967)      (16,983,923)    (77,289,917)    (13,566,545)
                                                                     ------------      ------------    ------------    ------------
  Increase (decrease) in net assets from Fund share transactions     $ (2,988,566)     $ (2,444,921)   $(23,886,950)   $    109,120
                                                                     ------------      ------------    ------------    ------------
    Total increase (decrease) in net assets                          $  6,127,069      $  4,633,222    $ (3,925,722)   $  5,780,170
Net assets:
 At beginning of period                                               170,779,385       122,435,817     412,934,332     139,693,707
                                                                     ------------      ------------    ------------    ------------
 At end of period                                                    $176,906,454      $127,069,039    $409,008,610    $145,473,877
                                                                     ------------      ------------    ------------    ------------
Accumulated undistributed (distributions in excess of)
 net investment income included in net
 assets at end of period                                             $   (144,164)     $      7,636    $ (1,185,067)   $   (505,444)
                                                                     ------------      ------------    ------------    ------------

See notes to financial statements

Financial Highlights
--------------------------------------------------------------------------------

                                                                Mississippi Fund
--------------------------------------------------------------------------------
                                                                      Six Months
                                                                           Ended
                                                                   September 30,
                                                                            1998
                                                                  --------------
                                                                     (Unaudited)
--------------------------------------------------------------------------------
                                                                         Class A
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $  9.88
                                                                         -------
Income from investment operations# -
 Net investment income[sec]                                              $  0.25
 Net realized and unrealized
  gain (loss) on investments                                                0.20
                                                                         -------
  Total from investment operations                                       $  0.45
                                                                         -------
Less distributions declared to shareholders -
 From net investment income++++                                          $ (0.25)
 From net realized gain on investments++++++                                  --
 In excess of net realized gain on investments                                --
                                                                         -------
  Total distributions declared to
   shareholders                                                          $ (0.25)
                                                                         -------
Net asset value - end of period                                          $ 10.08
                                                                         -------
Total return++                                                             4.60%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                0.75%+
 Net investment income                                                     4.94%+
Portfolio turnover                                                            2%
Net assets at end of period (000 omitted)                                $66,103
     *For the period from the commencement of the Fund's investment operations, August 6, 1992, through January 31, 1993.
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
    ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  ++++For the years ended March 31, 1996, and 1995, the per share distributions in excess of net investment income were $0.0013 and $0.0035, respectively.
++++++For the year ended March 31, 1995, the per share distribution from net realized gain on investments was $0.0016.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of
      management, distribution, and service fees, at not       more than 0.40% of average daily net assets for certain of the periods indicated. To the extent actual expenses were over/under this limitation, and if the investment advisor was not waiving a portion of its fee, the net investment income per share and the ratios would have been:

   Net investment income                                                   $  0.25
   Ratios (to average net assets):
    Expenses##                                                               0.85%+
    Net investment income                                                    4.84%+

                                                                                                  Year Ended March 31,
                                                                                           ----------------------------------
                                                                                               1998       1997        1996
                                                                                           ----------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                                       $  9.35    $  9.35      $ 9.15
                                                                                            -------    -------     -------
Income from investment operations# -
 Net investment income[sec]                                                                 $  0.49    $  0.48     $  0.52
 Net realized and unrealized
  gain (loss) on investments                                                                   0.52         --        0.20
                                                                                            -------    -------     -------
  Total from investment operations                                                          $  1.01    $  0.48     $  0.72
                                                                                            -------    -------     -------
Less distributions declared to shareholders -
 From net investment income++++                                                             $ (0.48)   $ (0.48)    $ (0.52)
 From net realized gain on investments++++++                                                     --         --          --
 In excess of net realized gain on investments                                                   --         --          --
                                                                                            -------    -------     -------
  Total distributions declared to
   shareholders                                                                             $ (0.48)   $ (0.48)    $ (0.52)
                                                                                            -------    -------     -------
Net asset value - end of period                                                             $  9.88     $ 9.35      $ 9.35
                                                                                            -------    -------     -------
Total return++                                                                               11.02%      5.22%       7.99%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                                   0.78%      0.87%       0.45%
 Net investment income                                                                        5.04%      5.14%       5.51%
Portfolio turnover                                                                              18%        17%         31%
Net assets at end of period (000 omitted)                                                   $66,061    $66,630     $74,435
     *For the period from the commencement of the Fund's investment operations, August 6, 1992, through January 31, 1993.
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
    ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  ++++For the years ended March 31, 1996, and 1995, the per share distributions in excess of net investment income were $0.0013 and $0.0035, respectively.
++++++For the year ended March 31, 1995, the per share distribution from net realized gain on investments was $0.0016.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets for certain of the periods indicated. To the extent actual expenses were over/under this limitation, and if the investment advisor was not waiving a portion of its fee, the net investment income per share and the ratios would have been:

   Net investment income                                                                    $  0.48         --     $  0.48
   Ratios (to average net assets):
    Expenses##                                                                                0.85%         --       0.88%
    Net investment income                                                                     4.97%         --       5.08%

                                                                                                         Two Months
                                                                                                              Ended
                                                                                                          March 31,
                                                                                               1995           1994
                                                                                           ------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                                        $  9.19        $ 10.00
                                                                                             -------        -------
Income from investment operations# -
 Net investment income[sec]                                                                  $  0.54        $  0.09
 Net realized and unrealized
  gain (loss) on investments                                                                   (0.01)         (0.81)
                                                                                             -------        -------
  Total from investment operations                                                           $  0.53        $ (0.72)
                                                                                             -------        -------
Less distributions declared to shareholders -
 From net investment income++++                                                              $ (0.54)       $ (0.09)
 From net realized gain on investments++++++                                                   (0.00)            --
 In excess of net realized gain on investments                                                 (0.03)            --
                                                                                             -------        -------
  Total distributions declared to
   shareholders                                                                              $ (0.57)       $ (0.09)
                                                                                             -------        -------
Net asset value - end of period                                                              $  9.15        $  9.19
                                                                                             -------        -------
Total return++                                                                                 6.08%        (7.20)%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                                    0.22%          0.10%+
 Net investment income                                                                         5.99%          5.69%+
Portfolio turnover                                                                               47%             2%
Net assets at end of period (000 omitted)                                                    $79,033        $79,541
     *For the period from the commencement of the Fund's investment operations, August 6, 1992, through January 31, 1993.
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
    ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  ++++For the years ended March 31, 1996, and 1995, the per share distributions in excess of net investment income were
       $0.0013 and $0.0035, respectively.
++++++For the year ended March 31, 1995, the per share distribution from net realized gain on investments was $0.0016.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets for certain of the periods indicated. To the extent actual expenses were over/under this limitation, and if the investment advisor was not waiving a portion of its fee, the net investment income per share and the ratios would have been:

   Net investment income                                                                      $ 0.48        $  0.08
   Ratios (to average net assets):
    Expenses##                                                                                 0.93%          0.88%+
    Net investment income                                                                      5.28%          4.91%+

                                                                                           Year Ended  Period Ended
                                                                                          January 31,   January 31,
                                                                                                 1994         1993*
                                                                                          -------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                                         $  9.38       $  9.53
                                                                                              -------       --------
Income from investment operations# -
 Net investment income[sec]                                                                   $  0.55       $  0.24
 Net realized and unrealized
  gain (loss) on investments                                                                     0.62         (0.15)
                                                                                              -------       -------
  Total from investment operations                                                            $  1.17       $  0.09
                                                                                              -------       -------
Less distributions declared to shareholders -
 From net investment income++++                                                               $ (0.55)      $ (0.24)
 From net realized gain on investments++++++                                                       --            --
 In excess of net realized gain on investments                                                     --            --
                                                                                              -------       -------
  Total distributions declared to
   shareholders                                                                               $ (0.55)      $ (0.24)
                                                                                              -------       -------
Net asset value - end of period                                                               $ 10.00       $  9.38
                                                                                              -------       -------
Total return++                                                                                 12.80%         5.00%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                                     0.03%         0.00%+
 Net investment income                                                                          5.68%         5.59%+
Portfolio turnover                                                                                28%           14%
Net assets at end of period (000 omitted)                                                     $84,177       $41,212
     *For the period from the commencement of the Fund's investment operations, August 6, 1992, through January 31, 1993.
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
    ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  ++++For the years ended March 31, 1996, and 1995, the per share distributions in excess of net investment income were
      $0.0013 and $0.0035, respectively.
++++++For the year ended March 31, 1995, the per share distribution from net realized gain on investments was $0.0016.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets for certain of the periods indicated. To the extent actual expenses were over/under this limitation, and if the investment advisor was not waiving a portion of its fee, the net investment income per share and the ratios would have been:

   Net investment income                                                                      $  0.45       $  0.19
   Ratios (to average net assets):
    Expenses##                                                                                  1.01%         1.17%+
    Net investment income                                                                       4.69%         4.42%+

See notes to financial statements

--------------------------------------------------------------------------------

                                                             Mississippi Fund
------------------------------------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                        Ended                  Year Ended March 31,
                                                                September 30,     --------------------------------------------
                                                                         1998         1998       1997       1996         1995
                                                                  ------------------------------------------------------------
                                                                  (Unaudited)
------------------------------------------------------------------------------------------------------------------------------
                                                                      Class B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $  9.89       $  9.36    $  9.36     $  9.16      $ 9.19
                                                                      -------       -------    -------     -------      ------
Income from investment operations# -
 Net investment income[sec]                                           $  0.21       $  0.41    $  0.40     $  0.44      $ 0.45
 Net realized and unrealized gain (loss) on investments                  0.20          0.53         --        0.20          --
                                                                      -------       -------    -------     -------      ------
  Total from investment operations                                    $  0.41       $  0.94    $  0.40     $  0.64      $ 0.45
                                                                      -------       -------    -------     -------      -------
Less distributions declared to shareholders -
 From net investment income++++                                       $ (0.21)      $ (0.41)   $ (0.40)    $ (0.44)     $(0.45)
 From net realized gain on investments++++++                               --            --         --          --       (0.00)
 In excess of net realized gain on investments                             --            --         --          --       (0.03)
                                                                      -------       -------    -------     -------      ------
  Total distributions declared to shareholders                        $ (0.21)      $ (0.41)   $ (0.40)    $ (0.44)     $(0.48)
                                                                      -------       -------    -------     -------      ------
Net asset value - end of period                                       $ 10.09       $  9.89    $  9.36      $ 9.36      $ 9.16
                                                                      -------       -------    -------     -------      ------
Total return                                                            4.19%++      10.15%      4.33%       7.11%       5.14%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             1.53%+        1.56%      1.72%       1.28%       1.23%
 Net investment income                                                  4.16%+        4.26%      4.29%       4.67%       4.97%
Portfolio turnover                                                         2%           18%        17%         31%         47%
Net assets at end of period (000 omitted)                             $10,882       $10,717    $11,014     $11,475      $9,429
    **For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ++++For the years ended March 31, 1996, and 1995, and the two months ended March 31, 1994, the per share distributions in excess of net investment income were $0.0011 and $0.0029, and $0.002, respectively.
++++++For the year ended March 31, 1995, the per share distribution from net realized gain on investments was $0.0016.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets for certain of the periods indicated. To the extent actual expenses were over/under this limitation, and if the investment advisor was not waiving a portion of its fee, the net investment income per share and the ratios would have been:

   Net investment income                                              $  0.21       $  0.40         --     $  0.40      $ 0.38
     Ratios (to average net assets):
     Expenses##                                                         1.63%+        1.63%         --       1.71%       2.01%
     Net investment income                                              4.06%+        4.19%         --       4.24%       4.19%

                                                                    Two Months
                                                                         Ended   Period Ended
                                                                     March 31,    January 31,
                                                                          1994         1994**
                                                                  ------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                  $  9.99        $  9.94
                                                                       -------        -------
Income from investment operations# -
 Net investment income[sec]                                            $  0.07        $  0.18
 Net realized and unrealized gain (loss) on investments                  (0.79)          0.05
                                                                       -------        -------
  Total from investment operations                                     $ (0.72)       $  0.23
                                                                       -------        -------
Less distributions declared to shareholders -
 From net investment income++++                                        $ (0.08)       $ (0.18)
 From net realized gain on investments++++++                                --             --
 In excess of net realized gain on investments                              --             --
                                                                       -------        -------
  Total distributions declared to shareholders                         $ (0.08)       $ (0.18)
                                                                       -------        -------
Net asset value - end of period                                        $  9.19        $  9.99
                                                                       -------        -------
Total return                                                           (7.27)%++        2.33%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                              1.10%+         1.06%+
 Net investment income                                                   4.67%+         4.29%+
Portfolio turnover                                                          2%            28%
Net assets at end of period (000 omitted)                              $ 6,526         $6,268
    **For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ++++For the years ended March 31, 1996, and 1995, and the two months ended March 31, 1994, the per share distributions in excess of net investment income were  $0.0011 and $0.0029, and $0.002, respectively.
++++++For the year ended March 31, 1995, the per share distribution from net realized gain on investments was $0.0016.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets for certain of the periods indicated. To the extent actual expenses were over/under this limitation, and if the investment advisor was not waiving a portion of its fee, the net investment income per share and the ratios would have been:

   Net investment income                                               $  0.06        $  0.14
   Ratios (to average net assets):
    Expenses##                                                           1.95%+         2.12%+
    Net investment income                                                3.82%+         3.23%+

See notes to financial statements

--------------------------------------------------------------------------------

                                                                New York Fund
---------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                        Ended  Year Ended March 31,
                                                                September 30, ---------------------
                                                                         1998          1998
                                                                -----------------------------------
                                                                  (Unaudited)
---------------------------------------------------------------------------------------------------
                                                                      Class A
---------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $  11.26      $  10.60
                                                                     --------      --------
Income from investment operations# -
 Net investment income[sec]                                          $   0.28      $   0.57
 Net realized and unrealized gain (loss) on investments                  0.17          0.64
                                                                     --------      --------
  Total from investment operations                                   $   0.45      $   1.21
                                                                     --------      --------
Less distributions declared to shareholders -
 From net investment income                                          $  (0.28)     $  (0.55)
 In excess of net investment income++++                                    --            --
 In excess of net realized gain on investments                             --            --
                                                                     --------      --------
  Total distributions declared to shareholders                       $  (0.28)     $  (0.55)
                                                                     --------      --------
Net asset value - end of period                                      $  11.43      $  11.26
                                                                     --------      --------
Total return++                                                          4.07%++      11.59%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             0.95%+        1.03%
 Net investment income                                                  5.02%+        5.14%
Portfolio turnover                                                         3%           41%
Net assets at end of period (000 omitted)                            $117,456      $119,376
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
    ++Total returns for Class A do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  ++++For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.0058.
 [sec]The investment adviser and/or distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                             $   0.27      $   0.56
   Ratios (to average net assets):
    Expenses##                                                          1.05%+        1.10%
    Net investment income                                               4.92%+        5.07%

                                                                                                            Two Months
                                                                                                                 Ended
                                                                                                              March 31,
                                                                         1997         1996         1995           1994
                                                                   -----------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $  10.66     $  10.49     $  10.50       $  11.34
                                                                     --------     --------     --------       --------
Income from investment operations# -
 Net investment income[sec]                                          $   0.55     $   0.55     $   0.56       $   0.09
 Net realized and unrealized gain (loss) on investments                 (0.06)        0.17         0.05          (0.84)
                                                                     --------     --------     --------       --------
  Total from investment operations                                   $   0.49     $   0.72     $   0.61       $  (0.75)
                                                                     --------     --------     --------       ---------
Less distributions declared to shareholders -
 From net investment income                                          $  (0.55)    $  (0.55)    $  (0.56)      $  (0.06)
 In excess of net investment income++++                                    --        (0.00)       (0.01)         (0.03)
 In excess of net realized gain on investments                             --           --        (0.05)            --
                                                                     --------     --------     --------       --------
  Total distributions declared to shareholders                       $  (0.55)    $  (0.55)    $  (0.62)      $  (0.09)
                                                                     --------     --------     --------       --------
Net asset value - end of period                                      $  10.60      $ 10.66     $  10.49       $  10.50
                                                                     --------     --------     --------       --------
Total return++                                                          4.68%        6.98%        6.03%        (6.58)%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             1.11%        1.10%        1.07%          1.03%+
 Net investment income                                                  5.18%        5.09%        5.43%          5.09%+
Portfolio turnover                                                        64%         102%         147%            15%
Net assets at end of period (000 omitted)                            $121,588     $134,449     $146,597       $162,621
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
    ++Total returns for Class A do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  ++++For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.0058.
 [sec]The investment adviser and/or distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                                   --     $   0.54     $   0.55       $   0.07
   Ratios (to average net assets):
    Expenses##                                                             --        1.20%        1.18%          1.23%+
    Net investment income                                                  --        4.99%        5.31%          4.88%+

See notes to financial statements

--------------------------------------------------------------------------------

                                                              New York Fund
---------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended January 31,
                                                                  ---------------------------------------------------------
                                                                       1994         1993        1992       1991        1990
                                                                  ---------------------------------------------------------
                                                                    Class A
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  10.78     $  10.25     $  9.90    $  9.74     $  9.79
                                                                   --------     --------     -------    -------     -------
Income from investment operations  -
 Net investment income[sec]                                        $   0.59     $   0.63     $  0.65     $ 0.65     $  0.68
 Net realized and unrealized gain on investments                       0.74         0.58        0.44       0.16        0.01
                                                                   --------     --------     -------    -------     -------
  Total from investment operations                                 $   1.33     $   1.21     $  1.09    $  0.81     $  0.69
                                                                   --------     --------     -------    -------     -------
Less distributions declared to shareholders -
 From net investment income                                        $  (0.57)    $  (0.65)    $ (0.69)   $ (0.65)    $ (0.67)
 From net realized gain on investments                                (0.17)       (0.03)      (0.05)        --       (0.06)
 In excess of net investment income                                   (0.03)          --          --         --          --
 From paid-in capital                                                    --           --          --         --       (0.01)
                                                                   --------     --------     -------    -------     -------
  Total distributions declared to shareholders                     $  (0.77)    $  (0.68)    $ (0.74)   $ (0.65)    $ (0.74)
                                                                   --------     --------     -------    -------     -------
Net asset value - end of period                                    $  11.34     $  10.78     $ 10.25    $  9.90     $  9.74
                                                                   --------     --------     -------    -------     -------
Total return++                                                       12.69%       12.23%      11.42%      8.74%       7.33%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses                                                             0.93%        0.53%       0.65%      0.54%       0.40%
 Net investment income                                                5.21%        6.16%       6.44%      6.73%       6.88%
Portfolio turnover                                                      51%          61%         80%       188%        236%
Net assets at end of period (000 omitted)                          $184,523     $135,749     $79,524    $37,385     $20,156
     *For the period from the commencement of the Fund's investment operations, June 6, 1988, through January 31, 1989.
     +Annualized.
    ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 [sec]The investment adviser and/or distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                           $   0.56     $   0.57     $  0.60    $  0.61     $  0.59
   Ratios (to average net assets):
    Expenses                                                          1.23%        1.13%       1.16%      0.95%       1.32%
    Net investment income                                             4.91%        5.56%       5.93%      6.33%       5.96%

                                                                   Period Ended
                                                                    January 31,
                                                                          1989*
                                                                  -------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $  9.53
                                                                     -------
Income from investment operations  -
 Net investment income[sec]                                          $  0.29
 Net realized and unrealized gain on investments                        0.21
                                                                     -------
  Total from investment operations                                   $  0.50
                                                                     -------
Less distributions declared to shareholders -
 From net investment income                                          $ (0.24)
 From net realized gain on investments                                    --
 In excess of net investment income                                       --
 From paid-in capital                                                     --
                                                                     -------
  Total distributions declared to shareholders                       $ (0.24)
                                                                     -------
Net asset value - end of period                                      $  9.79
                                                                     -------
Total return++                                                         8.16%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses                                                              0.40%+
 Net investment income                                                 5.93%+
Portfolio turnover                                                       32%
Net assets at end of period (000 omitted)                            $ 6,412
     *For the period from the commencement of the Fund's investment operations, June 6, 1988, through January 31, 1989.
     +Annualized.
    ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 [sec]The investment adviser and/or distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                             $  0.26
   Ratios (to average net assets):
    Expenses                                                           1.09%+
    Net investment income                                              5.24%+

See notes to financial statements

--------------------------------------------------------------------------------

                                                                New York Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                        Ended                  Year Ended March 31,
                                                                September 30,    -----------------------------------------------
                                                                         1998          1998        1997        1996        1995
                                                                  --------------------------------------------------------------
                                                                  (Unaudited)
--------------------------------------------------------------------------------------------------------------------------------
                                                                      Class B
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $ 11.26       $ 10.59     $ 10.66     $ 10.49     $ 10.50
                                                                      -------       -------     -------     -------     -------
Income from investment operations# -
 Net investment income[sec]                                           $  0.24       $  0.49     $  0.47     $  0.47     $  0.47
 Net realized and unrealized gain (loss) on investments                  0.17          0.64       (0.07)       0.17        0.05
                                                                      -------       -------     -------     -------     -------
  Total from investment operations                                    $  0.41       $  1.13     $  0.40     $  0.64     $  0.52
                                                                      -------       -------     -------     -------     -------
Less distributions declared to shareholders -
 From net investment income                                           $ (0.24)      $ (0.46)    $ (0.47)    $ (0.47)    $ (0.47)
 From net realized gain on investments                                     --            --          --          --          --
 In excess of net investment income++++                                    --            --          --       (0.00)      (0.01)
 In excess of net realized gain on investments                             --            --          --          --       (0.05)
                                                                      -------       -------     -------     -------     -------
  Total distributions declared to shareholders                        $ (0.24)      $ (0.46)    $ (0.47)    $ (0.47)    $ (0.53)
                                                                      -------       -------     -------     -------     -------
Net asset value - end of period                                       $ 11.43       $ 11.26     $ 10.59     $ 10.66     $ 10.49
                                                                      -------       -------     -------     -------     -------
Total return                                                            3.78%++      10.78%       3.77%       6.10%       5.17%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             1.70%+        1.78%       1.92%       1.92%       1.89%
 Net investment income                                                  4.27%+        4.39%       4.37%       4.27%       4.58%
Portfolio turnover                                                         3%           41%         64%        102%        147%
Net assets at end of period (000 omitted)                             $29,275       $26,618     $26,724     $28,068     $11,885
    **For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ++++For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.0048.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                              $  0.23       $  0.48          --          --     $  0.47
   Ratios (to average net assets):
    Expenses##                                                          1.80%+        1.85%          --          --       1.91%
    Net investment income                                               4.17%+        4.32%          --          --       4.57%

                                                                     Two Months
                                                                          Ended   Period Ended
                                                                       March 31,   January 31,
                                                                           1994         1994**
                                                                     -------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                   $ 11.34        $ 11.46
                                                                        -------        -------
Income from investment operations# -
 Net investment income[sec]                                             $  0.07        $  0.18
 Net realized and unrealized gain (loss) on investments                   (0.83)          0.04
                                                                        -------        -------
  Total from investment operations                                      $ (0.76)       $  0.22
                                                                        -------        -------
Less distributions declared to shareholders -
 From net investment income                                             $ (0.07)       $ (0.18)
 From net realized gain on investments                                       --          (0.15)
 In excess of net investment income++++                                   (0.01)         (0.01)
 In excess of net realized gain on investments                               --             --
                                                                        -------        -------
  Total distributions declared to shareholders                          $ (0.08)       $ (0.34)
                                                                        -------        -------
Net asset value - end of period                                         $ 10.50        $ 11.34
                                                                        -------        -------
Total return                                                            (6.71)%++       5.20%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                               1.87%+         1.79%+
 Net investment income                                                    4.21%+         3.90%+
Portfolio turnover                                                          15%            51%
Net assets at end of period (000 omitted)                               $ 6,265        $ 4,828
    **For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ++++For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.0048.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                                $  0.07        $  0.17
   Ratios (to average net assets):
    Expenses##                                                            1.97%+         2.00%+
    Net investment income                                                 4.11%+         3.69%+

See notes to financial statements

--------------------------------------------------------------------------------

                                                          North Carolina Fund
----------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                        Ended   Year Ended March 31,
                                                                September 30,   --------------------
                                                                         1998          1998
                                                                  ----------------------------------
                                                                  (Unaudited)
----------------------------------------------------------------------------------------------------
                                                                      Class A
----------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $  12.15      $  11.56
                                                                     --------      --------
Income from investment operations# -
 Net investment income[sec]                                          $   0.29      $   0.59
 Net realized and unrealized gain (loss) on investments                  0.19          0.59
                                                                     --------      --------
  Total from investment operations                                   $   0.48      $   1.18
                                                                     --------      --------
Less distributions declared to shareholders -
 From net investment income                                          $  (0.29)     $  (0.59)
 From net realized gain on investments                                     --            --
 In excess of net investment income++++                                    --            --
 In excess of net realized gain on investments                             --            --
                                                                     --------      --------
  Total distributions declared to shareholders                       $  (0.29)     $  (0.59)
                                                                     --------      --------
Net asset value - end of period                                      $  12.34      $  12.15
                                                                     --------      --------
Total return++                                                          4.01%++      10.36%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             1.01%+        1.03%
 Net investment income                                                  4.77%+        4.92%
Portfolio turnover                                                         6%           24%
Net assets at end of period (000 omitted)                            $375,807      $380,595
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
   ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 ++++For the years ended March 31, 1997, and 1996, the per share distributions in excess of net investment income were $0.002 and
     $0.002, respectively.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                             $   0.28      $   0.58
   Ratios (to average net assets):
    Expenses##                                                          1.11%+        1.13%
    Net investment income                                               4.67%+        4.82%

                                                                                                         Two Months
                                                                                                              Ended     Year Ended
                                                                                                           March 31,    January 31,
                                                                        1997        1996        1995           1994           1994
                                                                    ---------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  11.57    $  11.42    $  11.48       $  12.37       $  11.80
                                                                    --------    --------    --------       --------       --------
Income from investment operations# -
 Net investment income[sec]                                         $   0.59    $   0.59    $   0.61       $   0.10       $   0.64
 Net realized and unrealized gain (loss) on investments                (0.01)       0.15        0.03          (0.89)          0.58
                                                                    --------    --------    --------       --------       --------
  Total from investment operations                                  $   0.58    $   0.74    $   0.64       $  (0.79)      $   1.22
                                                                    --------    --------    --------       --------       --------
Less distributions declared to shareholders -
 From net investment income                                         $  (0.59)   $  (0.59)   $  (0.60)      $  (0.07)      $  (0.61)
 From net realized gain on investments                                    --          --       (0.06)            --          (0.01)
 In excess of net investment income++++                                (0.00)      (0.00)         --          (0.03)         (0.03)
 In excess of net realized gain on investments                            --          --       (0.04)            --             --
                                                                    --------    --------    --------       --------       --------
  Total distributions declared to shareholders                      $  (0.59)   $  (0.59)   $  (0.70)      $  (0.10)      $  (0.65)
                                                                    --------    --------    --------       --------       --------
Net asset value - end of period                                     $  11.56     $ 11.57    $  11.42       $  11.48       $  12.37
                                                                    --------    --------    --------       --------       --------
Total return++                                                         5.09%       6.56%       5.86%        (6.39)%++       10.59%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            1.08%       1.17%       1.16%          1.16%+         1.19%
 Net investment income                                                 5.05%       5.04%       5.38%          4.96%+         5.21%
Portfolio turnover                                                       33%         30%         58%             2%            12%
Net assets at end of period (000 omitted)                           $377,112    $409,347    $429,131       $460,321       $495,158
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
    ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  ++++For the years ended March 31, 1997, and 1996, the per share distributions in excess of net investment income were $0.002 and
      $0.002, respectively.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $   0.58          --          --             --             --
   Ratios (to average net assets):
    Expenses##                                                         1.15%          --          --             --             --
    Net investment income                                              4.98%          --          --             --             --

See notes to financial statements

--------------------------------------------------------------------------------

                                                        North Carolina Fund
---------------------------------------------------------------------------------------------------------------------------
Year Ended January 31,                                                 1993        1992        1991        1990        1989
---------------------------------------------------------------------------------------------------------------------------
                                                                    Class A
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  11.45    $  11.30    $  11.18    $  11.15    $  11.13
                                                                   --------    --------    --------    --------    --------
Income from investment operations  -
 Net investment income                                             $   0.65    $   0.70    $   0.72    $   0.73    $   0.74
 Net realized and unrealized gain on investments                       0.37        0.26        0.17        0.03        0.02
                                                                   --------    --------    --------    --------    --------
  Total from investment operations                                 $   1.02    $   0.96    $   0.89    $   0.76    $   0.76
                                                                   --------    --------    --------    --------    --------
Less distributions declared to shareholders -
 From net investment income                                        $  (0.67)   $  (0.76)   $  (0.72)   $  (0.73)   $  (0.74)
 From net realized gain on investments                                   --       (0.01)      (0.05)         --          --
 From paid-in capital++++                                                --       (0.04)      (0.00)         --          --
                                                                   --------    --------    --------    --------    --------
  Total distributions declared to shareholders                     $  (0.67)   $  (0.81)   $  (0.77)   $  (0.73)   $  (0.74)
                                                                   --------    --------    --------    --------    --------
Net asset value - end of period                                    $  11.80    $  11.45    $  11.30    $  11.18    $  11.15
                                                                   --------    --------    --------    --------    --------
Total return++                                                        9.23%       8.82%       8.34%       6.97%       7.12%
Ratios (to average net assets)/Supplemental data:
 Expenses                                                             1.07%       1.09%       1.09%       1.12%       1.11%
 Net investment income                                                5.80%       6.17%       6.47%       6.48%       6.70%
Portfolio turnover                                                       2%         39%         44%         61%         25%
Net assets at end of period (000 omitted)                          $398,352    $312,466    $226,806    $175,101    $129,287
    ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  ++++For the year ended January 31, 1991, the per share distribution from paid-in capital was $0.0005.

See notes to financial statements

--------------------------------------------------------------------------------

                                                          North Carolina Fund
-------------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                        Ended      Year Ended March 31,
                                                                 September 30,   ----------------------
                                                                         1998          1998        1997
                                                                 --------------------------------------
                                                                  (Unaudited)
-------------------------------------------------------------------------------------------------------
                                                                      Class B
-------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $ 12.15       $ 11.55     $ 11.56
                                                                      -------       -------     -------
Income from investment operations# -
 Net investment income[sec]                                           $  0.25       $  0.51     $  0.50
 Net realized and unrealized gain (loss) on investments                  0.18          0.60          --
                                                                      -------       -------     -------
  Total from investment operations                                    $  0.43       $  1.11     $  0.50
                                                                      -------       -------     -------
Less distributions declared to shareholders -
 From net investment income                                           $ (0.25)      $ (0.51)    $ (0.51)
 From net realized gain on investments                                     --            --          --
 In excess of net investment income++++                                    --            --       (0.00)
 In excess of net realized gain on investments                             --            --          --
                                                                      -------       -------     -------
  Total distributions declared to shareholders                        $ (0.25)      $ (0.51)    $ (0.51)
                                                                      -------       -------     -------
Net asset value - end of period                                       $ 12.33       $ 12.15     $ 11.55
                                                                      -------       -------     -------
Total return                                                            3.59%++       9.75%       4.36%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             1.66%+        1.68%       1.78%
 Net investment income                                                  4.12%+        4.27%       4.36%
Portfolio turnover                                                         6%           24%         33%
Net assets at end of period (000 omitted)                             $49,326       $44,238     $39,035
    **For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ++++For the years ended March 31, 1997, and 1996, and the two months ended March 31, 1994, the per share distributions in excess of net investment income were  $0.001, $0.002, and $0.004, respectively.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                              $  0.24       $  0.50     $  0.49
   Ratios (to average net assets):
    Expenses##                                                          1.76%+        1.78%       1.85%
    Net investment income                                               4.02%+        4.17%       4.29%

                                                                                              Two Months
                                                                                                   Ended   Period Ended
                                                                                                March 31,    January 31,
                                                                       1996         1995            1994         1994**
                                                                  ------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 11.42      $ 11.47         $ 12.36        $ 12.36
                                                                    -------      -------         -------        -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.50      $  0.52         $  0.08        $  0.22
 Net realized and unrealized gain (loss) on investments                0.14         0.05           (0.89)          0.01
                                                                    -------      -------         -------        -------
  Total from investment operations                                  $  0.64      $  0.57         $ (0.81)       $  0.23
                                                                    -------      -------         -------        -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.50)     $ (0.52)        $ (0.08)       $ (0.21)
 From net realized gain on investments                                   --        (0.06)             --          (0.01)
 In excess of net investment income++++                               (0.00)          --           (0.00)         (0.01)
 In excess of net realized gain on investments                           --        (0.04)             --             --
                                                                    -------      -------         -------        -------
  Total distributions declared to shareholders                      $ (0.50)     $ (0.62)        $ (0.08)       $ (0.23)
                                                                    -------      -------         -------        -------
Net asset value - end of period                                     $ 11.56      $ 11.42         $ 11.47        $ 12.36
                                                                    -------      -------         -------        -------
Total return                                                          5.70%        5.20%         (6.51)%++        4.58%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.90%        1.88%           1.88%+         1.84%+
 Net investment income                                                4.30%        4.64%           4.18%+         4.03%+
Portfolio turnover                                                      30%          58%              2%            12%
Net assets at end of period (000 omitted)                           $33,847      $26,260         $15,866        $13,379
    **For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ++++For the years ended March 31, 1997, and 1996, and the two months ended March 31, 1994, the per share distributions in excess of net investment income were  $0.001, $0.002, and $0.004, respectively.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                                 --           --              --             --
   Ratios (to average net assets):
    Expenses##                                                           --           --              --             --
    Net investment income                                                --           --              --             --

See notes to financial statements

--------------------------------------------------------------------------------

                                                          North Carolina Fund
-----------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                        Ended    Year Ended March 31,
                                                                 September 30,   --------------------
                                                                         1998           1998
                                                                 ------------------------------------
                                                                  (Unaudited)
-----------------------------------------------------------------------------------------------------
                                                                      Class C
-----------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $ 12.15        $ 11.55
                                                                      -------        -------
Income from investment operations# -
 Net investment income[sec]                                           $  0.25        $  0.51
 Net realized and unrealized gain (loss) on investments                  0.18           0.60
                                                                      -------        -------
  Total from investment operations                                    $  0.43        $  1.11
                                                                      -------        -------
Less distributions declared to shareholders -
 From net investment income++++                                       $ (0.25)       $ (0.51)
 From net realized gain on investments                                     --             --
 In excess of net realized gain on investments                             --             --
                                                                      -------        -------
  Total distributions declared to shareholders                        $ (0.25)       $ (0.51)
                                                                      -------        -------
Net asset value - end of period                                       $ 12.33        $ 12.15
                                                                      -------        -------
Total return                                                            3.58%++        9.75%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             1.66%+         1.68%
 Net investment income                                                  4.12%+         4.27%
Portfolio turnover                                                         6%            24%
Net assets at end of period (000 omitted)                             $10,639        $ 8,143
   ***For the period from the inception of Class C, January 3, 1994, through January 31, 1994.
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ++++For the years ended March 31, 1997, and 1996, the two months ended March 31, 1994, and the period ended January 31, 1994, the per share distributions in excess  of net investment income were $0.002, $0.002, $0.002, and $0.003, respectively.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                              $  0.24        $  0.50
   Ratios (to average net assets):
    Expenses##                                                          1.76%+         1.78%
    Net investment income                                               4.02%+         4.17%

                                                                                                       Two Months
                                                                                                            Ended    Period Ended
                                                                                                        March 31,     January 31,
                                                                       1997        1996        1995          1994         1994***
                                                                    ------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 11.56     $ 11.41      $11.47       $ 12.36        $ 12.24
                                                                    -------     -------     -------       -------        -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.52     $  0.51     $  0.53       $  0.10        $  0.02
 Net realized and unrealized gain (loss) on investments               (0.02)       0.15        0.04         (0.90)          0.12
                                                                    -------     -------     -------       -------        -------
  Total from investment operations                                  $  0.50     $  0.66     $  0.57       $ (0.80)       $  0.14
                                                                    -------     -------     -------       -------        -------
Less distributions declared to shareholders -
 From net investment income++++                                     $ (0.51)    $ (0.51)    $ (0.53)      $ (0.09)       $ (0.02)
 From net realized gain on investments                                   --          --       (0.06)           --             --
 In excess of net realized gain on investments                           --          --       (0.04)           --             --
                                                                    -------     -------     -------       -------        -------
  Total distributions declared to shareholders                      $ (0.51)    $ (0.51)    $ (0.63)      $ (0.09)       $ (0.02)
                                                                    -------     -------     -------       -------        -------
Net asset value - end of period                                     $ 11.55     $ 11.56     $ 11.41       $ 11.47        $ 12.36
                                                                    -------     -------     -------       -------        -------
Total return                                                          4.41%       5.87%       5.18%       (6.50)%++       16.50%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.73%       1.83%       1.81%         1.82%+         1.44%+
 Net investment income                                                4.40%       4.38%       4.71%         4.25%+         2.33%+
Portfolio turnover                                                      33%         30%         58%            2%            12%
Net assets at end of period (000 omitted)                           $ 7,789     $ 9,352     $ 8,149       $ 6,661        $ 4,584
   ***For the period from the inception of Class C, January 3, 1994, through January 31, 1994.
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ++++For the years ended March 31, 1997, and 1996, the two months ended March 31, 1994, and the period ended January 31, 1994, the per share distributions in excess  of net investment income were $0.002, $0.002, $0.002, and $0.003, respectively.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $  0.51          --          --            --             --
   Ratios (to average net assets):
    Expenses##                                                        1.80%          --          --            --             --
    Net investment income                                             4.33%          --          --            --             --

See notes to financial statements

--------------------------------------------------------------------------------

                                                            Pennsylvania Fund
----------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                        Ended   Year Ended March 31,
                                                                 September 30,   -------------------
                                                                         1998           1998
                                                                 -----------------------------------
                                                                  (Unaudited)
----------------------------------------------------------------------------------------------------
                                                                      Class A
----------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $  9.82        $  9.26
                                                                      -------        -------
Income from investment operations# -
 Net investment income[sec]                                           $  0.24        $  0.50
 Net realized and unrealized gain (loss) on investments                  0.23           0.56
                                                                      -------        -------
  Total from investment operations                                    $  0.47        $  1.06
                                                                      -------        -------
Less distributions declared to shareholders -
 From net investment income++++                                       $ (0.24)       $ (0.50)
 From net realized gain on investments                                     --             --
 In excess of net realized gain on investments                             --             --
                                                                      -------        -------
  Total distributions declared to shareholders                        $ (0.24)       $ (0.50)
                                                                      -------        -------
Net asset value - end of period                                       $ 10.05        $  9.82
                                                                      -------        -------
Total return++                                                          4.89%++       11.65%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses                                                               0.48%+##       0.40%
 Net investment income                                                  4.90%+         5.15%
Portfolio turnover                                                         3%            31%
Net assets at end of period (000 omitted)                             $19,856        $18,918
     *For the period from the commencement of the Fund's investment operations, February 1, 1993, through January 31, 1994.
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
    ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  ++++For the year ended March 31, 1997, per share distribution in excess of net investment income was $0.003.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.00% of average daily net assets for certain of the periods indicated. To the extent actual expenses were over/under this limitation, and if the investment advisor was not waiving a portion of its fee, the net investment income per share and the ratios would have been:

   Net investment income                                              $  0.22        $  0.44
   Ratios (to average net assets):
    Expenses##                                                          0.94%+         0.99%
    Net investment income                                               4.44%+         4.56%

                                                                                                       Two Months
                                                                                                            Ended    Period Ended
                                                                                                         March 31,     January 31,
                                                                    1997        1996          1995           1994           1994*
                                                                 ----------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                            $  9.37     $  9.29       $  9.15        $ 10.14         $  9.53
                                                                 -------     -------       -------        -------         -------
Income from investment operations# -
 Net investment income[sec]                                      $  0.53     $  0.54       $  0.54        $  0.09         $  0.50
 Net realized and unrealized gain (loss) on investments            (0.10)       0.09          0.18          (0.99)           0.62
                                                                 -------     -------       -------        -------         -------
  Total from investment operations                               $  0.43     $  0.63       $  0.72        $ (0.90)        $  1.12
                                                                 -------     -------       -------        -------         -------
Less distributions declared to shareholders -
 From net investment income++++                                  $ (0.54)    $ (0.55)      $ (0.54)       $ (0.09)        $ (0.50)
 From net realized gain on investments                                --          --         (0.01)            --           (0.01)
 In excess of net realized gain on investments                        --          --         (0.03)            --              --
                                                                 -------     -------       -------        -------         -------
  Total distributions declared to shareholders                   $ (0.54)    $ (0.55)      $ (0.58)       $ (0.09)        $ (0.51)
                                                                 -------     -------       -------        -------         -------
Net asset value - end of period                                  $  9.26     $  9.37       $  9.29        $  9.15         $ 10.14
                                                                 -------     -------       -------        -------         -------
Total return++                                                     4.67%       6.85%         8.14%        (8.91)%++        12.12%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses                                                          0.10%       0.10%         0.01%          0.00%+          0.00%+
 Net investment income                                             5.66%       5.76%         5.97%          5.43%+          5.30%+
Portfolio turnover                                                   42%         40%           49%             1%             10%
Net assets at end of period (000 omitted)                        $16,933     $18,030       $16,411        $13,961         $13,987
     *For the period from the commencement of the Fund's investment operations, February 1, 1993, through January 31, 1994.
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
    ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  ++++For the year ended March 31, 1997, per share distribution in excess of net investment income was $0.003.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.00% of average daily net assets for certain of the periods indicated. To the extent actual expenses were over/under this limitation, and if the investment advisor was not waiving a portion of its fee, the net investment income per share and the ratios would have been:

   Net investment income                                           $  0.45     $  0.45       $  0.43        $  0.06       $  0.32
   Ratios (to average net assets):
    Expenses##                                                       0.95%       1.00%         1.18%          1.84%+        1.94%+
    Net investment income                                            4.81%       4.86%         4.80%          3.60%+        3.36%+

See notes to financial statements

--------------------------------------------------------------------------------

                                                            Pennsylvania Fund
-------------------------------------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                        Ended                   Year Ended March 31,
                                                                 September 30,      -------------------------------------------
                                                                         1998          1998        1997        1996        1995
                                                                ---------------------------------------------------------------
                                                                  (Unaudited)
-------------------------------------------------------------------------------------------------------------------------------
                                                                      Class B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $  9.84       $  9.28     $  9.39     $  9.29      $ 9.15
                                                                      -------       -------     -------     -------      ------
Income from investment operations# -
 Net investment income[sec]                                           $  0.20       $  0.42     $  0.46     $  0.50      $ 0.45
 Net realized and unrealized gain (loss) on investments                  0.23          0.56       (0.11)       0.07        0.18
                                                                      -------       -------     -------     -------      ------
  Total from investment operations                                    $  0.43       $  0.98     $  0.35     $  0.57      $ 0.63
                                                                      -------       -------     -------     -------      ------
Less distributions declared to shareholders -
 From net investment income++++                                       $ (0.20)      $ (0.42)    $ (0.46)    $ (0.47)     $(0.45)
 From net realized gain on investments                                     --            --          --          --       (0.01)
 In excess of net realized gain on investments                             --            --          --          --       (0.03)
                                                                      -------       -------     -------     -------      ------
  Total distributions declared to shareholders                        $ (0.20)      $ (0.42)    $ (0.46)    $ (0.47)     $(0.49)
                                                                      -------       -------     -------     -------      ------
Net asset value - end of period                                       $ 10.07       $  9.84      $ 9.28     $  9.39      $ 9.29
                                                                      -------       -------     -------     -------      ------
Total return                                                            4.47%++      10.76%       3.83%       6.23%       7.07%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses                                                               1.26%+##      1.19%       0.90%       0.88%       1.01%
 Net investment income                                                  4.12%+        4.36%       4.86%       4.98%       4.96%
Portfolio turnover                                                         3%           31%         42%         40%         49%
Net assets at end of period (000 omitted)                             $21,896       $20,551     $24,898     $24,170      $7,699
    **For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ++++For the year ended March 31, 1997, and the two months ended March 31, 1994, the per share distributions in excess of net investment income were $0.002 and  $0.001, respectively.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.00% of average daily net assets for certain of the periods indicated. To the extent actual expenses were over/under this limitation, and if the investment advisor was not waiving a portion of its fee, the net investment income per share and the ratios would have been:

   Net investment income                                              $  0.18       $  0.36     $  0.38     $  0.41      $ 0.34
   Ratios (to average net assets):
    Expenses##                                                          1.72%+        1.78%       1.75%       1.85%       2.26%
    Net investment income                                               3.66%+        3.77%       4.01%       4.01%       3.72%

                                                                    Two Months
                                                                         Ended      Period Ended
                                                                     March 31,       January 31,
                                                                          1994            1994**
                                                                    ----------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                   $10.15            $10.06
                                                                        ------            ------
Income from investment operations# -
 Net investment income[sec]                                             $ 0.06            $ 0.17
 Net realized and unrealized gain (loss) on investments                  (0.99)             0.10
                                                                        ------            ------
  Total from investment operations                                      $(0.93)           $ 0.27
                                                                        ------            ------
Less distributions declared to shareholders -
 From net investment income++++                                         $(0.07)           $(0.17)
 From net realized gain on investments                                      --             (0.01)
 In excess of net realized gain on investments                              --                --
                                                                        ------            ------
  Total distributions declared to shareholders                          $(0.07)           $(0.18)
                                                                        ------            ------
Net asset value - end of period                                         $ 9.15            $10.15
                                                                        ------            ------
Total return                                                           (9.16)%++           6.76%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses                                                                1.00%+            1.00%+
 Net investment income                                                   4.37%+            4.22%+
Portfolio turnover                                                          1%               10%
Net assets at end of period (000 omitted)                               $4,304            $3,401
    **For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ++++For the year ended March 31, 1997, and the two months ended March 31, 1994, the per share distributions in excess of net investment income were $0.002 and  $0.001, respectively.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.00% of average daily net assets for certain of the periods indicated. To the extent actual expenses were over/under this limitation, and if the investment advisor was not waiving a portion of its fee, the net investment income per share and the ratios would have been:

   Net investment income                                                $ 0.04            $ 0.05
   Ratios (to average net assets):
    Expenses##                                                           2.91%+            2.50%+
    Net investment income                                                2.47%+            1.29%+

See notes to financial statements

                                                          South Carolina Fund
-----------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                        Ended    Year Ended March 31,
                                                                 September 30,   --------------------
                                                                         1998           1998
                                                                -------------------------------------
                                                                  (Unaudited)
-----------------------------------------------------------------------------------------------------
                                                                      Class A
-----------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $  12.52       $ 11.88
                                                                     --------       --------
Income from investment operations# -
 Net investment income[sec]                                          $   0.29       $   0.60
 Net realized and unrealized gain (loss) on investments                  0.20           0.64
                                                                     --------       --------
  Total from investment operations                                   $   0.49       $   1.24
                                                                     --------       --------
Less distributions declared to shareholders -
 From net investment income                                          $  (0.29)      $  (0.60)
 From net realized gain on investments                                     --             --
 In excess of net investment income++++                                 (0.00)         (0.00)
 In excess of net realized gain on investments                             --             --
                                                                     --------       --------
  Total distributions declared to shareholders                       $  (0.29)      $  (0.60)
                                                                     --------       --------
Net asset value - end of period                                      $  12.72       $  12.52
                                                                     --------       --------
Total return++                                                          3.97%++       10.62%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             1.04%+         1.06%
 Net investment income                                                  4.58%+         4.86%
Portfolio turnover                                                         4%            29%
Net assets at end of period (000 omitted)                            $147,593       $148,820
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
    ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  ++++For the six months ended September 30, 1998 and the years ended March 31, 1998 and 1996, the per share distributions in excess of net investment income were  $0.0021, $0.0009 and $0.0006, respectively.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                             $   0.28       $   0.59
   Ratios (to average net assets):
    Expenses ##                                                         1.14%+         1.16%
    Net investment income                                               4.48%+         4.76%

                                                                                                        Two Months
                                                                                                             Ended    Year Ended
                                                                                                          March 31,   January 31,
                                                                       1997        1996        1995           1994          1994
                                                                   --------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  11.97    $  11.86    $  11.79       $  12.74      $  12.02
                                                                   --------    --------    --------       --------      --------
Income from investment operations# -
 Net investment income[sec]                                        $   0.62    $   0.62    $   0.63       $   0.08      $   0.63
 Net realized and unrealized gain (loss) on investments               (0.10)       0.11        0.15          (0.92)         0.74
                                                                   --------    --------    --------       --------      --------
  Total from investment operations                                 $   0.52    $   0.73    $   0.78       $  (0.84)     $   1.37
                                                                   --------    --------    --------       --------      --------
Less distributions declared to shareholders -
 From net investment income                                        $  (0.61)   $  (0.62)   $  (0.62)      $  (0.08)     $  (0.61)
 From net realized gain on investments                                   --          --       (0.06)            --         (0.01)
 In excess of net investment income++++                                  --       (0.00)         --          (0.03)        (0.03)
 In excess of net realized gain on investments                           --          --       (0.03)            --            --
                                                                   --------    --------    --------       --------      --------
  Total distributions declared to shareholders                     $  (0.61)   $  (0.62)   $  (0.71)      $  (0.11)     $  (0.65)
                                                                   --------    --------    --------       --------      --------
Net asset value - end of period                                    $  11.88    $  11.97    $  11.86       $  11.79      $  12.74
                                                                   --------    --------    --------       --------      --------
Total return++                                                        4.46%       6.20%       6.93%        (6.65)%++      11.69%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.10%       1.20%       1.19%          1.23%+        1.22%
 Net investment income                                                5.17%       5.10%       5.37%          5.09%+        5.06%
Portfolio turnover                                                      13%         18%         30%             4%           10%
Net assets at end of period (000 omitted)                          $148,908    $166,801    $171,045       $173,316      $187,307
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
    ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  ++++For the six months ended September 30, 1998 and the years ended March 31, 1998 and 1996, the per share distributions in excess of net investment income were  $0.0021, $0.0009 and $0.0006, respectively.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                           $   0.16          --          --             --            --
   Ratios (to average net assets):
    Expenses ##                                                       1.16%          --          --             --            --
    Net investment income                                             5.11%          --          --             --            --

See notes to financial statements

--------------------------------------------------------------------------------

                                                         South Carolina Fund
-------------------------------------------------------------------------------------------------------------------------------
Year Ended January 31,                                                  1993        1992         1991        1990        1989
-------------------------------------------------------------------------------------------------------------------------------
                                                                     Class A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  11.74    $  11.45      $ 11.30     $ 11.24     $ 11.14
                                                                    --------    --------      -------     -------     -------
Income from investment operations -
 Net investment income                                              $   0.67    $   0.70      $  0.71     $  0.72     $  0.76
 Net realized and unrealized gain on investments                        0.34        0.40         0.21        0.06        0.11
                                                                    --------    --------      -------     -------     -------
  Total from investment operations                                  $   1.01    $   1.10      $  0.92     $  0.78     $  0.87
                                                                    --------    --------      -------     -------     -------
Less distributions declared to shareholders -
 From net investment income                                         $  (0.69)   $  (0.76)     $ (0.71)    $ (0.72)    $ (0.77)
 From net realized gain on investments                                 (0.04)      (0.05)       (0.06)         --          --
                                                                    --------    --------      -------     -------     -------
  Total distributions declared to shareholders                      $  (0.73)   $  (0.81)     $ (0.77)     $(0.72)     $ (0.77)
                                                                    --------    --------      -------     -------     -------
Net asset value - end of period                                     $  12.02    $  11.74      $ 11.45     $ 11.30     $ 11.24
                                                                    --------    --------      -------     -------     -------
Total return++                                                         8.89%       9.95%        8.46%       7.13%       8.18%
Ratios (to average net assets)/Supplemental data:
 Expenses                                                              1.12%       1.15%        1.18%       1.21%       0.97%
 Net investment income                                                 5.74%       6.07%        6.30%       6.35%       6.90%
Portfolio turnover                                                       11%         22%          47%         54%         27%
Net assets at end of period (000 omitted)                           $144,539    $101,434      $75,922     $57,675     $45,391
++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

--------------------------------------------------------------------------------

                                                              South Carolina Fund
----------------------------------------------------------------------------------
                                                                       Six Months
                                                                            Ended
                                                                    September 30,
                                                                             1998
                                                                  ---------------
                                                                      (Unaudited)
----------------------------------------------------------------------------------
                                                                          Class B
----------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                     $ 12.52
                                                                          -------
Income from investment operations# -
 Net investment income[sec]                                               $  0.25
 Net realized and unrealized gain (loss) on investments                      0.19
                                                                          -------
  Total from investment operations                                        $  0.44
                                                                          -------
Less distributions declared to shareholders -
 From net investment income                                               $ (0.25)
 From net realized gain on investments                                         --
 In excess of net investment income++++                                     (0.00)
 In excess of net realized gain on investments                                 --
                                                                          -------
  Total distributions declared to shareholders                            $ (0.25)
                                                                          -------
Net asset value - end of period                                           $ 12.71
                                                                          -------
Total return                                                                3.55%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                 1.69%+
 Net investment income                                                      3.93%+
Portfolio turnover                                                             4%
Net assets at end of period (000 omitted)                                 $32,697
    **For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ++++For the six months ended September 30, 1998, and the years ended March 31, 1998, 1996, and 1995, the per share distributions in excess of net investment income  were $0.0018, $0.0008, $0.0005 and $0.00436, respectively.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                                  $  0.24
   Ratios (to average net assets):
    Expenses ##                                                             1.79%+
    Net investment income                                                   3.83%+

                                                                                 Year Ended March 31,
                                                                  -----------------------------------------------
                                                                       1998        1997        1996         1995
                                                                  -----------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 11.88     $ 11.97     $ 11.86      $ 11.78
                                                                    -------     -------     -------      -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.52     $  0.54     $  0.52      $  0.54
 Net realized and unrealized gain (loss) on investments                0.64       (0.10)       0.12         0.17
                                                                    -------     -------     -------      -------
  Total from investment operations                                  $  1.16     $  0.44     $  0.64      $  0.71
                                                                    -------     -------     -------      -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.52)    $ (0.53)    $ (0.53)     $ (0.54)
 From net realized gain on investments                                   --          --          --        (0.06)
 In excess of net investment income++++                               (0.00)         --       (0.00)       (0.00)
 In excess of net realized gain on investments                           --          --          --        (0.03)
                                                                    -------     -------     -------      -------
  Total distributions declared to shareholders                      $ (0.52)    $ (0.53)    $ (0.53)     $ (0.63)
                                                                    -------     -------     -------      -------
Net asset value - end of period                                     $ 12.52     $ 11.88     $ 11.97      $ 11.86
                                                                    -------     -------     -------      -------
Total return                                                          9.91%       3.73%       5.43%        6.26%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.71%       1.79%       1.92%        1.90%
 Net investment income                                                4.21%       4.48%       4.35%        4.63%
Portfolio turnover                                                      29%         13%         18%          30%
Net assets at end of period (000 omitted)                           $28,086     $21,871     $18,420      $12,964
    **For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ++++For the six months ended September 30, 1998, and the years ended March 31, 1998, 1996, and 1995, the per share distributions in excess of net investment income  were $0.0018, $0.0008, $0.0005 and $0.00436, respectively.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $  0.51     $  0.53          --           --
   Ratios (to average net assets):
    Expenses ##                                                       1.81%       1.85%          --           --
    Net investment income                                             4.11%       4.42%          --           --

                                                                    Two Months
                                                                         Ended      Period Ended
                                                                      March 31,       January 31,
                                                                          1994            1994**
                                                                  ------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                  $ 12.73           $ 12.67
                                                                       -------           -------
Income from investment operations# -
 Net investment income[sec]                                            $  0.08           $  0.21
 Net realized and unrealized gain (loss) on investments                  (0.94)             0.06
                                                                       -------           -------
  Total from investment operations                                     $ (0.86)          $  0.27
                                                                       -------           -------
Less distributions declared to shareholders -
 From net investment income                                            $ (0.08)          $ (0.20)
 From net realized gain on investments                                      --                --
 In excess of net investment income++++                                  (0.01)            (0.01)
 In excess of net realized gain on investments                              --                --
                                                                       -------           -------
  Total distributions declared to shareholders                         $ (0.09)          $ (0.21)
                                                                       -------           -------
Net asset value - end of period                                        $ 11.78           $ 12.73
                                                                       -------           -------
Total return                                                           (6.77)%++           5.47%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                              1.96%+            1.90%+
 Net investment income                                                   4.29%+            3.86%+
Portfolio turnover                                                          4%               10%
Net assets at end of period (000 omitted)                              $10,085           $ 8,217
    **For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ++++For the six months ended September 30, 1998, and the years ended March 31, 1998, 1996, and 1995, the per share distributions in excess of net investment income  were $0.0018, $0.0008, $0.0005 and $0.00436, respectively.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                                    --                --
   Ratios (to average net assets):
    Expenses ##                                                             --                --
    Net investment income                                                   --                --

See notes to financial statements

--------------------------------------------------------------------------------

                                                               Tennessee Fund
----------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                        Ended   Year Ended March 31,
                                                                 September 30,  --------------------
                                                                         1998          1998
                                                                 -----------------------------------
                                                                  (Unaudited)
----------------------------------------------------------------------------------------------------
                                                                      Class A
----------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $  10.91      $  10.32
                                                                     --------      --------
Income from investment operations# -
 Net investment income[sec]                                          $   0.26      $   0.53
 Net realized and unrealized gain (loss) on investments                  0.16          0.60
                                                                     --------      --------
  Total from investment operations                                   $   0.42      $   1.13
                                                                     --------      --------
Less distributions declared to shareholders -
 From net investment income                                          $  (0.26)     $  (0.53)
 From net realized gain on investments++++                                 --            --
 In excess of net investment income++++++                                  --         (0.01)
 In excess of net realized gain on investments                             --            --
                                                                     --------      --------
  Total distributions declared to shareholders                       $  (0.26)      $ (0.54)
                                                                     --------      --------
Net asset value - end of period                                      $  11.07       $ 10.91
                                                                     --------      --------
Total return++                                                          3.91%++      11.11%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             1.07%+        1.07%
 Net investment income                                                  4.80%+        4.97%
Portfolio turnover                                                         3%           26%
Net assets at end of period (000 omitted)                            $108,686      $108,871
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
    ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  ++++For the year ended March 31, 1995, the per share distribution from net realized gain on investments was $0.0014.
++++++For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.0024.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                             $   0.25      $   0.52
   Ratios (to average net assets):
    Expenses##                                                          1.17%+        1.17%
    Net investment income                                               4.70%+        4.87%

                                                                                                      Two Months
                                                                                                           Ended      Year Ended
                                                                                                       March 31,     January 31,
                                                                       1997        1996        1995         1994            1994
                                                                   -------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  10.40    $  10.27    $  10.26     $  10.94        $  10.37
                                                                   --------    --------    --------     --------        --------
Income from investment operations# -
 Net investment income[sec]                                        $   0.55    $   0.54    $   0.56     $   0.09        $   0.57
 Net realized and unrealized gain (loss) on investments               (0.09)       0.13        0.02        (0.68)           0.57
                                                                   --------    --------    --------     --------        --------
  Total from investment operations                                 $   0.46    $   0.67    $   0.58     $  (0.59)       $   1.14
                                                                   --------    --------    --------     --------        --------
Less distributions declared to shareholders -
 From net investment income                                        $  (0.54)   $  (0.54)   $  (0.56)    $  (0.07)       $  (0.54)
 From net realized gain on investments++++                               --         --        (0.00)          --              --
 In excess of net investment income++++++                                --       (0.00)         --        (0.02)          (0.03)
 In excess of net realized gain on investments                           --          --       (0.01)          --              --
                                                                   --------    --------    --------     --------        --------
  Total distributions declared to shareholders                     $  (0.54)   $  (0.54)   $  (0.57)    $  (0.09)       $  (0.57)
                                                                   --------    --------    --------     --------        --------
Net asset value - end of period                                    $  10.32    $  10.40    $  10.27     $  10.26        $  10.94
                                                                   --------    --------    --------     --------        --------
Total return++                                                        4.48%       6.66%       5.86%      (5.39)%++        11.20%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.10%       1.21%       1.22%        1.21%+          1.29%
 Net investment income                                                5.26%       5.18%       5.52%        5.31%+          5.25%
Portfolio turnover                                                      20%         20%         27%           4%             12%
Net assets at end of period (000 omitted)                          $108,000    $109,811    $117,572     $117,117        $123,050
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
    ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  ++++For the year ended March 31, 1995, the per share distribution from net realized gain on investments was $0.0014.
++++++For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.0024.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                           $   0.54          --          --             --            --
   Ratios (to average net assets):
    Expenses##                                                        1.16%          --          --             --            --
    Net investment income                                             5.20%          --          --             --            --

See notes to financial statements

--------------------------------------------------------------------------------

                                                             Tennessee Fund
----------------------------------------------------------------------------------------------------------------------
                                                                                 Year Ended January 31,
                                                                  ----------------------------------------------------
                                                                       1993         1992           1991        1990
                                                                  ----------------------------------------------------
                                                                    Class A
                                                                  ----------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 10.10      $  9.90        $  9.80       $  9.68
                                                                    -------      -------        -------       -------
Income from investment operations -
 Net investment income[sec]                                         $  0.57      $  0.61        $  0.62       $  0.67
 Net realized and unrealized gain on investments                       0.31         0.30           0.13          0.11
                                                                    -------      -------        -------       -------
  Total from investment operations                                  $  0.88      $  0.91        $  0.75       $  0.78
                                                                    -------      -------        -------       -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.57)     $ (0.66)       $ (0.63)      $ (0.66)
 From net realized gain on investments                                (0.01)       (0.05)         (0.02)           --
 In excess of net investment income                                   (0.03)          --             --            --
 From paid-in capital++++                                                --           --          (0.00)           --
                                                                    -------      -------        -------       -------
  Total distributions declared to shareholders                      $ (0.61)     $ (0.71)       $ (0.65)      $ (0.66)
                                                                    -------      -------        -------       -------
Net asset value - end of period                                     $ 10.37      $ 10.10        $  9.90       $  9.80
                                                                    -------      -------        -------       -------
Total return++                                                        9.03%        9.50%          7.96%         8.30%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses                                                             1.14%        1.15%          1.03%         0.53%
 Net investment income                                                5.89%        6.11%          6.37%         6.70%
Portfolio turnover                                                       9%          42%            58%           78%
Net assets at end of period (000 omitted)                           $99,443      $87,898        $72,108       $56,048
     *For the period from the commencement of the Fund's investment operations, August 12, 1988, through January 31, 1989.
     +Annualized.
    ++Not annualized.
    ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  ++++For the year ended January 31, 1991, the per share distribution from paid-in capital was $0.0013.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $  0.61           --             --       $  0.60
   Ratios (to average net assets):
    Expenses                                                          1.17%           --             --         1.24%
    Net investment income                                             6.23%           --             --         5.99%

                                                                Period Ended
                                                                 January 31,
                                                                       1989*
                                                                ------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $  9.53
                                                                     -------
Income from investment operations -
 Net investment income[sec]                                          $  0.22
 Net realized and unrealized gain on investments                        0.10
                                                                     -------
  Total from investment operations                                   $  0.32
                                                                     -------
Less distributions declared to shareholders -
 From net investment income                                          $ (0.17)
 From net realized gain on investments                                    --
 In excess of net investment income                                       --
 From paid-in capital++++                                                 --
                                                                     -------
  Total distributions declared to shareholders                       $ (0.17)
                                                                     -------
Net asset value - end of period                                      $  9.68
                                                                     -------
Total return++                                                         3.43%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses                                                              0.40%+
 Net investment income                                                 5.98%+
Portfolio turnover                                                        5%
Net assets at end of period (000 omitted)                            $15,832
     *For the period from the commencement of the Fund's investment operations, August 12, 1988, through January 31, 1989.
     +Annualized.
    ++Not annualized.
    ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  ++++For the year ended January 31, 1991, the per share distribution from paid-in capital was $0.0013.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                             $  0.20
   Ratios (to average net assets):
    Expenses                                                           0.95%+
    Net investment income                                              5.43%+

See notes to financial statements

--------------------------------------------------------------------------------

                                                               Tennessee Fund
-----------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                        Ended    Year Ended March 31,
                                                                September 30,    --------------------
                                                                         1998          1998
                                                                  ----------------------------
                                                                   (Unaudited)
-----------------------------------------------------------------------------------------------------
                                                                      Class B
-----------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $ 10.91       $ 10.31
                                                                      -------       -------
Income from investment operations# -
 Net investment income[sec]                                           $  0.23       $  0.46
 Net realized and unrealized gain (loss) on investments                  0.15          0.61
                                                                      -------       -------
  Total from investment operations                                    $  0.38       $  1.07
                                                                      -------       -------
Less distributions declared to shareholders -
 From net investment income                                           $ (0.23)      $ (0.46)
 From net realized gain on investments++++                                 --            --
 In excess of net investment income++++++                                  --         (0.01)
 In excess of net realized gain on investments                             --            --
                                                                      -------       -------
  Total distributions declared to shareholders                        $ (0.23)      $ (0.47)
                                                                      -------       -------
Net asset value - end of period                                       $ 11.06       $ 10.91
                                                                      -------       -------
Total return                                                            3.49%++      10.51%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             1.72%+        1.72%
 Net investment income                                                  4.15%+        4.32%
Portfolio turnover                                                         3%           26%
Net assets at end of period (000 omitted)                             $20,201       $18,198
    **For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ++++For the year ended March 31, 1995, the per share distribution from net realized gain on investments was $0.0014.
++++++For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.0021.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                              $  0.22       $  0.45
   Ratios (to average daily net assets):
    Expenses##                                                          1.82%+        1.82%
    Net investment income                                               4.05%+        4.22%

                                                                                                        Two Months
                                                                                                             Ended  Period Ended
                                                                                                         March 31,   January 31,
                                                                       1997        1996         1995          1994        1994**
                                                                    ------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 10.39     $ 10.26      $ 10.26       $ 10.95       $ 10.87
                                                                    -------     -------      -------       -------       -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.47     $  0.46      $  0.48       $  0.08          0.19
 Net realized and unrealized gain (loss) on investments               (0.09)       0.14         0.01         (0.69)         0.08
                                                                    -------     -------      -------       -------       -------
  Total from investment operations                                  $  0.38     $  0.60      $  0.49       $ (0.61)      $  0.27
                                                                    -------     -------      -------       -------       -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.46)    $ (0.47)     $ (0.48)      $ (0.08)      $ (0.19)
 From net realized gain on investments++++                               --          --        (0.00)           --            --
 In excess of net investment income++++++                                --       (0.00)          --            --            --
 In excess of net realized gain on investments                           --          --        (0.01)           --            --
                                                                    -------     -------      -------       -------       -------
  Total distributions declared to shareholders                      $ (0.46)    $ (0.47)     $ (0.49)      $ (0.08)      $ (0.19)
                                                                    -------     -------      -------       -------       -------
Net asset value - end of period                                     $ 10.31     $ 10.39      $ 10.26       $ 10.26       $ 10.95
                                                                    -------     -------      -------       -------       -------
Total return                                                          3.76%       5.89%        5.00%       (5.59)%++       2.48%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.79%       1.93%        1.94%         1.93%+        1.93%+
 Net investment income                                                4.57%       4.43%        4.80%         4.49%+        4.20%+
Portfolio turnover                                                      20%         20%          27%            4%           12%
Net assets at end of period (000 omitted)                           $14,436     $12,935      $10,006       $ 5,294       $ 3,818
    **For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ++++For the year ended March 31, 1995, the per share distribution from net realized gain on investments was $0.0014.
++++++For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.0021.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $  0.46          --           --           --             --
   Ratios (to average daily net assets):
    Expenses##                                                        1.85%          --           --           --             --
    Net investment income                                             4.51%          --           --           --             --

See notes to financial statements

--------------------------------------------------------------------------------

                                                                Virginia Fund
----------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                        Ended   Year Ended March 31,
                                                                September 30,   --------------------
                                                                         1998          1998
                                                                  ----------------------------------
                                                                   (Unaudited)
----------------------------------------------------------------------------------------------------
                                                                      Class A
----------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $  11.61        $ 11.06
                                                                     --------       --------
Income from investment operations# -
 Net investment income[sec]                                          $   0.28        $  0.57
 Net realized and unrealized gain (loss) on investments                  0.18           0.55
                                                                     --------       --------
  Total from investment operations                                   $   0.46        $  1.12
                                                                     --------       --------
Less distributions declared to shareholders -
 From net investment income                                          $  (0.28)      $  (0.57)
 From net realized gain on investments                                     --             --
 In excess of net investment income++++                                 (0.00)         (0.00)
 In excess of net realized gain on investments                             --             --
                                                                     --------       --------
  Total distributions declared to shareholders                       $  (0.28)      $  (0.57)
                                                                     --------       --------
Net asset value - end of period                                      $  11.79       $  11.61
                                                                     --------       --------
Total return++                                                          3.99%++       10.32%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             1.01%+         1.03%
 Net investment income                                                  4.76%+         4.97%
Portfolio turnover                                                         7%            39%
Net assets at end of period (000 omitted)                            $372,544       $373,024
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
    ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  ++++For the six months ended September 30, 1998, and the years ended March 31, 1998, 1996, and 1995, the per share distributions in excess of net investment income were $0.0001, $0.002, $0.005 and $0.003, respectively.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                             $   0.27       $   0.56
   Ratios (to average net assets):
    Expenses##                                                          1.11%+         1.13%
    Net investment income                                               4.66%+         4.87%

                                                                                                        Two Months
                                                                                                             Ended      Year Ended
                                                                                                         March 31,     January 31,
                                                                        1997        1996        1995          1994            1994
                                                                    --------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  11.21    $  11.09    $  11.15       $  12.07       $  11.72
                                                                    --------    --------    --------       --------       --------
Income from investment operations# -
 Net investment income[sec]                                         $   0.59    $   0.59    $   0.56       $   0.10       $   0.65
 Net realized and unrealized gain (loss) on investments                (0.15)       0.13        0.04          (0.92)          0.56
                                                                    --------    --------    --------       --------       --------
  Total from investment operations                                  $   0.44    $   0.72    $   0.60       $  (0.82)      $   1.21
                                                                    --------    --------    --------       --------       --------
Less distributions declared to shareholders -
 From net investment income                                         $  (0.59)   $  (0.60)   $  (0.61)      $  (0.06)      $  (0.62)
 From net realized gain on investments                                    --          --       (0.04)            --          (0.20)
 In excess of net investment income++++                                   --       (0.00)      (0.00)         (0.04)         (0.04)
 In excess of net realized gain on investments                            --          --       (0.01)            --             --
                                                                    --------    --------    --------       --------       --------
  Total distributions declared to shareholders                      $  (0.59)   $  (0.60)   $  (0.66)      $  (0.10)      $  (0.86)
                                                                    --------    --------    --------       --------       --------
Net asset value - end of period                                     $  11.06    $  11.21    $  11.09       $  11.15       $  12.07
                                                                    --------    --------    --------       --------       --------
Total return++                                                         3.97%       6.52%       5.67%        (6.80)%++       10.67%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            1.08%       1.18%       1.16%          1.17%+         1.18%
 Net investment income                                                 5.27%       5.20%       4.91%          5.33%+         5.37%
Portfolio turnover                                                       42%         42%         27%             5%            22%
Net assets at end of period (000 omitted)                           $379,185    $418,408    $430,688      $ 443,580       $479,333
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
    ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  ++++For the six months ended September 30, 1998, and the years ended March 31, 1998, 1996, and 1995, the per share distributions in excess of net investment income were $0.0001, $0.002, $0.005 and $0.003, respectively.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $   0.58          --          --             --             --
   Ratios (to average net assets):
    Expenses##                                                         1.14%          --          --             --             --
    Net investment income                                              5.21%          --          --             --             --

See notes to financial statements

--------------------------------------------------------------------------------

                                                             Virginia Fund
-------------------------------------------------------------------------------------------------------------------------------
Year Ended January 31,                                                1993        1992        1991        1990        1989
-------------------------------------------------------------------------------------------------------------------------------
                                                                   Class A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $  11.44    $  11.16    $  10.97    $  10.91    $ 10.75
                                                                  --------    --------    --------    --------    --------
Income from investment operations -
 Net investment income                                            $   0.68    $   0.71    $   0.73    $   0.73    $   0.74
 Net realized and unrealized gain on investments                      0.30        0.34        0.19        0.06        0.16
                                                                  --------    --------    --------    --------    --------
  Total from investment operations                                $   0.98    $   1.05    $   0.92    $   0.79    $   0.90
                                                                  --------    --------    --------    --------    --------
Less distributions declared to shareholders -
 From net investment income                                       $  (0.70)   $  (0.77)   $  (0.73)   $  (0.73)   $  (0.74)
 From net realized gain on investments++++                           (0.00)         --          --          --          --
                                                                  --------    --------    --------    --------    --------
  Total distributions declared to shareholders                    $  (0.70)   $  (0.77)   $  (0.73)   $  (0.73)   $  (0.74)
                                                                  --------    --------    --------    --------    --------
Net asset value - end of period                                   $  11.72     $ 11.44     $ 11.16     $ 10.97     $ 10.91
                                                                  --------    --------    --------    --------    --------
Total return++                                                       8.88%       9.76%       8.74%       7.46%       8.76%
Ratios (to average net assets)/Supplemental data:
 Expenses                                                            1.08%       1.08%       1.11%       1.12%       1.09%
 Net investment income                                               6.02%       6.32%       6.64%       6.67%       6.91%
Portfolio turnover                                                     20%         13%         38%         41%         38%
Net assets at end of period (000 omitted)                         $399,696    $328,664    $275,202    $240,553    $207,680
  ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
++++For the year ended January 31, 1993, the per share distribution from net realized gain on investments was $0.00348.

See notes to financial statements

--------------------------------------------------------------------------------

                                                                Virginia Fund
----------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                        Ended   Year Ended March 31,
                                                                September 30,   --------------------
                                                                         1998           1998
                                                                  ----------------------------------
                                                                  (Unaudited)
----------------------------------------------------------------------------------------------------
                                                                      Class B
----------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $ 11.61        $ 11.06
                                                                      -------        -------
Income from investment operations# -
 Net investment income[sec]                                           $  0.24        $  0.49
 Net realized and unrealized gain (loss) on investments                  0.17           0.56
                                                                      -------        -------
  Total from investment operations                                    $  0.41        $  1.05
                                                                      -------        -------
Less distributions declared to shareholders -
 From net investment income                                           $ (0.24)       $ (0.49)
 From net realized gain on investments                                     --             --
 In excess of net investment income++++                                 (0.00)         (0.01)
 In excess of net realized gain on investments                             --             --
                                                                      -------        -------
  Total distributions declared to shareholders                        $ (0.24)       $ (0.50)_
                                                                      -------        -------
Net asset value - end of period                                       $ 11.78        $ 11.61
                                                                      -------        -------
Total return                                                            3.57%++        9.61%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             1.66%+         1.68%
 Net investment income                                                  4.11%+         4.32%
Portfolio turnover                                                         7%            39%
Net assets at end of period (000 omitted)                             $34,864        $32,902
    **For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ++++For the six months ended September 30, 1998 and the years ended March 31, 1996, and 1995, and the two months ended March 31,
      1994, the per share distributions in excess of net investment income were $0.0001, $0.002, $0.005, and $0.002, respectively.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net  investment income and the ratios would have been:

   Net investment income                                              $  0.23        $  0.48
   Ratios (to average net assets):
    Expenses##                                                          1.76%+         1.78%
    Net investment income                                               4.01%+         4.22%

                                                                                                     Two Months
                                                                                                          Ended    Period Ended
                                                                                                      March 31,     January 31,
                                                                     1997        1996         1995         1994          1994**
                                                                 --------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $ 11.21     $ 11.08      $ 11.14      $ 12.06         $ 12.14
                                                                  -------     -------      -------      -------         -------
Income from investment operations# -
 Net investment income[sec]                                       $  0.51     $  0.51      $  0.53      $  0.09         $  0.22
 Net realized and unrealized gain (loss) on investments             (0.15)       0.13        (0.01)       (0.92)           0.01
                                                                  -------     -------      -------      -------         -------
  Total from investment operations                                $  0.36     $  0.64      $  0.52      $ (0.83)        $  0.23
                                                                  -------     -------      -------      -------         -------
Less distributions declared to shareholders -
 From net investment income                                       $ (0.51)    $ (0.51)     $ (0.53)     $ (0.09)        $ (0.21)
 From net realized gain on investments                                 --          --        (0.04)          --           (0.09)
 In excess of net investment income++++                                --       (0.00)       (0.00)       (0.00)          (0.01)
 In excess of net realized gain on investments                         --          --        (0.01)          --              --
                                                                  -------     -------      -------      -------         -------
  Total distributions declared to shareholders                    $ (0.51)    $ (0.51)     $ (0.58)     $ (0.09)        $ (0.31)
                                                                  -------     -------      -------      -------         -------
Net asset value - end of period                                   $ 11.06     $ 11.21      $ 11.08      $ 11.14         $ 12.06
                                                                  -------     -------      -------      -------         -------
Total return                                                        3.24%       5.85%        4.91%      (6.92)%++         4.93%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                         1.78%       1.90%        1.88%        1.88%+          1.82%+
 Net investment income                                              4.57%       4.46%        4.84%        4.52%+          4.25%+
Portfolio turnover                                                    42%         42%          27%           5%             22%
Net assets at end of period (000 omitted)                         $30,567     $28,420      $22,007      $13,337         $10,877
    **For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ++++For the six months ended September 30, 1998 and the years ended March 31, 1996, and 1995, and the two months ended March 31,
      1994, the per share distributions in excess of net investment income were $0.0001, $0.002, $0.005, and $0.002, respectively.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net  investment income and the ratios would have been:

   Net investment income                                             $  0.50          --           --           --           --
   Ratios (to average net assets):
    Expenses##                                                         1.84%          --           --           --           --
    Net investment income                                              4.51%          --           --           --           --

See notes to financial statements

--------------------------------------------------------------------------------

                                                                Virginia Fund
----------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                        Ended   Year Ended March 31,
                                                                September 30,   --------------------
                                                                         1998          1998
                                                                  ----------------------------------
                                                                  (Unaudited)
----------------------------------------------------------------------------------------------------
                                                                      Class C
----------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                  $11.61        $11.06
                                                                       ------        ------
Income from investment operations# -
 Net investment income[sec]                                            $ 0.24          0.49
 Net realized and unrealized gain (loss) on investments                  0.18          0.56
                                                                       ------        ------
  Total from investment operations                                     $ 0.42        $ 1.05
                                                                       ------        ------
Less distributions declared to shareholders -
 From net investment income                                            $(0.24)       $(0.49)
 From net realized gain on investment income                               --            --
 In excess of net investment income++++                                 (0.00)        (0.01)
 In excess of net realized gain on investments                             --            --
                                                                       ------        ------
  Total distributions declared to shareholders                         $(0.24)       $(0.50)
                                                                       ------        ------
Net asset value - end of period                                        $11.79        $11.61
                                                                       ------        ------
Total return                                                            3.66%++       9.61%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             1.66%+        1.68%
 Net investment income                                                  4.11%+        4.32%
Portfolio turnover                                                         7%           39%
Net assets at end of period (000 omitted)                              $4,566        $3,082
   ***For the period from the inception of Class C, January 3, 1994, through January 31, 1994.
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ++++For the six months ended September 30, 1998 and the years ended March 31, 1996, 1995, and January 31, 1994, the per share distributions in excess of net investment income were $0.0001, $0.005, $0.002, and $0.002, respectively.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income and the ratios would have been:

   Net investment income                                               $ 0.23        $ 0.48
   Ratios (to average net assets):
    Expenses##                                                          1.76%+        1.78%
    Net investment income                                               4.01%+        4.22%

                                                                                                      Two Months
                                                                                                           Ended   Period Ended
                                                                                                       March 31,    January 31,
                                                                     1997         1996          1995        1994        1994***
                                                                   ------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $11.21       $11.07        $11.14      $12.06        $ 11.94
                                                                   ------       ------        ------      ------        -------
Income from investment operations# -
 Net investment income[sec]                                        $ 0.52       $ 0.51        $ 0.56      $ 0.08        $  0.02
 Net realized and unrealized gain (loss) on investments             (0.16)        0.15         (0.04)      (0.91)          0.12
                                                                   ------       ------        ------      ------        -------
  Total from investment operations                                 $ 0.36       $ 0.66        $ 0.52      $(0.83)       $  0.14
                                                                   ------       ------        ------      ------        -------
Less distributions declared to shareholders -
 From net investment income                                        $(0.51)      $(0.52)       $(0.54)     $(0.09)       $ (0.02)
 From net realized gain on investment income                           --           --         (0.04)         --             --
 In excess of net investment income++++                                --        (0.00)        (0.00)         --          (0.00)
 In excess of net realized gain on investments                         --           --         (0.01)         --             --
                                                                   ------       ------        ------      ------        -------
  Total distributions declared to shareholders                     $(0.51)      $(0.52)       $(0.59)     $(0.09)       $ (0.02)
                                                                   ------       ------        ------      ------        -------
Net asset value - end of period                                    $11.06       $11.21        $11.07      $11.14        $ 12.06
                                                                   ------       ------        ------      ------        -------
Total return                                                        3.30%        6.02%         4.85%     (6.91)%++       17.05%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                         1.72%        1.83%         1.80%       1.82%+         1.18%+
 Net investment income                                              4.63%        4.53%         4.90%       4.48%+         1.79%+
Portfolio turnover                                                    42%          42%           27%          5%            22%
Net assets at end of period (000 omitted)                          $3,182       $3,366        $2,300      $1,760        $   833
   ***For the period from the inception of Class C, January 3, 1994, through January 31, 1994.
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ++++For the six months ended September 30, 1998 and the years ended March 31, 1996, 1995, and January 31, 1994, the per share distributions in excess of net investment income were $0.0001, $0.005, $0.002, and $0.002, respectively.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income and the ratios would have been:

   Net investment income                                             $ 0.51           --            --          --           --
   Ratios (to average net assets):
    Expenses##                                                        1.78%           --            --          --           --
    Net investment income                                             4.57%           --            --          --           --

See notes to financial statements

--------------------------------------------------------------------------------

                                                           West Virginia Fund
----------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                        Ended   Year Ended March 31,
                                                                September 30,   --------------------
                                                                         1998          1998
                                                                  ----------------------------------
                                                                   (Unaudited)
----------------------------------------------------------------------------------------------------
                                                                      Class A
----------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $  11.77       $  11.31
                                                                     --------       --------
Income from investment operations# -
 Net investment income[sec]                                          $   0.28       $   0.58
 Net realized and unrealized gain (loss) on investments                  0.17           0.47
                                                                     --------       --------
  Total from investment operations                                   $   0.45       $   1.05
                                                                     --------       --------
Less distributions declared to shareholders -
 From net investment income                                          $  (0.28)      $  (0.58)
 From net realized gain on investments                                     --             --
 In excess of net investment income++++                                 (0.01)         (0.01)
 In excess of net realized gain on investments                             --             --
                                                                     --------       --------
  Total distributions declared to shareholders                       $  (0.29)      $  (0.59)
                                                                     --------       --------
Net asset value - end of period                                      $  11.93       $  11.77
                                                                     --------       --------
Total return++                                                          3.83%++        9.42%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             1.05%+         1.10%
 Net investment income                                                  4.79%+         4.98%
Portfolio turnover                                                         5%            17%
Net assets at end of period (000 omitted)                            $133,569       $130,002
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
    ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  ++++For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.002.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income and the ratios would have been:

   Net investment income                                             $   0.27       $  0.57
   Ratios (to average net assets):
    Expenses##                                                          1.15%+        1.17%
    Net investment income                                               4.69%+        4.91%

                                                                                                      Two Months
                                                                                                           Ended      Year Ended
                                                                                                       March 31,     January 31,
                                                                       1997        1996        1995         1994            1994
                                                                  --------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  11.33    $  11.21    $  11.19     $  12.06        $  11.50
                                                                   --------    --------    --------     --------        --------
Income from investment operations# -
 Net investment income[sec]                                        $   0.60    $   0.61    $   0.62     $   0.01        $   0.64
 Net realized and unrealized gain (loss) on investments               (0.02)       0.12        0.03        (0.78)           0.69
                                                                   --------    --------    --------     --------        --------
  Total from investment operations                                 $   0.58    $   0.73    $   0.65     $  (0.77)       $   1.33
                                                                   --------    --------    --------     --------        --------
Less distributions declared to shareholders -
 From net investment income                                        $  (0.60)   $  (0.61)   $  (0.62)    $  (0.06)       $  (0.61)
 From net realized gain on investments                                   --          --          --           --           (0.12)
 In excess of net investment income++++                                  --       (0.00)         --        (0.04)          (0.04)
 In excess of net realized gain on investments                           --          --       (0.01)          --              --
                                                                   --------    --------    --------     --------        --------
  Total distributions declared to shareholders                     $  (0.60)   $  (0.61)   $  (0.63)    $  (0.10)       $  (0.77)
                                                                   --------    --------    --------     --------        --------
Net asset value - end of period                                    $  11.31    $  11.33    $  11.21     $  11.19        $  12.06
                                                                   --------    --------    --------     --------        --------
Total return++                                                        5.20%       6.58%       6.07%      (6.37)%++        11.80%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.17%       1.22%       1.19%        1.30%+          1.24%
 Net investment income                                                5.28%       5.30%       5.62%        5.36%+          5.30%
Portfolio turnover                                                      21%         11%         23%           2%             26%
Net assets at end of period (000 omitted)                          $126,107    $134,514    $127,616     $130,726        $141,190
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
    ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  ++++For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.002.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income and the ratios would have been:

   Net investment income                                                 --          --          --             --            --
   Ratios (to average net assets):
    Expenses##                                                           --          --          --             --            --
    Net investment income                                                --          --          --             --            --

See notes to financial statements

--------------------------------------------------------------------------------

                                                         West Virginia Fund
-------------------------------------------------------------------------------------------------------------------------------
Year Ended January 31,                                                 1993        1992        1991        1990        1989
-------------------------------------------------------------------------------------------------------------------------------
                                                                    Class A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  11.20     $ 10.93     $ 10.72     $ 10.68     $ 10.51
                                                                   --------     -------     -------     -------     -------
Income from investment operations -
 Net investment income                                             $   0.66     $  0.70     $  0.71     $  0.71     $  0.77
 Net realized and unrealized gain on investments                       0.34        0.34        0.21        0.04        0.18
                                                                   --------     -------     -------     -------     -------
  Total from investment operations                                 $   1.00     $  1.04     $  0.92     $  0.75     $  0.95
                                                                   --------     -------     -------     -------     -------
Less distributions declared to shareholders -
 From net investment income                                        $  (0.69)    $ (0.76)    $ (0.71)    $ (0.71)    $ (0.78)
 From net realized gain on investments                                (0.01)      (0.01)         --          --          --
                                                                   --------     -------     -------     -------     -------
  Total distributions declared to shareholders                     $  (0.70)    $ (0.77)    $ (0.71)    $ (0.71)    $ (0.78)
                                                                   --------     -------     -------     -------     -------
Net asset value - end of period                                    $  11.50     $ 11.20     $ 10.93     $ 10.72     $ 10.68
                                                                   --------     -------     -------     -------     -------
Total return++                                                        9.12%       9.84%       8.91%       7.26%       9.43%
Ratios (to average net assets)/Supplemental data:
 Expenses                                                             1.15%       1.17%       1.21%       1.22%       0.86%
 Net investment income                                                5.97%       6.33%       6.59%       6.63%       7.01%
Portfolio turnover                                                      19%         14%         37%         34%          9%
Net assets at end of period (000 omitted)                          $115,289     $80,440     $61,984     $52,398     $43,026
++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

                                                           West Virginia Fund
----------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                        Ended   Year Ended March 31,
                                                                September 30,   --------------------
                                                                         1998          1998
                                                                  ----------------------------------
                                                                  (Unaudited)
----------------------------------------------------------------------------------------------------
                                                                      Class B
----------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $ 11.77       $ 11.31
                                                                      -------       -------
Income from investment operations# -
 Net investment income[sec]                                           $  0.24       $  0.51
 Net realized and unrealized gain (loss) on investments                  0.16          0.46
                                                                      -------       -------
  Total from investment operations                                    $  0.40       $  0.97
                                                                      -------       -------
Less distributions declared to shareholders -
 From net investment income                                           $ (0.24)      $ (0.51)
 From net realized gain on investments                                     --            --
 In excess of net investment income++++                                 (0.01)        (0.00)
 In excess of net realized gain on investments                             --            --
                                                                      -------       -------
  Total distributions declared to shareholders                        $ (0.25)      $ (0.51)
                                                                      -------       -------
Net asset value - end of period                                       $ 11.92       $ 11.77
                                                                      -------       -------
Total return                                                            3.41%++       8.72%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             1.70%+        1.75%
 Net investment income                                                  4.14%+        4.33%
Portfolio turnover                                                         5%           17%
Net assets at end of period (000 omitted)                             $17,079       $15,472
    **For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ++++For the years ended March 31, 1998, 1996, and 1995, the per share distributions in excess of net investment income were
      $0.005, $0.002 and $0.005, respectively.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income and the ratios would have been:

   Net investment income                                              $  0.23       $  0.50
   Ratios (to average net assets):
    Expenses##                                                          1.80%+        1.82%
    Net investment income                                               4.04%+        4.26%

                                                                                                      Two Months
                                                                                                           Ended    Period Ended
                                                                                                       March 31,     January 31,
                                                                       1997        1996         1995        1994          1994**
                                                                    ------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 11.33     $ 11.21      $ 11.19      $12.06          $12.13
                                                                    -------     -------      -------      ------          ------
Income from investment operations# -
 Net investment income[sec]                                         $  0.52     $  0.52      $  0.53      $ 0.01          $ 0.22
 Net realized and unrealized gain (loss) on investments               (0.02)       0.12         0.04       (0.87)           0.05
                                                                    -------     -------      -------      ------          ------
  Total from investment operations                                  $  0.50     $  0.64      $  0.57      $(0.86)         $ 0.27
                                                                    -------     -------      -------      ------          ------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.52)    $ (0.52)    $  (0.54)     $(0.01)         $(0.21)
 From net realized gain on investments                                   --          --           --          --           (0.12)
 In excess of net investment income++++                                  --       (0.00)       (0.00)         --           (0.01)
 In excess of net realized gain on investments                           --          --        (0.01)         --              --
                                                                    -------     -------      -------      ------          ------
  Total distributions declared to shareholders                      $ (0.52)    $ (0.52)     $ (0.55)     $(0.01)         $(0.34)
                                                                    -------     -------      -------      ------          ------
Net asset value - end of period                                     $ 11.31     $ 11.33      $ 11.21      $11.19          $12.06
                                                                    -------     -------      -------      ------          ------
Total return                                                          4.47%       5.81%        5.30%     (6.48)%++         5.59%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.87%       1.94%        1.91%       2.02%+          1.89%+
 Net investment income                                                4.57%       4.56%        4.87%       4.56%+          4.14%+
Portfolio turnover                                                      21%         11%          23%          2%             26%
Net assets at end of period (000 omitted)                           $13,587     $12,647      $10,046      $5,456          $4,530
    **For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
     +Annualized.
    ++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ++++For the years ended March 31, 1998, 1996, and 1995, the per share distributions in excess of net investment income were
      $0.005, $0.002 and $0.005, respectively.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income and the ratios would have been:

   Net investment income                                                 --          --           --            --            --
   Ratios (to average net assets):
    Expenses##                                                           --          --           --            --            --
    Net investment income                                                --          --           --            --            --

See notes to financial statements

Notes to Financial Statements (Unaudited)

(1) Business and Organization

MFS Municipal Series Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of 16 Funds, as follows: MFS Municipal Income Fund, MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund* (Mississippi Fund), MFS New York Municipal Bond Fund* (New York Fund), MFS North Carolina Municipal Bond Fund* (North Carolina Fund), MFS Pennsylvania Municipal Bond Fund* (Pennsylvania Fund), MFS South Carolina Municipal Bond Fund* (South Carolina Fund), MFS Tennessee Municipal Bond Fund* (Tennessee Fund), MFS Virginia Municipal Bond Fund* (Virginia Fund), and MFS West Virginia Municipal Bond Fund* (West Virginia Fund). Each Fund, except MFS Municipal Income Fund, is non-diversified.

*These Funds are included within these financial statements.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Because each Fund invests primarily in the securities of a single state and its political subdivisions, each Fund is vulnerable to the effects of changes in the legal and economic environment of the particular state.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on the commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Futures Contracts - Each Fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, each Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Each Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in index contracts or contracts on related options for purposes other than hedging, may be made when a Fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Trust's custody fee is calculated as a percentage of each Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by each Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on each Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions paid by each Fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because each Fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable each Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. Each Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains.

At March 31, 1998, the following Funds, for federal income tax purposes, had capital loss carryforwards which may be applied against any net taxable realized gains of each succeeding year until the earlier of their utilization or expiration.

                    Mississippi      New York   North Carolina   Pennsylvania   South Carolina     Virginia  West Virginia
Expiration Date            Fund          Fund             Fund           Fund             Fund         Fund           Fund
--------------------------------------------------------------------------------------------------------------------------
March 31, 2003       $       --    $2,266,098       $5,720,615     $       --       $       --   $  502,446     $       --
March 31, 2004        3,057,195            --               --      1,125,777          452,212    3,840,742      2,539,573
March 31, 2005          228,833       502,292               --        533,472          593,657    2,350,366        714,690
                     ----------    ----------       ----------     ----------       ----------   ----------     ----------
 Total               $3,286,028    $2,768,390       $5,720,615     $1,659,249       $1,045,869   $6,693,554     $3,254,263
                     ----------    ----------       ----------     ----------       ----------   ----------     ----------

Multiple Classes of Shares of Beneficial Interest - Each Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates

Investment Adviser - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of each Fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee with respect to each Fund, which is reflected as a preliminary reduction of expenses in the Statement of Operations.

The Pennsylvania Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Pennsylvania Fund's operating expenses, exclusive of management, distribution, and service fees. The Pennsylvania Fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of its average daily net assets. To the extent that the expense reimbursement fee exceeds the Pennsylvania Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At September 30, 1998, the aggregate unreimbursed expenses owed to MFS by the Pennsylvania Fund amounted to $224,386. During the six months ended September 30, 1998, MFS did not impose the reimbursement fee of $80,979.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation for the six months ended September 30, 1998, is a net periodic pension expense for each Fund, as follows:

                                  North                         South                                   West
  Mississippi     New York     Carolina     Pennsylvania     Carolina     Tennessee     Virginia    Virginia
         Fund         Fund         Fund             Fund         Fund          Fund         Fund        Fund
------------------------------------------------------------------------------------------------------------
       $2,225       $2,915       $2,915           $2,350       $3,184        $3,286       $2,914      $2,914

Administrator - The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each Fund pays MFS an administrative fee at the following annual percentages of each Fund's average daily net assets:

  First $1 billion                0.0150%
  Next $1 billion                 0.0125%
  Next $1 billion                 0.0100%
  In excess of $3 billion         0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $13,459, $6,850, $43,862, $7,625, $22,799, $17,327, $45,871 and $25,529, as its
portion of the sales charge on sales of Class A shares of the Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia and West Virginia Funds, respectively, for the six months ended September 30, 1998.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $7,087, $12,731, $4,397, $5,631, $14,195 and $3,635 for the New York, North Carolina,
South Carolina, Tennessee, Virginia and West Virginia Funds, respectively, for the six months ended September 30, 1998. Fees incurred under the distribution plan during the six months ended September 30, 1998, were 0.00%, 0.25%, 0.35%, 0.00%, 0.35%, 0.35%, 0.35% and 0.35% of each Fund's average daily net assets attributable to Class A shares on an annualized basis for the Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia and West Virginia Funds, respectively. Payments of the Mississippi Fund's 0.35% per annum Class A distribution and service fee will commence on such date as the Trustees may determine. In the case of the New York and Pennsylvania Funds, payments of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of Trust may determine. For the Pennsylvania Fund, payments of the 0.25% per annum Class A service fee will commence on the date that net assets of the Fund attributable to Class A shares first equal or exceed $50 million.

Each Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,983, $2,970, $1,198, $1,048, $1,611, and $1,501
for the New York, North Carolina, South Carolina, Tennessee, Virginia, and West Virginia Funds, respectively, for Class B shares. MFS retains the service fee for accounts not attributable to a securities dealer, which amounted to $24 and $0 for the North Carolina and Virginia Funds, respectively, for Class C shares. Fees incurred under the distribution plan during the six months ended September 30, 1998, were 0.78%, 1.00%, 1.00%, 0.78%, 1.00%, 1.00%, 1.00%, and 1.00% of
each of the Fund's average daily net assets attributable to Class B shares for the Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, and West Virginia Funds, respectively, on an annualized basis. Fees incurred under the distribution plan during the six months ended September 30, 1998, were 1.00% and 1.00% of each Fund's average daily net assets attributable to Class C shares for the North Carolina and Virginia Funds, respectively, on an annualized basis. Except in the case of the 0.25% per annum Class B service fee paid by the Mississippi Fund upon sale of Class B shares in the first year, payment of the Class B service fee will be suspended until such date as the Trustees of Trust may determine. Except in the case of the 0.25% per annum Class B service fee paid by the Pennsylvania Fund upon the sale of Class B shares in the first year, payment of the Class B service fee will be suspended until such date as the Class A service fee first becomes payable.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended September 30, 1998 on Class A, Class B, and Class C shares were as follows:

                                               North                       South                                West
                 Mississippi     New York   Carolina   Pennsylvania     Carolina    Tennessee     Virginia  Virginia
CDSC imposed            Fund         Fund       Fund           Fund         Fund         Fund         Fund      Fund
--------------------------------------------------------------------------------------------------------------------
Class A               $   --      $    --    $    --        $    --      $    --      $    --      $    --   $     3
Class B               $8,967      $18,417    $32,306        $11,558      $25,034      $26,119      $56,372   $15,599
Class C               $   --      $    --    $ 1,365        $    --      $    --      $    --      $    --   $   --

Shareholder Servicing Agent--MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, and short-term obligations were as follows (000 omitted):

                                                North                         South                                   West
                Mississippi     New York     Carolina     Pennsylvania     Carolina     Tennessee     Virginia    Virginia
                       Fund         Fund         Fund             Fund         Fund          Fund         Fund        Fund
--------------------------------------------------------------------------------------------------------------------------
Purchases            $1,377       $3,687      $23,091           $2,311       $6,514        $3,988      $27,588      $8,847
Sales                 3,347        5,549       34,453              989        7,270         6,645       40,854       6,643

The cost and unrealized appreciation or depreciation in value of the investments owned by each Fund, as computed on a federal income tax basis, are as follows (000 omitted):

                                                              North
                               Mississippi     New York    Carolina  Pennsylvania
                                      Fund         Fund        Fund          Fund
---------------------------------------------------------------------------------
Aggregate cost                     $68,642     $127,618    $385,509       $37,557
                                   -------     --------    --------       -------
Gross unrealized appreciation      $ 7,344     $ 16,862    $ 43,210       $ 3,315
Gross unrealized depreciation           --           --         (38)          (36)
                                   -------     --------    --------       -------
Net unrealized appreciation        $ 7,344     $ 16,862    $ 43,172       $ 3,279
                                   -------     --------    --------       -------

                                     South                                       West
                                  Carolina      Tennessee     Virginia       Virginia
                                      Fund           Fund         Fund           Fund
-------------------------------------------------------------------------------------
Aggregate cost                    $160,405       $115,716     $369,754       $133,084
                                  --------       --------     --------       --------
Gross unrealized appreciation     $ 17,888       $ 11,989     $ 35,631       $ 14,838
Gross unrealized depreciation         (310)            (8)         (14)            (6)
                                  --------       --------     --------       --------
Net unrealized appreciation       $ 17,578       $ 11,981     $ 35,617       $ 14,832
                                  --------       --------     --------       --------

(5) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                              Mississippi Fund
Class A Shares                                      --------------------------
Six Months Ended September 30, 1998 (000 Omitted)         Shares        Amount
------------------------------------------------------------------------------
Shares sold                                                  239       $ 2,371
Shares issued to shareholders in reinvestment
 of distributions                                             74           732
Shares reacquired                                           (440)       (4,362)
                                                            ----       -------
 Net decrease                                               (127)      $ (1,259)
                                                            ----       --------
Year Ended March 31, 1998 (000 Omitted)                   Shares        Amount
------------------------------------------------------------------------------
Shares sold                                                  340       $ 3,311
Shares issued to shareholders in reinvestment
 of distributions                                            150         1,455
Shares reacquired                                           (930)       (9,013)
                                                            ----       -------
 Net decrease                                               (440)      $(4,247)
                                                            ----       -------
                                                             Pennsylvania Fund
                                                    --------------------------
Six Months Ended September 30, 1998 (000 Omitted)         Shares        Amount
------------------------------------------------------------------------------
Shares sold                                                  155       $ 1,516
Shares issued to shareholders in reinvestment
 of distributions                                             30           300
Shares reacquired                                           (136)       (1,338)
                                                            ----       -------
 Net increase (decrease)                                      49       $   478
                                                            ----       -------
Year Ended March 31, 1998 (000 Omitted)                   Shares        Amount
------------------------------------------------------------------------------
Shares sold                                                  394       $ 3,820
Shares issued to shareholders in reinvestment
 of distributions                                             58           562
Shares reacquired                                           (353)       (3,408)
                                                            ----       -------
 Net increase (decrease)                                      99       $   974
                                                            ----       -------

                                                                 New York Fund       North Carolina Fund
Class A Shares                                      -------------------------- -------------------------
Six Months Ended September 30, 1998 (000 Omitted)         Shares        Amount       Shares       Amount
--------------------------------------------------------------------------------------------------------
Shares sold                                                1,020      $ 11,498        3,501    $  42,591
Shares issued to shareholders in reinvestment
 of distributions                                            152         1,710          419        5,107
Shares reacquired                                         (1,501)      (16,908)      (4,779)     (58,153)
                                                          ------      --------       ------    ---------
 Net decrease                                               (329)     $ (3,700)        (859)   $ (10,455)
                                                          ------      --------       ------    ---------
Year Ended March 31, 1998 (000 Omitted)                   Shares        Amount       Shares       Amount
--------------------------------------------------------------------------------------------------------
Shares sold                                                2,457      $ 27,162        3,557    $  43,014
Shares issued to shareholders in reinvestment
 of distributions                                            315         3,486          894       10,719
Shares reacquired                                         (3,645)      (40,239)      (5,766)     (69,369)
                                                          ------      --------       ------    ---------
 Net decrease                                               (873)     $ (9,591)      (1,315)   $ (15,636)
                                                          ------      --------       ------    ---------
                                                    South Carolina Fund                    Tennessee Fund
                                                    -------------------------- --------------------------
Six Months Ended September 30, 1998 (000 Omitted)         Shares        Amount       Shares       Amount
--------------------------------------------------------------------------------------------------------
Shares sold                                                  325      $  4,045          370    $   4,041
Shares issued to shareholders in reinvestment
 of distributions                                            140         1,767          111        1,215
Shares reacquired                                           (748)       (9,352)        (634)      (6,919)
                                                          ------      --------       ------    ---------
 Net increase (decrease)                                    (283)     $ (3,540)        (153)   $  (1,663)
                                                          ------      --------       ------    ---------
Year Ended March 31, 1998 (000 Omitted)                   Shares        Amount       Shares       Amount
--------------------------------------------------------------------------------------------------------
Shares sold                                                  722      $  8,866          613    $   6,529
Shares issued to shareholders in reinvestment
 of distributions                                            313         3,853          248        2,663
Shares reacquired                                         (1,682)      (20,677)      (1,356)     (14,510)
                                                          ------      --------       ------    ---------
 Net increase (decrease)                                    (647)     $ (7,958)        (495)   $  (5,318)
                                                          ------      --------       ------    ---------

                                                                                           Virginia Fund       West Virginia Fund
Class A Shares                                                                -------------------------- ------------------------
Six Months Ended September 30, 1998 (000 Omitted)                                Shares         Amount      Shares        Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                       2,049      $  23,866         585     $   6,898
Shares issued to shareholders in reinvestment
 of distributions                                                                   380          4,425         145         1,707
Shares reacquired                                                                (2,946)       (34,284)       (578)       (6,804)
                                                                                 ------      ---------        ----     ---------
 Net increase (decrease)                                                           (517)     $  (5,993)        152     $   1,801
                                                                                 ------      ---------        ----     ---------
Year Ended March 31, 1998 (000 Omitted)                                          Shares         Amount      Shares        Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                       3,292      $  37,717         628     $   7,306
Shares issued to shareholders in reinvestment
 of distributions                                                                   808          9,265         296         3,454
Shares reacquired                                                                (6,251)       (71,443)     (1,029)      (11,967)
                                                                                 ------      ---------      ------     ---------
 Net decrease                                                                    (2,151)     $ (24,461)       (105)    $  (1,207)
                                                                                 ------      ---------      ------     ---------

Class B Shares                                            Mississippi Fund               New York Fund        North Carolina Fund
                                                    ----------------------     ------------------------  ------------------------
Six Months Ended September 30, 1998 (000 Omitted)    Shares         Amount        Shares         Amount      Shares        Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                              76       $    740           350      $   3,945         537     $   6,526
Shares issued to shareholders in reinvestment
 of distributions                                         8             84            28            313          49           603
Shares reacquired                                       (88)          (873)         (182)        (2,041)       (228)       (2,775)
                                                    -------       --------     ---------      ---------   ---------     ---------
 Net increase (decrease)                                 (4)      $    (49)          196      $   2,217         358     $   4,354
                                                    -------       --------     ---------      ---------   ---------     ---------

Year Ended March 31, 1998 (000 Omitted)              Shares         Amount        Shares         Amount      Shares        Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                             104       $  1,002           312       $  3,451         686     $   8,214
Shares issued to shareholders in reinvestment
 of distributions                                        16            154            55            614          93         1,113
Shares reacquired                                      (213)        (2,053)         (525)        (5,756)       (516)       (6,196)
                                                    -------       --------     ---------      ---------   ---------     ---------
 Net increase (decrease)                                (93)      $   (897)         (158)      $ (1,691)        263     $   3,131
                                                    -------       --------     ---------      ---------   ---------     ---------

                                                         Pennsylvania Fund          South Carolina Fund            Tennessee Fund
                                                    ----------------------     ------------------------  ------------------------
Six Months Ended September 30, 1998 (000 Omitted)    Shares         Amount        Shares         Amount      Shares        Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                             212       $  2,093          425      $   5,324         275     $   2,994
Shares issued to shareholders in reinvestment
 of distributions                                        21            207           25            315          19           203
Shares reacquired                                      (148)        (1,454)        (122)        (1,522)       (135)       (1,465)
                                                    -------       --------    ---------      ---------   ---------     ---------
 Net increase                                            85       $    846          328      $   4,117         159     $   1,732
                                                    -------       --------    ---------      ---------   ---------     ---------

Year Ended March 31, 1998 (000 Omitted)              Shares         Amount        Shares         Amount     Shares        Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                             357       $  3,436          663      $   8,183         465     $   4,987
Shares issued to shareholders in reinvestment
 of distributions                                        47            463           48            597          34           360
Shares reacquired                                      (998)        (9,574)        (308)        (3,811)       (231)       (2,474)
                                                    -------       --------    ---------      ---------   ---------     ---------
 Net increase (decrease)                               (594)      $ (5,675)         403      $   4,969         268     $   2,873
                                                    -------       --------    ---------      ---------   ---------     ---------

                                                                                          Virginia Fund       West Virginia Fund
                                                                              -------------------------   ----------------------
Six Months Ended September 30, 1998 (000 Omitted)                                 Shares         Amount     Shares        Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                         326      $   3,774         157     $   1,846
Shares issued to shareholders in reinvestment
 of distributions                                                                    26            301          18           210
Shares reacquired                                                                  (228)        (2,628)        (58)         (677)
                                                                              ---------      ---------   ---------     ---------
 Net increase                                                                       124      $   1,447         117     $   1,379
                                                                              ---------      ---------   ---------     ---------

Year Ended March 31, 1998 (000 Omitted)                                           Shares        Amount      Shares        Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                         410      $   4,700         216     $   2,508
Shares issued to shareholders in reinvestment
 of distributions                                                                    51            588          35           409
Shares reacquired                                                                  (390)        (4,456)       (138)       (1,601)
                                                                              ---------      ---------   ---------     ---------
 Net increase                                                                        71      $     832         113     $   1,316
                                                                              ---------      ---------   ---------     ---------

                                                                  North Carolina Fund                Virginia Fund
Class C Shares                                        -------------------------------   --------------------------
Six Months Ended September 30, 1998 (000 Omitted)             Shares           Amount          Shares       Amount
------------------------------------------------------------------------------------------------------------------
Shares sold                                                      213         $  2,583            130      $  1,503
Shares issued to shareholders in reinvestment
 of distributions                                                  9              111              5            61
Shares reacquired                                                (29)            (357)           (14)         (151)
                                                                 ---         --------            ---      --------
 Net increase                                                    193         $  2,337            121      $  1,413
                                                                 ---         --------            ---      --------

Year Ended March 31, 1998 (000 Omitted)                       Shares           Amount          Shares       Amount
------------------------------------------------------------------------------------------------------------------
Shares sold                                                      224         $  2,694             91      $  1,028
Shares issued to shareholders in reinvestment
 of distributions                                                 17              208              9           105
Shares reacquired                                               (245)          (2,896)          (122)       (1,391)
                                                               -----         --------         ------      --------
 Net increase (decrease)                                          (4)        $      6            (22)     $   (258)
                                                             --------        --------         ------      --------

(6) Line of Credit

The Trust and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Funds for the six months ended September 30, 1998, ranged from $142 to $1,675.


(7) Financial Instruments

The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts

                                                                                                   Unrealized
                                                                                                Appreciation/
Fund                          Description           Expiration       Contracts     Position    (Depreciation)
---------------------   ----------------------   ---------------   -----------   ----------   ---------------
Mississippi Fund        U.S. Treasury Bonds      December 1998           5         Short        $  (12,088)
                        Municipal Bond Index     December 1998           5         Long              8,225
                                                                                                ----------
                                                                                                $   (3,863)
                                                                                                ==========
New York Fund           U.S. Treasury Bonds      December 1998          57         Short        $ (267,071)
                        Municipal Bond Index     December 1998          57         Long            132,209
                                                                                                ----------
                                                                                                $ (134,862)
                                                                                                ==========
North Carolina Fund     U.S. Treasury Notes      December 1998         185         Short        $ (877,445)
                        Municipal Bond Index     December 1998         185         Long            431,807
                        Municipal Bond Index     December 1998          84         Short              (449)
                        Municipal Bond Index     December 1998           1         Long                275
                                                                                                ----------
                                                                                                $ (445,812)
                                                                                                ==========
Pennsylvania Fund       U.S. Treasury Bonds      December 1998           3         Short        $   (7,016)
                        Municipal Bond Index     December 1998           3         Long              4,735
                                                                                                ----------
                                                                                                $   (2,281)
                                                                                                ==========
South Carolina Fund     U.S. Treasury Bonds      December 1998          15         Short        $  (36,202)
                        Municipal Bond Index     December 1998          15         Long             24,674
                                                                                                ----------
                                                                                                $  (11,528)
                                                                                                ==========
Tennessee Fund          U.S. Treasury Bonds      December 1998          10         Short        $  (24,145)
                        Municipal Bond Index     December 1998          10         Long             16,449
                                                                                                ----------
                                                                                                $   (7,696)
                                                                                                ==========
Virginia Fund           U.S. Treasury Bonds      December 1998          33         Short        $  (79,450)
                        Municipal Bond Index     December 1998          33         Long             54,082
                                                                                                ----------
                                                                                                $  (25,368)
                                                                                                ==========
West Virginia Fund      U.S. Treasury Bonds      December 1998          12         Short        $  (29,187)
                        Municipal Bond Index     December 1998          12         Long             19,939
                                                                                                ----------
                                                                                                $   (9,248)
                                                                                                ==========

At September 30, 1998, the Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, and West Virginia Funds had sufficient cash and/or securities to cover margin requirements on open futures contracts.

MFS Family of Funds(R)

MFS offers a range of mutual funds to meet investors' varying financial needs and goals. The funds are placed below in descending order of the level of risk and reward each one offers in relation to the others in that asset class.(1) The objective of the fund you choose should correspond to your financial needs and goals.

                      HIGHER RISK/HIGHER REWARD POTENTIAL
BOND FUNDS

MFS(R) Global Governments Fund(2)
MFS(R) High Yield Opportunities Fund
MFS(R) High Income Fund
MFS(R) Municipal High Income Fund
MFS(R) Strategic Income Fund
MFS(R) Municipal State Funds
    AL, AR, CA, FL, GA, MD, MA, MS,
    NY, NC, PA, SC, TN, VA, WV
MFS(R) Municipal Income Fund
MFS(R) Bond Fund
MFS(R) Municipal Bond Fund
MFS(R) Government Securities Fund
MFS(R) Government  Mortgage Fund
MFS(R) Intermediate Income Fund
MFS(R) Municipal Limited Maturity Fund
MFS(R) Limited Maturity Fund
MFS(R) Government Limited Maturity Fund

STOCK FUNDS

MFS(R)/Foreign & Colonial Emerging
  Markets Equity Fund
MFS(R) Managed Sectors Fund
MFS(R) New Discovery Fund
MFS(R) Emerging Growth Fund
MFS(R) Mid Cap Growth Fund
MFS(R) International Growth Fund
MFS(R) Research  International Fund
MFS(R) Global Growth Fund(2)
MFS(R) Strategic Growth Fund
MFS(R) Research Fund
MFS(R) International Growth
  and Income Fund
MFS(R) Global Equity Fund(2)
MFS(R) Capital Opportunities Fund
Massachusetts Investors Growth
  Stock Fund
MFS(R) Growth Opportunities Fund
MFS(R) Large Cap Growth Fund
MFS(R) Union Standard(R) Equity Fund
MFS(R) Research Growth
  and Income Fund
Massachusetts Investors Trust
MFS(R) Equity Income Fund
MFS(R) Utilities Fund
MFS(R) Global Total Return Fund(2)
MFS(R) Total Return Fund
MFS(R) Global Asset
  Allocation Fund(2)

                      LOWER RISK / LOWER REWARD POTENTIAL

(1) For information on the specific risks, charges, and expenses associated with any MFS fund, refer to the prospectus. Read it carefully before investing or sending money.

(2) MFS "global" funds were formerly "world" funds. As of August 24, 1998, their names changed but their objectives remain the same.

                     Diversifying Your Investment Portfolio

Most experts agree that it's wise to diversify your investments, no matter what your age or financial situation. Diversification - spreading your assets among a variety of investment types - can help spread your risk as well.

No one type of investment performs well all the time. In fact, each type of investment tends to follow its own cycle, so that when the price of one is rising, the price of another may be declining. By including a range of investments in your portfolio, the overall volatility - or change in value - of that portfolio should be less than if you put everything in one type of investment.

MFS offers a wide variety of investments to suit a wide range of needs. For more information, talk to your financial adviser or request our We're MFS kit. For details about a specific MFS fund, ask for a prospectus including charges and expenses. Read the prospectus carefully before you invest or send money.

For more information, call MFS at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time or visit our Web site at www.mfs.com.

[MFS Logo]

Heritage Planning(SM)

                 Helping Yourself [bullet] Helping Your Parents
                       [bullet] Helping your Children(SM)

[Picture of Man at desk, showing a couple a letter]

                          You, Your Adviser, and MFS:
                            A Powerful Partnership


In today's complex world, financial needs go beyond putting aside money, choosing investment products, and understanding the markets. What you really need is an overall plan to address the complex lifestyle issues facing you, your parents, and your children. And that's where your financial adviser and MFS can help.

MFS(R) Heritage Planning(SM) is our program to help you and your adviser develop strategies to meet your long-term financial needs. Your financial adviser can offer you MFS Heritage Planning educational materials on topics such as:

         [bullet] retirement planning
         [bullet] college funding
         [bullet] estate planning
         [bullet] eldercare

Talk with your financial adviser today or order the MFS Heritage Planning kit from our Web site at www.mfs.com or by calling 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

This material is not intended to replace the advice of a qualified attorney, tax adviser, financial adviser, or insurance agent. Before making any financial commitment, consult with the appropriate financial adviser.

MFS(R) Municipal Series Trust

Trustees

Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),
MFS Investment Management

Marshall N. Cohan - Private Investor

Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery,
Brigham and Women's Hospital; Professor of Surgery,
Harvard Medical School

The Hon. Sir J. David Gibbons, KBE - Chief Executive Officer,
Edmund Gibbons Ltd.; Chairman, Colonial Insurance Company, Ltd.

Abby M. O'Neill - Private Investor

Walter E. Robb, III - President and Treasurer, Benchmark
Advisors, Inc. (corporate financial consultants); President,
Benchmark Consulting Group, Inc. (office services)

Arnold D. Scott* - Senior Executive Vice President,
Director, and Secretary, MFS Investment Management

Jeffrey L. Shames* - Chairman, Chief Executive Officer, and Director, MFS Investment Management

J. Dale Sherratt - President, Insight Resources, Inc.
(acquisition planning specialists)

Ward Smith - Former Chairman (until 1994), NACCO
Industries (holding company)

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

Portfolio Managers
John P. Kihn*
Geoffrey L. Schechter*

Treasurer
W. Thomas London*

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Custodian
State Street Bank and Trust Company

Investor Information
For MFS stock and bond market outlooks, call toll free:
1-800-637-4458 anytime from a touch-tone telephone.
For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m.
to 5 p.m. Eastern time (or leave a message anytime).

Investor Service
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free:
1-800-637-6576 any business day from 9 a.m. to 5 p.m.
Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances, and exchanges, call toll free: 1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

World Wide Web
www.mfs.com

*Affiliated with the Investment Adviser

MFS (R) Municipal
Series Trust

MFS(R) Mississippi Municipal Bond Fund
MFS(R) New York Municipal Bond Fund
MFS(R) North Carolina Municipal Bond Fund
MFS(R) Pennsylvania Municipal Bond Fund
MFS(R) South Carolina Municipal Bond Fund
MFS(R) Tennessee Municipal Bond Fund
MFS(R) Virginia Municipal Bond Fund
MFS(R) West Virginia Municipal Bond Fund

[MFS Logo]

500 Boylston Street
Boston, MA 02116-3741


-------------
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   MFS
-------------

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